Exhibit 10.1

certain information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to PARAMOUNT GOLD NEVADA CORP. if publicly disclosed, AND HAS BEEN MARKED WITH “(***)” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

ROYALTY Agreement

Between

PARAMOUNT GOLD NEVADA CORP.

- and -

SLEEPER MINING COMPANY, LLC

- and -

FRANCO-NEVADA U.S. CORPORATION

April 11, 2019

Table of Contents

1.Definitions1

2.Interpretation.10

3.Royalty11

4.Payment of Cash Consideration14

5.Calculation of Net Smelter Returns15

6.In-Kind Credit of Precious Metals Royalty16

7.Taxes18

8.Reporting Obligations19

9.Records; Audits; Inspections20

10.Maintenance of Existence and Property22

11.Management of Mining Operations23

12.Royalty and Stream Interests25

13.Insurance Matters26

14.Representations and Warranties of the Payee27

15.Representations and Warranties of the Owners27

16.Indemnities27

17.Term27

18.Transfer Rights of the Owners28

19.Transfer Rights of the Payee28

20.Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.28

21.Notices29

22.General Provisions30

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Table of Contents

(continued)

SCHEDULE A – DESCRIPTION OF THE PROPERTY

SCHEDULE B – PERMITTED ENCUMBRANCES

SCHEDULE C – REPRESENTATIONS AND WARRANTIES OF THE PAYEE

SCHEDULE D – REPRESENTATIONS AND WARRANTIES OF THE OWNERS

SCHEDULE E – FORM OF ROYALTY DEED

-ii-

ROYALTY AGREEMENT

ROYALTY AGREEMENT dated April 11, 2019.

BETWEEN:

PARAMOUNT GOLD NEVADA CORP., a corporation existing under the laws of the State of Nevada (“Paramount”)

- and -

SLEEPER MINING COMPANY, LLC, a company existing under the laws of the State of Delaware (“Sleeper” and, together with Paramount, the “Owners”)

- and -

FRANCO-NEVADA U.S. CORPORATION, a corporation existing under the laws of the State of Delaware (the “Payee”)

WHEREAS:

(A)	The Owners have the right to explore and develop 100% of the Property.
(B)	The Owners have agreed to create, grant and convey the Royalty to the Payee on the terms and conditions described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions

For the purposes of this Agreement (including the recitals), unless the context otherwise requires, each of the following terms shall have the meaning given to it, as set out below, and grammatical variations of such term shall have a corresponding meaning:

“Abandonment Property” has the meaning set out in Section 10(e).

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For the purposes of this definition and the definition of “Subsidiary”, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Royalty Agreement and all attached schedules, as such may be amended, restated, modified or superseded from time to time in accordance with the terms hereof.

“Allowable Deductions” has the meaning set out in Section 5(b).

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“Annual Forecast Report” means a written report, in relation to a fiscal year, with respect to the Sleeper Gold Project, including with reasonable detail a forecast, based on the current development or mine plan as applicable, of the quantity of gold, silver and other Minerals expected to be produced during such fiscal year on a month-by-month basis and over the remaining life of the mine on a year-by-year basis, including:

(a)	the amount and a description of planned operating and capital expenditures;
(b)	types, tons and grade of Minerals to be mined;
(c)	types, tons and grade of Minerals to be stockpiled; and
(d)	with respect to the processing facilities, the types, tons and grade of Minerals to be processed; expected recoveries for gold, silver and other Minerals; and doré weight and gold and silver grade.

“Annual Operational Report” means a written report in relation to a fiscal year with respect to the Sleeper Gold Project, to be prepared by or on behalf of the Owners, which shall include all of the information pertaining to the construction, commissioning or operations contained in annual reports prepared and provided to the board of directors of any of the Paramount Entities and, to the extent not contained in such reports, will also contain, for such year:

(a)	types, tons and grade of Minerals mined;
(b)	types, tons and grade of Minerals stockpiled;
(c)	with respect to the processing facilities, the types, tons and grade of Minerals processed; recoveries for gold, silver and other Minerals; and doré weight and gold and silver grade;
(d)	the number of ounces of Precious Metals and the quantity of other Minerals contained in the material processed during such year, but not delivered to a Payor by the end of such year;
(e)	the number of ounces of Precious Metals and the quantity of other Minerals produced and delivered to and paid for by a Payor, and the names and addresses of each such Payor;
(f)	the credit/payment to the Payee and/or estimated credit/payment to the Payee with respect to Precious Metals and other Minerals referred to in subsection (c) on account of the Royalty;
(g)	a reconciliation between any estimated credit/payment specified in an Annual Operational Report pursuant to subsection (f) for a preceding year and the final credit/payment;
(h)	the amount and a description of operating and capital expenditures;
(i)

a statement setting out the mineral reserves and mineral resources (by category) prepared in accordance with National Instrument 43-101 (with the assumptions used, including cut-off grade, metal prices and metal recoveries);

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(j)

a review of the development or operating activities for the year and a report on any material issues or departures from that contemplated by the development or mine plan, as applicable as of the first day of the fiscal year;

(k)

variances from projected operating and capital expenditures and any actual or expected adverse impact on development or production or recovery of Precious Metals and other Minerals, whether as to quantity or timing, together with the details of the plans to resolve or mitigate such matters;

(l)

if applicable, the percentage completion compared to the initial development plan of the major elements of construction and the anticipated date of commencement of commercial production, if it has not yet then occurred; and

(m)	details of any material health or safety violations and/or material violations of any Applicable Laws (including Environmental Laws).

“Applicable Law” means any law (including common law and equity), constitution or any federal, state, municipal, county or local statute, law, ordinance, code, rule, regulation, Order (including any securities laws or requirements of stock exchanges and any consent decree or administrative Order), or Authorization of a Governmental Body in any case applicable to any specified Person, property, transaction or event, or any such Person’s property or assets.

“Authorization” means any authorization, approval, consent, concession, exemption, license, lease, grant, permit, franchise, right, privilege or no-action letter from any Governmental Body having jurisdiction with respect to any specified Person, property, transaction or event, or with respect to any of such Person’s property or business and affairs (including any zoning approval, mining permit, development permit or building permit) or from any Person in connection with any easements, contractual rights or other matters.

“Business Day” means any day (other than a Saturday or Sunday) on which banks are open for business in Toronto, Ontario and Humboldt County, Nevada.

“Cash Consideration” means $2,000,000.

“Contaminant” means any solid, liquid, gas, odor, heat, sound, vibration, radiation, or combination of any of them, that does or is reasonably expected to:

(a)	impair the quality of the Environment for any use that can be made of it;
(b)	injure or damage property or plant or animal life;
(c)	adversely affect the health of any individual;
(d)	impair the safety of any individual;
(e)	render any plant or animal life unfit for use by man; or
(f)	create a liability under any Environmental Law;

and includes any “contaminant” within the meaning ascribed to such term in any Environmental Law.

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“Deductions” means any and all refining, treatment and other charges, penalties, insurance, deductions, transportation, settlement, financing, price participation charges and/or other charges, penalties, deductions, set-offs, Taxes and expenses pertaining to and/or in respect of the operation of the Sleeper Gold Project, the Property, the Minerals therefrom and the calculation or determination of the credits/payments on account of the Royalty (or payments in lieu thereof).

“Designated Jurisdiction” means Canada, the United States of America, the United Kingdom or such other location as may be agreed between Paramount and the Payee.

“Disclosure Schedule” means the disclosure schedule delivered on the date hereof by the Owners to the Payee setting forth exceptions to, and disclosures with respect to, the representations and warranties set forth in Section 15 and Schedule D.

“Documents” means collectively this Agreement and the Royalty Deed.

“Effective Date” means the date on which all of the conditions set forth in Section 4(a) have been satisfied.

“Encumbrance” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, security interest, priority or other security agreement, preferential arrangement or encumbrance of any kind or nature whatsoever, including any conditional sale or other title retention agreement or the interest of a lessor under a capital lease or finance obligation (or any similar arrangement) or prior claims or royalties of any nature whatsoever, whether registered or recorded or unregistered or unrecorded.

“Environment” means the ambient air, all layers of the atmosphere, surface water, underground water, all land (surface and underground), all living organisms and the interacting natural systems that include components of air, land, water, organic and inorganic matter and living organisms, and includes indoor and underground spaces.

“Environmental Laws” means any Applicable Law relating to the Environment, occupational or mine health or safety, industrial hygiene, product liability or any past, present or future activity, event or circumstance in respect of any Hazardous Materials (including the use, handling, transportation, production, disposal, discharge or storage thereof or the terms of any Authorization issued in connection therewith) or the environmental conditions on, under or about any real property (including soil, groundwater and indoor, underground and ambient air conditions).

“Existing Royalty” means the royalty created pursuant to the Existing Royalty Agreements.

“Existing Royalty Agreements” means (i) the Royalty Purchase Agreement dated as of June 29, 2007 by and between X-Cal Resources, X-Cal USA, Inc., New Sleeper, Sleeper and the Snyder Syndicate and (ii) the Royalty Deed by and between the same parties in respect of such Royalty Purchase Agreement.

“GAAP” means generally accepted accounting principles for financial reporting for the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

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“Governmental Body” means the government of Canada, the United States of America or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, arbitrator or arbitrators, tribunal, central bank or other entity exercising executive, legislative, judicial or arbitral, taxing, regulatory or administrative powers or functions (including any applicable stock exchange).

“Hazardous Materials” means any pollutant or Contaminant, including any hazardous, dangerous, registrable or toxic chemical, material or other substance within the meaning of any Environmental Law.

“Hedging Activities” means any and all activities by which a Paramount Entity sells or disposes of Minerals by entering into off-take agreements or engaging in any commodity futures trading, options trading, metals trading, or sales or dispositions of Minerals, in each case (i) for the sole purpose of eliminating or reducing exposure to market prices for Precious Metals or other Minerals produced from the Property and (ii) for other than market prices for Precious Metals or other Minerals produced from the Property, or any combination thereof, and any other similar hedging transactions or arrangements.

“LBMA” means the London Bullion Market Association.

“Losses” means any and all damages, claims, losses, lost profits, liabilities, fines, injuries, costs, penalties and expenses (including reasonable legal fees).

“Material Adverse Effect” means any change, event, occurrence, condition, circumstance, effect, fact or development that has, or could reasonably be expected to have, a material and adverse effect on:

(a)

the Sleeper Gold Project (including the ability of the Paramount Entities to construct, develop or operate the Sleeper Gold Project substantially in accordance with the development or mine plan, as applicable, for the Sleeper Gold Project in effect at the time of the occurrence of the Material Adverse Effect);

(b)	the ability of any Owner to perform its obligations under this Agreement; or
(c)	the legality, validity, binding effect or enforceability of this Agreement or the rights and remedies of the Payee under this Agreement.

“Minerals” means any and all metals, minerals and mineral rights of every nature and kind, including metals, precious metals, base metals, gems, diamonds, industrial minerals, commercially valuable rock, aggregate, clays, sands and diatomaceous earth, hydrocarbons, oil, gas, coal and other materials in whatever form or state which are mined, excavated, extracted, recovered in soluble solution or otherwise recovered or produced from the Property.

“Monthly Average COMEX Price” means, for any given calendar month, the monthly average of the daily COMEX settlement price for a given commodity (other than gold or silver) as quoted in United States dollars by COMEX (a division of CME Group, Inc.) for such month, calculated by dividing the sum of all such quotations during such month by the number of such quotations; provided that, if for any reason COMEX is no longer in operation or if the price of such commodity is not calculated on behalf of or confirmed, acknowledged by, or quoted by COMEX, the Monthly Average COMEX Price shall be determined by reference to the price of the commodity determined in the manner endorsed by COMEX, failing which the Monthly Average COMEX Price will be

‑ 6 ‑

determined by reference to the price of the commodity on a commodity exchange mutually acceptable to Paramount and the Payee, acting reasonably.

“Monthly Average Gold Price” means, for any given calendar month, the monthly average of the daily afternoon (PM) per ounce LBMA Gold Price as quoted in United States dollars by LBMA (currently in partnership with ICE Benchmark Administration) for Refined Gold for such month, calculated by dividing the sum of all such quotations during such month by the number of such quotations; provided that, if for any reason the LBMA is no longer in operation or if the price of Refined Gold is not calculated on behalf of or confirmed, acknowledged by, or quoted by the LBMA, the Monthly Average Gold Price shall be determined by reference to the price of Refined Gold determined in the manner endorsed by the LBMA and World Gold Council, failing which the Monthly Average Gold Price will be determined by reference to the price of Refined Gold on a commodity exchange mutually acceptable to Paramount and the Payee, acting reasonably.

“Monthly Average Silver Price” means, for any given calendar month, the monthly average of the daily per ounce LBMA Silver Price as quoted in United States dollars by LBMA (currently in partnership with CME Group and Thomson Reuters) for Refined Silver for such month, calculated by dividing the sum of all such quotations during such month by the number of such quotations; provided that, if for any reason the LBMA is no longer in operation or if the price of Refined Silver is not calculated on behalf of or confirmed, acknowledged by, or quoted by the LBMA, the Monthly Average Silver Price shall be determined in the manner endorsed by the LBMA, failing which the Monthly Average Silver Price will be determined by reference to the price of Refined Silver on a commodity exchange mutually acceptable to Paramount and the Payee, acting reasonably.

“Monthly Production” means the gross number of contained ounces of Precious Metals and the contained quantity of other Minerals in any shipment delivered to and paid for by a Payor during any given calendar month, provided that if delivery and payment are not made in the same calendar month, the Precious Metals and/or other Minerals shall be deemed to be part of Monthly Production in the calendar month in which the later of (i) delivery and (ii) payment or credit occurs.

“National Instrument 43-101” means National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators (or any successor instrument, rule or policy).

“Net Smelter Returns” has the meaning set out in Section 5(a).

“New Sleeper” means New Sleeper Gold LLC, a company existing under the laws of the State of Nevada.

“Order” means any order, directive, decree, judgment, ruling, award, injunction, direction or request of any Governmental Body or other decision-making authority of competent jurisdiction.

“Other Rights” means all licenses, approvals, authorizations, consents, rights (including surface rights, access rights and rights of way), privileges, concessions or franchises held by the Paramount Entities or required to be obtained from any Person (other than a Governmental Body), for the construction, development and operation of the Sleeper Gold Project, as such construction, development and operation is contemplated by the current or then applicable development or mine plan, as the case may be.

“Owners” means Paramount and Sleeper and their permitted assigns and “Owner” means one of the Owners.

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“Paramount” has the meaning set out on the first page of this Agreement.

“Paramount Entities” means Paramount, Sleeper, New Sleeper and each of their Affiliates from time to time.

“Paramount Securities Documents” has the meaning set out in Schedule D.

“Parties” means the parties to this Agreement and “Party” means any one of the Parties.

“Payee” has the meaning set out on the first page of this Agreement.

“Payor” means any smelter, refiner, processor, purchaser or other recipient of Monthly Production, provided such entity is not a Paramount Entity.

“Permitted Encumbrances” means the Encumbrances set out in Schedule B.

“Person” means and includes individuals, corporations, bodies corporate, limited or general partnerships, joint stock companies, limited liability companies, joint ventures, associations, companies, trusts, banks, trust companies, Governmental Bodies or any other type of organization or entity, whether or not a legal entity.

“Precious Metals” means gold and silver contained in the Minerals.

“Precious Metals Royalty” has the meaning set out in Section 3(c).

“Property” means all right, title and interest of any of the Paramount Entities to:

(a)

patented claims, fee title, mineral or mining leases, and unpatented mining and millsite claims and all accessions and successions thereto, whether created privately or through government action, mineral rights and surface rights, whether owned or leased, easements, surface use agreements and any other right, title or interest to use the surface estate, all as more particularly described in Schedule A;

(b)

to the extent not included in (a) above, patented claims, fee title, mineral or mining leases, and unpatented mining and millsite claims and all accessions and successions thereto, whether created privately or through government action, mineral rights and surface rights, whether owned or leased, easements, surface use agreements and any other right, title or interest to use the surface estate, in each case situated within a (***) circumambient area from the boundary of the claims, accessions and successions referred to in (a) above;

(c)

all water, water rights, ditches and ditch rights, reservoirs and storage rights, wells and groundwater rights (whether tributary or nontributary), permits and other evidence of authority, water shares, water contracts, water allotments, and other rights in and to the use of water of any kind or nature, whether like or unlike the foregoing, decreed or undecreed, appurtenant to or historically used on or in connection with the properties and rights referred to in subparts (a) and (b) above, including the water rights described in Schedule A, and all ditches, headgates, outlet structures, measuring devices, pumps, pipelines, sprinkler systems, and other equipment or devices associated with the historical and beneficial use of or otherwise appurtenant to or used in connection with the water rights, and all easements, rights of way, permissions, licenses or other rights associated with the historical and beneficial use of or otherwise appurtenant to or used in connection with any

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of the water rights or water facilities described herein;
(d)

all Minerals, Authorizations and Other Rights, all other property, stockpiles, tailings, buildings, structures, facilities and fixtures used, affixed or situated thereon, Utility Commitments and other rights or assets in each case relating to the interests referred to in (a), (b) and (c) above; and

(e)	any of the foregoing subsequently acquired.

“Quarterly Operational Report” means a written report in relation to a calendar quarter with respect to the Sleeper Gold Project, to be prepared by or on behalf of the Owners for each quarter, which shall include all of the information contained in the operating reports prepared and provided to the board of directors of any of the Paramount Entities and, to the extent not contained in such reports, will also contain, for such quarter:

(a)	types, tons and grade of Minerals mined;
(b)	types, tons and grade of Minerals stockpiled;
(c)	with respect to the processing facilities, the types, tons and grade of processed Minerals; recoveries for gold, silver and other Minerals; and doré weight and gold and silver grade;
(d)	the number of ounces of Precious Metals and the quantity of other Minerals contained in the material processed during such quarter, but not delivered to a Payor by the end of such quarter;
(e)	the number of ounces of Precious Metals and the quantity of other Minerals produced and delivered to a Payor, and the names and addresses of each such Payor;
(f)	the credit/payment to the Payee and/or estimated credit/payment to the Payee with respect to Precious Metals and other Minerals referred to in subsection (c) on account of the Royalty;
(g)	a reconciliation between any estimated credit/payment specified in a Quarterly Operational Report pursuant to subsection (f) for a preceding calendar quarter and the final credit/payment;
(h)	the number of ounces of unsold Precious Metals in inventory, at the Property, and at the refinery;
(i)	the amount and a description of operating and capital expenditures;
(j)

an exploration update for the previous calendar quarter, including (x) the exploration focus (including details of any exploration targets), (y) the number of meters drilled and the applicable drill results, and (z) the exploration expenditures;

(k)	a comparison of the annual forecast production to the annual budgeted production; and
(l)	any material changes from the most recent production forecasts provided to the Payee.

“Records” means all of the Paramount Entities’ present and future books, records and data of every kind or nature, including books of account, purchase and sale agreements, invoices, ledger cards,

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bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files, electronically stored data and other data, together with the tapes, disks, diskettes, drives and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of a Paramount Entity with respect to the foregoing maintained with or by any other Person).

“Refined Gold” means marketable metal bearing material in the form of gold bars or coins that is refined by an accredited refiner that is on the LBMA’s Good Delivery List to a minimum 995 parts per 1,000 fine gold and that otherwise meets the LBMA’s Good Delivery Rules.

“Refined Silver” means marketable metal bearing material in the form of silver bars or coins that is refined by an accredited refiner that is on the LBMA’s Good Delivery List to a minimum 999 parts per 1,000 fine silver and that otherwise meets the LBMA’s Good Delivery Rules.

“Royalty” has the meaning set out in Section 3(a).

“Royalty Deed” has the meaning set forth in Section 3(a).

“Sales Taxes” means sales, transfer or value added Taxes or Taxes on the receipt of sales of any nature or kind.

“Securities Regulatory Authorities” has the meaning set out in Schedule D.

“SEDAR” means the System for Electronic Document Analysis and Retrieval.

“Sleeper” has the meaning set out first page of this Agreement.

“Sleeper Gold Project” means the Property, the mining, development, production, processing, recovery, sale, transportation, storage and delivery operations and related assets and other assets located on or at or used in connection with the Property or to mine the Minerals from the Property, including all Minerals, Authorizations, Other Rights, tailings, fixtures, mines, facilities, equipment and inventory, existing or to be developed, constructed, and operated at or in respect of the Property, including infrastructure assets, tailings management facilities and other plants.

“Solvent” means, when used with respect to a Person, that:

(a)

the fair saleable value of the assets of such Person is in excess of the total amount of the current value of its liabilities (including for purposes of this definition all liabilities (including loss reserves), whether or not reflected on a balance sheet prepared in accordance with GAAP and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed);

(b)	such Person is able to pay its debts or obligations in the ordinary course as they mature;
(c)	such Person has capital sufficient to carry on its business; and
(d)	such Person is not otherwise insolvent as defined by any Applicable Law;

and “Insolvent” shall have a correlative meaning.

“Subsidiary” means with respect to any Person, any other Person which is controlled directly or indirectly by that Person.

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“Taxes” means all taxes of any kind or nature whatsoever including corporation taxes, capital taxes, realty taxes (including utility charges which are collectible like realty taxes), net proceeds of mines tax, privilege taxes, excise taxes, business taxes, property transfer taxes, income taxes, Sales Taxes, customs duties, payroll taxes, levies, stamp taxes, royalties, duties, and all fees, including claim fees, deductions, compulsory loans and withholdings imposed, levied, collected, withheld or assessed as of the date hereof or at any time in the future, by any Governmental Body of any jurisdiction whatsoever having power to tax, together with penalties, fines, additions to tax and interest thereon.

“Transfer”, when used as a verb, means to sell, grant, assign, encumber, hypothecate, pledge or otherwise dispose of or commit to dispose of, directly or indirectly, including through mergers, arrangements, amalgamations, consolidations, asset sales or spin out transactions. When used as a noun, “Transfer” means a sale, grant, assignment, pledge or disposal or the commitment to do any of the foregoing, directly or indirectly, including through mergers, arrangements, amalgamations, consolidations, asset sales or spin out transactions.

“Utility Commitment” means any water service commitments and agreements, transmission or electrical service commitments and agreements and other utility commitments and agreements including the infrastructure, rights of way and easements necessary to provide the aforementioned utility services.

2.	Interpretation.
(a)	Interpretation of Certain Matters. In this Agreement, unless otherwise specifically provided or unless the context otherwise requires:
(i)

the terms “Agreement”, “this Agreement”, “the Agreement”, “hereto”, “hereof”, “herein”, “hereby”, “hereunder” and similar expressions refer to this Agreement in its entirety and not to any particular provision hereof;

(ii)	references to a “Section” or “Schedule” followed by a number or letter refer to the specified Section of or Schedule to this Agreement;
(iii)	references to a Party in this Agreement mean the Party or its successors or permitted assigns;
(iv)	the division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement;
(v)	the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”;
(vi)

any time period within which a payment is to be made or any other action is to be taken hereunder shall be calculated excluding the day on which the period commences and including the day on which the period ends;

(vii)

whenever any payment is required to be made, action is required to be taken or period of time is to expire on a day other than a Business Day, such payment shall be made, action shall be taken or period shall expire on the next following Business Day;

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(viii)

references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; and

(ix)

references to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, supplementing, interpreting or replacing the statute or regulation referred to.

(b)	Currency. All references in this Agreement to currency or to “$”, unless otherwise expressly indicated, shall be to United States dollars.
(c)

Accounting Principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purposes of this Agreement, including the contents of any certificate to be delivered hereunder, such determination, consolidation or computation shall, unless the Parties otherwise agree or the context otherwise requires, be made in accordance with GAAP applied on a consistent basis.

(d)	Time of Essence. Time is of the essence of this Agreement.
3.	Royalty
(a)

Grant of Royalty. Effective as of the Effective Date, the Owners hereby create, grant and convey to the Payee, and agree to pay to the Payee, a perpetual royalty (the “Royalty”) in the amount of 2% of Net Smelter Returns, payable on a monthly basis, from Minerals produced from the Property, determined in accordance with the provisions set forth in this Agreement, in consideration of the Cash Consideration which shall be paid by the Payee to the Owners on the Effective Date by wire transfer to an account to be designated by the Owners and notified to the Payee in writing at least one Business Day prior to the Effective Date. The Owners shall evidence the grant of the Royalty to the Payee through a form of deed substantially in the form attached hereto as Schedule E and satisfactory to the Payee, acting reasonably (the “Royalty Deed”), which deed shall be recorded against the Property senior to any and all other Encumbrances, including those then existing, other than the Permitted Encumbrances.

(b)

Area of Interest. If, at any time, and from time to time, any Paramount Entity hereafter acquires any additional Property that would fall under the meaning of subpart (b) of the definition of such term, the Owners shall, at their cost and expense, promptly create, grant and convey (or cause to be created, granted and conveyed) the equivalent Royalty to the Payee in respect thereof, and promptly execute and deliver (or cause to be executed and delivered) all further instruments and documents (including an amended Royalty Deed reflecting such additional property interest in form and substance satisfactory to the Payee), and take (or cause to be taken) all further action, that may be necessary or desirable, or that the Payee may reasonably request (including recording such amended Royalty Deed), in order to create, grant, convey, record or otherwise evidence such Royalty. Such Royalty and any credits/payments on account thereof shall be held in trust for the Payee until such Royalty has been created, granted and conveyed to the Payee and credits/payments made to the Payee as contemplated by this Section 3(b).

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(c)

Time and Manner of Payment. The Payee shall receive payments of the Royalty to the extent relating to gold and silver (the “Precious Metals Royalty”) as an in-kind credit in the form of Refined Gold and Refined Silver, as the case may be, by way of credit in metal or physical allocation to the metal account specified by the Payee for such purpose, within the time periods set forth in and otherwise in accordance with Section 6, unless the Payee, at its option, elects to receive all or a portion of the Precious Metals Royalty as a cash payment. If the Payee wishes to receive all or a portion of the Precious Metals Royalty as a cash payment for a particular month, the Payee shall give written notice thereof to the Owners at least 30 days prior to the commencement of such month, and, in such case, the Owners shall pay the Precious Metals Royalty, or the applicable portion thereof, in cash within 10 days of the last day of such month. The Royalty other than the Precious Metals Royalty shall be paid in cash by the Owners within 10 days of the last day of each calendar month. The cash payments shall be made by wire transfer to an account to be designated by the Payee and notified to the Owners at least three Business Days prior to the payment date. For greater certainty, the Payee shall not be responsible for, and all Royalty payments shall be made free of, any Deductions, all of which shall be for the account of the Owners, except as specifically provided for in Sections 3, 5 and 6.

(d)

Late Charge. If the credit/payment of the Royalty in respect of Monthly Production in a particular month is not made within 30 days after the last day of such month, the Payee may give the Owners written notice of such default. Unless the Payee shall have received such credit/payment within five days of receipt of such notice an additional cash sum equal to 12% of the amount of the delinquent payment (the “late charge”) shall be payable to the Payee, plus interest on the delinquent credit/payment and the late charge at the rate of 12% per annum, which shall accrue from the day the delinquent credit/payment was due to the date of credit/payment of the Royalty, late charge and accrued interest in full.

(e)

Royalty Statements. Each credit/payment of the Royalty shall be accompanied by a detailed statement explaining the manner in which the credit/payment was calculated and shall also include the following information:

(i)	settlement ounces (or other quantities in the case of Minerals other than Precious Metals) of all Monthly Production;
(ii)	the prices used for the calculation of the Royalty;
(iii)	any Allowable Deductions applied to the Royalty;
(iv)	other Deductions, if any, by a Payor;
(v)	any other pertinent information in sufficient detail to explain the calculation of the credit/payment; and
(vi)	such other information as the Payee may reasonably request.

Such statement shall be accompanied by copies of the relevant settlement sheets from a Payor and invoices for all Allowable Deductions applied to the Royalty. Such statement shall be deemed conclusively correct if the Payee has not objected to it in writing within 24 months after receipt thereof.

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(f)

Insurance Proceeds. Notwithstanding any other provisions of this Agreement, if the Paramount Entities receive insurance proceeds for any Precious Metals or other Minerals that are lost or damaged, the Owners shall pay to the Payee, in lieu of the credit/payment of the Royalty in respect of such Precious Metals or other Minerals that were lost or damaged, an amount equal to 2% of the gross insurance proceeds which are received by the Paramount Entities for such Precious Metals or other Minerals. The Owners shall pay such amount in cash within 10 days of any Paramount Entity receiving such insurance proceeds in cash by wire transfer to an account to be designated by the Payee and notified to the Owners in writing at least three Business Days prior to the payment date. The amount of gross proceeds received by the Paramount Entities on account of the lost or damaged Precious Metals or other Minerals shall be conclusively determined by the insurance settlement documents.

(g)

Hedging Activities. All profits and losses resulting from the Paramount Entities entering into any Hedging Activities are specifically excluded from calculations of the Royalty pursuant to this Agreement. All Hedging Activities entered into by the Paramount Entities and all profits or losses associated therewith, if any, shall be solely for the account of the Paramount Entities. The Royalty payable on Precious Metals or other Minerals subject to Hedging Activities shall be determined in the same manner as provided in Sections 3, 5 and 6, with the understanding that the Precious Metals or other Minerals subject to Hedging Activities shall be deemed to be part of Monthly Production, with the Monthly Average Gold Price, Monthly Average Silver Price or Monthly Average COMEX Price, as applicable, for such month being used in the calculation of the Royalty.

(h)	Nature of Interest. The Parties further agree as follows:
(i)

The Parties agree that the Royalty is intended to be an interest in real property and constitute the grant of a vested present interest in the Property and a covenant running with the land and all successions thereof, whether created privately or through government action. The Royalty shall be applicable to the Property and binding upon the Owners and the successors and assigns of the Property.

(ii)

The Payee shall have all of the rights and incidents of ownership of a non-participating royalty owner, which incidents are covenants running with the Property and include: (a) the ownership of the non-participating royalty interests which are interests in real property; (b) the right to receive, free of expenses other than those deductible in the calculation of Net Smelter Returns, the Royalty payments; and (c) the obligation of the Owners, their successors or assigns, to make the Royalty payments, which obligation shall run with the land. The Payee, however, shall not have or claim any incidents of the fee simple ownership in the Property, which incidents include: (a) the right to enter, explore, develop or mine the claims; (b) the right to execute leases, operating agreements, or similar instruments with respect to the Property; (c) the right to share in bonus payments made as the consideration for the execution of leases or other instruments; and (d) except as expressly provided herein, the right to participate in any manner in the decisions concerning, or the conduct of, operations on the Property.

(iii)

The Royalty shall attach to any amendments, relocations or conversions of any mining claim, license, lease, concession, permit, patent or other tenure comprising the Property, or to any renewals or extensions thereof. If the United States establishes a leasing system or other system of tenure for lands or minerals now

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subject to location under applicable mining laws, and if the new system gives the Owners an election to acquire rights under the new system in exchange for or in modification of property rights comprising part of the Property, this Agreement and the Royalty shall extend to the lease or other rights granted by the new system in exchange for such property rights included in the Property.

(iv)

The Payee’s interest in Precious Metals or other Minerals on account of the Royalty shall become the property of the Payee at the time of production of Precious Metals or other Minerals and shall be held by the Owners in trust for the Payee until credited/paid to the Payee.

(v)

The Parties agree that to the extent that NRS 111.1031 (or its statutory equivalent) applies to the Royalty, the Royalty shall terminate on the date that is three hundred and sixty-four (364) years following its creation.

4.	Payment of Cash Consideration
(a)

In consideration for the creation, grant and conveyance of the Royalty under and pursuant to Section 3(a) of this Agreement, the Payee hereby agrees to pay and deliver to the Owners the Cash Consideration on the Effective Date.

(b)	Conditions Precedent. The obligation of the Payee to pay the Cash Consideration to the Owners shall be subject to the satisfaction or waiver of the following:
(i)	The Payee shall have completed due diligence to its satisfaction.
(ii)	The Payee shall have received an original copy of the Documents, duly executed by each of the Owners.
(iii)	All of the representations and warranties made by the Owners pursuant to Schedule D shall be true and accurate in all respects as if made on and as of the Effective Date.
(iv)	No Material Adverse Effect shall have occurred and be continuing.
(v)	The Paramount Entities shall have completed to the satisfaction of the Payee the recording of the Royalty Deed in the recorder’s office in Humboldt County, Nevada.
(vi)	Paramount shall have delivered to the Payee:
(A)

a favorable legal opinion, in form, substance and detail satisfactory to the Payee, acting reasonably, pertaining to the (1) legal status of the Owners, (2) power and authority of the Owners to execute, deliver and perform this Agreement and the Royalty Deed, (3) authorization, execution and delivery of this Agreement and the Royalty Deed, and (4) enforceability of this Agreement, the Royalty and the Royalty Deed; and

(B)	a favorable title opinion or report confirming the Owners’ title in and to the Property and that there are no Encumbrances except for Permitted Encumbrances with respect to the Property.

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(vii)	Paramount shall have provided to the Payee the waiver or evidence of expiry of the pre-emptive purchase right in accordance with and pursuant to the Existing Royalty Agreements.
(viii)	The Payee shall have received a certificate signed by an authorized senior officer of each of the Owners confirming the matters set forth in clauses (iii) and (iv) above.
(c)

Obligation to Satisfy Conditions. The Paramount Entities shall use all commercially reasonable efforts and take all reasonable action as may be necessary or advisable to satisfy and fulfill all the conditions set forth in this Section 4 as soon as practicable. The Payee shall co-operate with the Paramount Entities in exchanging such information and providing such assistance as may be reasonably required in connection with the foregoing.

(d)	Waiver of Conditions. Each of the conditions set forth in Section 4(a) is for the exclusive benefit of the Payee, and may be waived by the Payee in writing, in its sole discretion in whole or in part.
5.	Calculation of Net Smelter Returns
(a)	Net Smelter Returns. “Net Smelter Returns” for any given calendar month means the amount determined by the following formula:

(A x B) – C

where

“A” is the Monthly Production;

“B” is (i) in the case of gold, the Monthly Average Gold Price, (ii) in the case of silver, the Monthly Average Silver Price, or (iii) in the case of other Minerals, the Monthly Average COMEX Price; and

“C” is Allowable Deductions.

(b)

Allowable Deductions. For the purposes of calculating Net Smelter Returns, “Allowable Deductions” shall mean the following Deductions (without duplication), but only if and to the extent actually incurred and paid by the Paramount Entities in respect of the Monthly Production:

(i)	in the case of Precious Metals shipped from the Property in the form of doré:
(A)

charges and costs, if any, for transportation and insurance of doré from the Paramount Entities’ final mill or other final processing plant to places where such doré is refined (including loading, freight, insurance, security, surveyor fees, handling fees, port fees, demurrage, and forwarding expenses incurred by reason of or in the course of transportation); and

(B)	charges imposed by the refiner for refining doré into Refined Gold or Refined Silver, as applicable;

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and, for greater certainty, no Deductions of the type referred to in (A) or (B) in this clause (i) or in (A) or (B) of clause 5(b)(ii) below shall be applicable in the case of Precious Metals which are shipped from the Property other than in the form of doré;

(ii)	in the case of Minerals other than Precious Metals shipped from the Property:
(A)

subject to Section 5(c), charges and costs, if any, for transportation and insurance of Minerals that have already been processed into concentrate or other beneficiated product to places where such Minerals are subject to a final treatment process (whether by smelting, refining or otherwise) including loading, freight, insurance, security, surveyor fees, handling fees, port fees, demurrage, and forwarding expenses incurred by reason of or in the course of transportation; and

(B)	costs and charges for smelting or refining or other final treatment process; and
(iii)	in the case of cash payments pursuant to Section 3(c), actual selling, marketing and brokerage costs of Refined Gold, Refined Silver or other Minerals, as applicable,

provided that if Minerals are processed on or off the Property in facilities owned or controlled, in whole or in part, by a Paramount Entity, Allowable Deductions will not include any Deductions that are in excess of those that would have been incurred and have been deductible under this Agreement had such processing been carried out at facilities not owned or controlled by a Paramount Entity then offering comparable services for comparable products on prevailing terms.

(c)

Processing Prior to Final Treatment. For greater certainty, if the Paramount Entities ship Minerals for processing or beneficiation at a facility prior to final treatment as contemplated in Section 5(b)(ii)(B), no deductions for transportation of the Minerals to or the processing of the Minerals at the facility will apply (including any deduction for toll milling).

(d)

Provisional Settlement. Where the Paramount Entities receive any payment for Monthly Production from a Payor on a provisional basis, the amount of the Royalty payable shall be based on the gross number of ounces of Precious Metals or quantity of other Minerals credited by such provisional settlement, but shall be adjusted as between the Owners and the Payee to account for the quantity of Precious Metals or other Minerals established by final settlement with a Payor.

6.	In-Kind Credit of Precious Metals Royalty
(a)	In-Kind Credits. In-kind credits of the Precious Metals Royalty shall be made in accordance with this Section 6.
(b)

Manner of Credit. In the case of Precious Metals shipped by the Paramount Entities in the form of doré, the Owners shall credit the Payee’s account with 2% of the Refined Gold and 2% of the Refined Silver derived from Minerals and credited to the Paramount Entities by the refiner (in each case less Taxes, if any, withheld pursuant to Section 7(c)) as soon as practicable and in any event no later than two Business Days after Refined Gold or

‑ 17 ‑

Refined Silver is credited to the Paramount Entities. In the case of Precious Metals shipped by the Paramount Entities other than in the form of doré, such credit shall be determined as 2% of the applicable Monthly Production of Precious Metals shipped by the Paramount Entities other than in the form of doré and credited to the Payee’s account (less Taxes, if any, withheld pursuant to Section 7(c)) no later than 10 days after the last day of each calendar month. In all cases, such credits shall be made in accordance with written instructions given to the Owners by the Payee as provided in Section 3(c). Once the Owners have received instructions from the Payee, such instructions shall remain in effect until it has received different instructions from the Payee.

(c)

Payment for Allowable Deductions. The Parties acknowledge and agree that if the Payee receives the Royalty as an in-kind credit in the form of Refined Gold and/or Refined Silver pursuant to this Section 6, the Royalty will not reflect the Allowable Deductions deductible in calculating Net Smelter Returns under this Agreement and, therefore, subject to receipt by the Payee of in-kind credits pursuant to Section 6(b), the Payee shall remit a cash payment (the “In-Kind Deduction Payment”) to the Owners in an amount equal to its proportionate share of Allowable Deductions in respect of such credits. The In-Kind Deduction Payment shall be made within 30 days of receipt of invoices for such Allowable Deductions by wire transfer to an account to be designated by the Owners, and notified to the Payee in writing at least three Business Days prior to the payment date. If an In-Kind Deduction Payment in respect of Allowable Deductions for a particular month is not made within 30 days of receipt of invoices for such Allowable Deductions, the Owners shall be permitted to set-off the amount of such In-Kind Deduction Payment against any future credits/payments of the Royalty to the Payee, plus interest on such amount at the rate of 12% per annum, which shall accrue from the day such delinquent In-Kind Deduction Payment was due to the date of payment in full.

(d)

Monthly Pricing Not to Apply. Notwithstanding the use of the Monthly Average Gold Price and Monthly Average Silver Price in the calculation Net Smelter Returns, the Parties agree that receipt of in-kind credits by the Payee in compliance with this Section 6 shall constitute payment of the Royalty, notwithstanding any difference between the spot prices for gold and silver on the date of credit and the Monthly Average Gold Price and Monthly Average Silver Price, respectively, applicable to the Precious Metals credited.

(e)

Arrangements with Payor. The Owners shall ensure that all contractual or other arrangements entered into by Paramount Entities with a Payor shall contain provisions implementing the terms and conditions of payment set forth in Sections 3, 5 and 6 and shall procure the written undertaking of a Payor contractually binding a Payor to performance in accordance with Sections 3, 5 and 6 in form and substance enforceable by the Payee. The Owners acknowledge their primary obligation to pay the Royalty and that no undertaking by a Payor shall relieve the Owners of that obligation. The Owners agree to, jointly and severally, indemnify and save the Payee harmless from and against any and all Losses suffered or incurred by the Payee as a result of, in respect of or as a consequence of a Payor’s failure to deliver in-kind credits within the time periods provided by this Agreement or the breach or non- performance by a Payor under any contractual or other arrangements entered into by Paramount Entities with a Payor pursuant to or for the purposes of complying with Sections 3, 5 and 6.

7.	(***)
(a)	(***)

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(b)	(***)
(c)	(***)
(d)	(***)
(i)	(***)
(ii)	(***)
(e)	(***)
(f)	(***)
8.	Reporting Obligations
(a)	Reports. The Owners shall deliver or cause to be delivered to the Payee:
(i)	within 15 days after the end of each calendar quarter, a Quarterly Operational Report in respect of the Sleeper Gold Project;
(ii)	within 45 days after the end of each fiscal year, an Annual Operational Report; and
(iii)	at least 45 days before the beginning of each fiscal year, an Annual Forecast Report.
(b)

Geological Reports. Except if Paramount is a reporting issuer and such materials are filed on SEDAR promptly after they become available, the Owners shall promptly deliver to the Payee a copy any technical reports prepared in accordance with National Instrument 43-101 or updated mineral reserve and mineral resource estimates produced that pertain to the Property.

(c)

Claims Fee Filings and Payment Receipts. By no later than September 5th of each calendar year, the Owners shall deliver to the Payee written evidence that the annual maintenance fee for all unpatented mining claims within the Property have been paid (except for Property that has been properly abandoned in accordance with this Agreement), and copies of the Affidavit and Notice of Intent to Hold Claims recorded in the State of Nevada with respect to the Property.

(d)

Development and Mine Plans. The Owners shall promptly deliver to the Payee a copy of the current development plan or mine plan, as applicable, for the Sleeper Gold Project and a new copy thereof promptly upon any material amendment thereto.

(e)	Other Notices. The Owners shall deliver to the Payee:
(i)

promptly after either of the Owners have knowledge or becomes aware thereof, written notice of all material actions, suits and proceedings before any Governmental Body or arbitrator, pending or threatened, against or directly affecting the Sleeper Gold Project, including any actions, suits, claims, notices of violation, hearings, investigations or proceedings with respect to the ownership, use, maintenance and operation of the Sleeper Gold Project, including those relating to Environmental Laws;

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(ii)

promptly after either Owner has knowledge or becomes aware thereof, written notice of any other condition or event which has resulted, or that could reasonably be expected to result, in a Material Adverse Effect; and

(iii)

such other statements, lists of property and accounts, budgets, forecasts, projections, reports, or other information respecting the Sleeper Gold Project as the Payee may from time to time reasonably request.

Each notice pursuant to clauses (i) and (ii) above shall be accompanied by a written statement by an authorized senior officer of each of the Owners setting forth all material information relating to the occurrence referred to therein, including any action which the Paramount Entities have taken or propose to take with respect thereto.

9.	Records; Audits; Inspections
(a)

Records. The Owners shall ensure that the Paramount Entities each keep true, complete and accurate Records of all material operations and activities with respect to the Property, including the mining, treatment, processing, refining, transportation and sale of Minerals and in which complete entries will be made, in accordance with GAAP applied on a consistent basis.

(b)

Annual Audits. Upon not less than three Business Days’ notice and not more than once each calendar year (absent any dispute in respect of this Agreement), the Payee and its authorized representatives shall be entitled, at its own cost and expense, to perform audits or other reviews and examinations of the Records of the Paramount Entities relevant to the payment of the Royalty pursuant to this Agreement and to otherwise confirm compliance by the Paramount Entities with the terms of this Agreement. The Owners shall ensure that the Paramount Entities each provide the Payee with complete access to all the Paramount Entities’ Records at the Paramount Entities’ offices during usual business hours. If any such audits reveal a material breach of any provision of this Agreement or that credits/payments on account of the Royalty for any calendar year have been underpaid by more than 3%, the Owners shall reimburse the Payee for its costs and expenses incurred in such audit, otherwise all costs and expenses incurred in connection with such audit shall be for the account of the Payee.

(c)

Inspections. At reasonable times and with the prior consent of the Owners (not to be unreasonably withheld or delayed), the Payee and its authorized representatives shall have a right of access to all surface and subsurface portions of the Property, to any mill, smelter, concentrator or other processing facility owned or operated by any Paramount Entity that is used to process Minerals and to any related operations of the Paramount Entities for the purpose of enabling the Payee to monitor compliance by the Paramount Entities with the terms of this Agreement and/or to comply with the obligations of the Payee or any of its Affiliates under National Instrument 43-101 (or any other applicable Canadian and/or US securities laws and/or stock exchange rules and policies governing the disclosure obligations of the Payee or any of its Affiliates), as determined by the Payee acting reasonably. The Payee and its authorized representatives shall have the further right to: (i) inspect and take copies of the Records pertaining to the Property, mill, smelter, concentrator, other processing facilities and related operations; (ii) take samples from the Property or any stockpile of Minerals, any mill, smelter, concentrator or other processing facility and any Payor for purposes of assay verification; and (iii) weigh, or to cause the Paramount Entities to weigh, all trucks transporting Minerals from the Property to any mill,

‑ 20 ‑

smelter, concentrator or other processing facility that is used to process Minerals prior to dumping of such ore and immediately following such dumping.
(d)

Investor Tours. Upon not less than 10 Business Days’ notice to the Owners, and up to two times in any calendar year, the Payee shall have the right to conduct an investors tour on the Property and any facilities associated therewith.

(e)

Technical Reports. If any Paramount Entity prepares a technical report under National Instrument 43-101 (or similar report) in respect of the Property, upon the request of the Payee, the Owners shall use commercially reasonable efforts to cause the author(s) of such report to provide, at the sole cost and expense of the Payee, (i) a copy of such report to be addressed to the Payee or any of its Affiliates, (ii) the relevant certificates and consents of the author(s) required in connection with the filing of and reference to such report to be provided to the Payee or any of its Affiliates, and (iii) such other consents in connection with the use of or reliance upon such report by the Payee or any of its Affiliates from time to time in its public disclosure as may be required by the Payee. If the Payee or any of its Affiliates is required by applicable Canadian and/or US securities laws and/or stock exchange rules and policies governing the disclosure obligations of the Payee or any of its Affiliates to prepare a technical report under National Instrument 43-101 (or similar report) in respect of the Property and chooses to prepare its own technical report (or similar report), the Owners shall cooperate with and allow the Payee and its authorized representatives to access technical information pertaining to the Property and complete site visits at the Property so as to enable the Payee or its Affiliates, as the case may be, to prepare the technical report (or similar report) in accordance with National Instrument 43-101 (or any other applicable Canadian and/or US securities laws and/or stock exchange rules and policies governing the disclosure obligations of the Payee or any of its Affiliates) at the sole cost and expense of the Payee.

(f)

Additional Requirements. Access to the Property and associated facilities pursuant to Sections 9(c), (d) and (e) shall be subject to the following: (i) any such access shall be at the sole risk and expense of the Payee, its representatives and its invitees; (ii) any such access shall not unreasonably interfere with the Paramount Entities’ activities and operations; (iii) the Payee shall comply, and request that its representatives and invitees comply, with the policies, rules and procedures, safety training requirements and  that the Paramount Entities apply to their own representatives and invitees, comply with all Applicable Laws relating to health and safety, and shall wear all protective equipment and clothing required by Owner for access to any Property; (iv) the Payee shall give the relevant Paramount Entities prompt notice of any injuries, property damage or environmental harm that may occur during such tour; and (v) the Payee shall indemnify the Paramount Entities from any Losses (excluding loss of profit and consequential or punitive damages) suffered or incurred by any Paramount Entity as a consequence of injury to the Payee, its representatives or its invitees incurred during such access, provided that the foregoing shall not apply to any Losses to the extent they arise primarily from the gross negligence or willful misconduct of any Paramount Entity.

10.	Maintenance of Existence and Property
(a)

Maintenance of Existence. The Owners shall at all times do or cause to be done all things necessary to maintain its corporate or other entity existence and to obtain and, once obtained, maintain all Authorizations necessary to carry on its business and own its assets in each jurisdiction in which it carries on business or in which its assets are located.

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(b)

Maintenance of Property. Subject to Section 10(e), the Owners shall at all times do or cause to be done all things necessary to maintain the Property in good standing, including paying or causing to be paid all Taxes owing in respect thereof, performing or causing to be performed all required assessment work thereon, paying or causing to be paid all claim, permit and license maintenances fees in respect thereof, paying or causing to be paid all rents and other payments in respect of leased properties forming a part thereof and otherwise maintaining the Property in accordance with Applicable Laws.

(c)	Encumbrances. The Owners shall not cause or allow to be registered or otherwise permit to exist any Encumbrance on the Property, other than a Permitted Encumbrance.
(d)

No Interest Letter. Upon any Owner entering into any debt financing arrangements, the applicable Owner shall cause the lender(s) to deliver to the Payee, a letter addressed to the Payee which acknowledges the intention and agreement between the Parties that the Royalty constitutes an interest in and covenant running with the land.

(e)	Abandonment.
(i)

During the four (4) year period commencing as of the Effective Date, the Owners shall not abandon any claims comprising part of the Property or any other interest in the Property without the prior written consent of the Payee (which may be withheld for any reason).

(ii)

Following the four (4) year period in Section 10(e)(i), the Owners shall not abandon any claims comprising part of the Property or any other interest in the Property unless it first complies with this Section 10(e)(ii) (provided that in the case of leased properties, the Owners shall only be required to comply with this Section 10(e)(ii) to the extent permitted under the applicable lease or sublease). If the Owners wish to abandon any of the claims comprising part of the Property or any other interest in the Property (“Abandonment Property”), the Owners shall first give notice of such intention to the Payee at least 60 days in advance of the proposed date of abandonment. If, not less than 15 days before the proposed date of abandonment, the Owners receive from the Payee written notice that the Payee wishes to acquire the Abandonment Property, the applicable Owner shall, without additional consideration, convey the Abandonment Property in good standing by quit claim deed, without warranty, to the Payee or an assignee thereof, and shall thereafter have no further obligation to maintain title to the Abandonment Property. If the Payee does not give such notice to the Owners within the prescribed period of time, the applicable Owner may abandon the Abandonment Property and shall thereafter have no further obligation to maintain title to the Abandonment Property; provided, however, that if any Paramount Entity reacquires a direct or indirect interest in any of the Abandonment Property at any time following such abandonment, the production of Minerals from such property shall be subject to the Royalty and this Agreement. The Owners shall give prompt written notice to the Payee of any such reacquisition.

(f)

Title Opinions. If any Paramount Entity prepares, or causes to be prepared, any title opinion or report in respect of all or any portion of the Property, the Owners shall promptly deliver a copy of such opinion or report to the Payee.

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(g)

Right of Payee to Cure Defects. The Payee may undertake such investigation of the title and status of the Property as it shall deem necessary. If that investigation should reveal defects in the title, the Owners shall forthwith proceed to cure such title defects to the satisfaction of the Payee. If the Owners fail to do so: (i) the Payee may proceed to cure such title defects; (ii) any costs and expenses incurred (including attorney’s fees and costs) by the Payee shall be promptly reimbursed by the Owners; and (iii) the Payee may lien the Property for such amounts until the Owners reimburse the Payee in full.

11.	Management of Mining Operations
(a)

Operational Decisions. Subject to the provisions of this Section 11, all decisions concerning methods, the extent, times, procedures and techniques of any exploration, construction, development and mining operations related to the Property shall be made by the Owners in their sole and absolute discretion.

(b)

Performance of Mining Operations. The Owners shall ensure that all exploration, construction, development and mining operations and other activities in respect of the Property will be performed in a commercially reasonable manner in compliance with Applicable Laws, Authorizations and Other Rights, and in accordance with good mining, processing, engineering and environmental practices prevailing in the industry and on the same basis as if the Owners retained full economic interest in the Minerals. The Owners shall use all commercially reasonable and lawful efforts to obtain and, once obtained, maintain all Authorizations necessary to commence and continue development and mining operations on the Property. The Owners shall use all commercially reasonable efforts to ensure that all Minerals from the Property will be processed in a prompt and timely manner.

(c)

Maintenance of Mining Rights. The Owners shall use all commercially reasonable and lawful efforts to maintain and apply for and obtain any and all available renewals and extensions of the Property, Authorizations, Other Rights and any and all other necessary rights in respect of the Sleeper Gold Project and, other than as expressly permitted by this Agreement, not abandon any of the Sleeper Gold Project (including Utility Commitments) or allow or permit any of the Property, Authorizations, Other Rights or such other necessary rights referred to above to terminate or lapse.

(d)

Compliance with Applicable Laws. The Owners shall comply, and shall cause all operations and activities conducted at, on or in respect of the Sleeper Gold Project to comply, with all Applicable Laws, all Authorizations and the terms and conditions of Other Rights.

(e)

Reclamation Obligations. The Owners shall timely and fully perform, pay and observe, or cause to be performed, observed and paid, any and all liabilities and obligations required by any Applicable Laws, Authorizations or the terms and conditions of Other Rights or by any Governmental Body for the reclamation, restoration or closure of any facility or land used in connection with the Paramount Entities’ operations or activities at, on or in respect of the Sleeper Gold Project or required under this Agreement.

(f)

Stockpiling off Property. The Paramount Entities may temporarily stockpile, store or place Minerals off the Property provided that the Owners shall at all times do or cause to be done all things necessary to ensure that:

(i)	such Minerals are appropriately identified as to ownership and origin;

‑ 23 ‑

(ii)	such Minerals are secured from loss, theft, tampering and contamination;
(iii)

prior to stockpiling, storing or placing such Minerals off the Property, the applicable Paramount Entities shall have entered into and recorded in the applicable County a written agreement in recordable form with the property owner where such stockpiling, storage or placement is to occur providing, among other things, that: (i) the Payee’s rights in and to such Minerals pursuant to the Royalty and this Agreement, insofar as they are applicable, shall continue in full force and effect notwithstanding their removal from the Property; (ii) the Payee’s rights in and to such Minerals shall be the same as if the Minerals had never been removed from the Property; (iii) the Payee’s rights in and to such Minerals shall have precedence over the rights to the Minerals of said property owner, as well as the creditors of said property owner; (iv) the agreement shall be irrevocable as long as the Minerals, or any part thereof, remain on said property; (v) the Payee shall have substantially similar access rights to said property as provided for in respect of the Property under this Agreement; and (vi) the Payee’s rights in and to the Minerals pursuant to the Royalty and this Agreement shall otherwise be preserved; and

(iv)	a security interest in such Minerals shall have been granted to the Payee and recorded, in form and substance satisfactory to the Payee.
(g)

Commingling. The Owners shall ensure that the Paramount Entities do not process other minerals through their processing plants, or commingle such other minerals with, Minerals mined, produced, extracted or otherwise recovered from the Property, unless (i) the applicable Paramount Entity has adopted and employs reasonable practices and procedures for weighing, determining moisture content, sampling and assaying and determining recovery factors (a “Commingling Plan”), such Commingling Plan to ensure the division of other minerals and Minerals for the purpose of determining the quantum of Minerals; (ii) the Payee shall not be disadvantaged as a result of the processing of other minerals in priority to, or concurrently with, Minerals, or the parties, acting reasonably, shall have entered into an agreement to compensate the Payee for any such disadvantage providing for a commensurate royalty or stream interest in such other minerals or another form of compensation (a “Compensation Agreement”); (iii) the Payee has approved the Commingling Plan and, if applicable, the Compensation Agreement, such approval not to be unreasonably withheld; and (iv) the Paramount Entities keep all books, records, data, information and samples required by the Commingling Plan. The Owners agree to revisit the Commingling Plan and the Compensation Agreement if the Payee determines that circumstances have changed, in order to ensure that the Commingling Plan continues to provide for the accurate measurement of Minerals and the Compensation Agreement reasonably compensates the Payee for any disadvantage.

(h)

Waste Materials. All tailings, residues, waste rock, spoiled leach materials, and other waste materials (collectively, “waste materials”) resulting from the Paramount Entities’ operations and activities at and on the Property shall be the sole property of the Paramount Entities, but shall remain subject to the Royalty should the same be processed or reprocessed, as the case may be, in the future and result in the production of Minerals. Notwithstanding the foregoing, the Paramount Entities shall have the right to dispose of waste materials from the Property on or off of the Property and to commingle the same with waste materials from other properties (provided in any case that any sale of waste materials shall be subject to the Royalty). In the event waste materials from the Property

‑ 24 ‑

are processed or reprocessed, as the case may be, the Royalty payable thereon shall be determined using the best engineering and technical practices then available.
12.	Royalty and Stream Interests
(a)

General Prohibitions. The Owners shall not, without the Payee’s prior written consent (which may be withheld for any reason), create, grant, convey or otherwise agree to any royalty, or enter into any agreements that are similar to a royalty agreement, in each case in respect of all or any portion of the Property.  The Owners shall not, without the Payee’s prior written consent, create, grant, convey or otherwise agree to any stream interest, or enter into any agreements that are similar to a stream agreement (which, for greater certainty, shall not include any Hedging Activity), in each case in respect of all or any portion of the Property, except as expressly permitted by and subject to this Section 12.

(b)

Right of First Refusal.  If the Owners (or either of them) receive a bona fide and irrevocable written offer (a “Third Party Offer”) from any Person dealing at arm’s length with the Owners to purchase a stream or similar interest (which, for greater certainty, shall not include any Hedging Activity) (the “Offered Interest”) in all or any portion of the Property for cash consideration, which the Owners either wish to accept or have accepted conditional on and subject to the Payee’s right of first refusal pursuant to this Section 12, the Owners shall promptly give notice of the Third Party Offer (the “Notice of Offer”) to the Payee and comply with this Section 12. The Notice of Offer must contain a copy of the Third Party Offer and disclose the identity and address of the Person making the Third Party Offer (the “Third Party Offeror”). Upon the Notice of Offer being given, the Payee will have the right to purchase all, but not less than all, of the Offered Interest at the same price and upon the same terms and conditions as are contained in the Third Party Offer.

(c)

Determination of Price.  If the Offered Interest is being offered for sale to the Third Party Offeror together with or in conjunction with other unrelated assets of the Owners, the Payee will be entitled to purchase only the Offered Interest and the Notice of Offer must specify the Owners' good faith estimate of the cash being offered by the Third Party Offeror for the Offered Interest.  If the Payee does not agree with the Owners’ estimate, the value of the cash being offered for the Offered Interest shall be conclusively determined by a firm of qualified mineral valuators jointly appointed (and the cost of which shall be borne equally) by the Owners and the Payee, each acting reasonably. Such determination shall be binding upon the Owners and the Payee. All time periods referred to in this Section 12 shall be extended by the time taken to obtain such determination.

(d)

Exercise and Closing.  If the Payee desires to exercise its right to purchase all of the Offered Interest as contemplated by Section 12(b), it will give notice of exercise (the “ROFR Exercise Notice”) to the Owners within (***) of having been given the Notice of Offer. The giving of the ROFR Exercise Notice shall constitute a legally binding agreement between the Payee and the Owners for the sale by the Owners to the Payee of the Offered Interest in accordance with the terms set out in the Third Party Offer, which sale transaction will be completed (subject to entry into a stream agreement reflecting the Offered Interest and such other customary industry terms in form and substance satisfactory to the Payee) on the date therein provided (or on such other date as the Payee and the Owners may agree) by delivery of the Offered Interest (including such agreement referred to above) by the Owners to the Payee with title, free and clear of all Encumbrances arising on or after the date the Owners received such Third Party Offer, against payment by the Payee to the Owners of the cash consideration by bank wire transfer to the account designated by the

‑ 25 ‑

Owners.  If, at the time of completion, any portion of the Offered Interest is subject to any Encumbrance arising on or after the date the Owners received such Third Party Offer, the Payee will be entitled to deduct from the purchase money to be paid to the Owners the amount required to discharge such Encumbrance and will apply such amount to discharge such Encumbrance, on behalf of the Owners.

(e)

No Exercise.  If the Payee does not give the ROFR Exercise Notice in accordance with the provisions of Section 12(d), the right of the Payee to purchase the Offered Interest will terminate and the Owners may sell all, but not less than all, of the Offered Interest to the Third Party Offeror in accordance with the terms of the Third Party Offer at any time within (***) after the expiry of the (***) period specified in Section 12(d). If the sale of the Offered Interest is not completed within such (***) period on such terms, the rights of the Parties pursuant to this Section 12 will again take effect with respect thereto.

13.	Insurance Matters
(a)

Maintenance of Insurance. The Owners shall ensure that insurance is maintained with reputable insurance companies with respect to the Sleeper Gold Project and the operations conducted at, on and in respect thereof against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar operations in the United States of America. Without limiting the foregoing, such insurance shall include workers compensation insurance in amounts required by Applicable Laws, and commercial general liability insurance in such amounts as will, in the Payee’s reasonable judgment, adequately protect the Paramount Entities, the Payee, the Royalty, and the Property from any Losses which may reasonably be expected to arise with respect to this Agreement or the Property and that can be covered by commercial general liability insurance.

(b)

Shipment of Minerals. The Owners shall ensure that each shipment of Minerals is adequately insured in such amounts and with such coverage as is customary in the mining industry, until the time that risk of loss and damage for such Minerals is transferred to a Payor.

(c)	Loss Payee. The Owners shall cause the Payee to be named a loss payee (as its interests may appear) on all insurance policies of the Paramount Entities covering loss of or damage to the Minerals.
(d)

Notice of Loss or Damage. The Owners shall promptly provide the Payee with written notice of any material loss or damage suffered to the Property or any Minerals and whether any Paramount Entity plans to make any insurance claim.

14.	Representations and Warranties of the Payee

The Payee, acknowledging that the Owners are entering into this Agreement in reliance thereon, hereby makes the representations and warranties to the Owners as set out in Schedule C.

15.	Representations and Warranties of the Owners

Each of the Owners, jointly and severally, acknowledging that the Payee is entering into this Agreement in reliance thereon, hereby makes the representations and warranties to the Payee as set out in Schedule D.

‑ 26 ‑

16.	Indemnities
(a)

Each of the Owners jointly and severally agree to indemnify and save the Payee and its Affiliates and the directors, officers, employees and agents of the foregoing harmless from and against any and all Losses suffered or incurred by any of them as a result of, in respect of, or arising as a consequence of:

(i)

any breach or inaccuracy of any representation or warranty of the Owners contained in this Agreement, including the representations and warranties set forth in Schedule D hereto, or in any document, instrument or agreement delivered pursuant hereto or thereto;

(ii)

any breach, including breach due to non-performance, by the Owners of any covenant or agreement to be performed by any of the Owners contained in this Agreement or in any document, instrument or agreement delivered pursuant hereto or thereto; and

(iii)

claims brought by third parties against the Payee and its Affiliates and the directors, officers, employees and agents of the foregoing relating to any work, operation, activities or event on, in or under the Property or the Sleeper Gold Project or related thereto, provided that the foregoing shall not apply to any Losses to the extent they arise from the gross negligence or willful misconduct of such indemnified persons.

(b)	This Section 16 shall survive the termination of this Agreement.
17.	Term

Subject to Section 3(h)(v), the term of this Agreement shall commence on the Effective Date and shall be perpetual.

18.	Transfer Rights of the Owners
(a)

Prohibited Transfers. The Owners may not Transfer, in whole or in part, their rights and obligations under this Agreement or all or any portion of the Property unless the Transferee has first entered into an agreement, in form and substance satisfactory to the Payee, agreeing to be bound by this Agreement.

(b)	Transfer of Equity Interest. For greater certainty, the Transfer of any equity interest of New Sleeper or Sleeper shall be deemed to be a Transfer in which Section 18(a) applies.
(c)

Parent Guarantee. If at any time the ultimate parent of the Paramount Entities (or of any permitted Transferee of all or any portion of the Property) does not directly own any of the Property, such parent company shall deliver to the Payee a parent guarantee, in form and substance satisfactory to the Payee, which guarantees the obligations of the Owner(s) (or of the respective Transferee in the case of a permitted Transfer of all or a portion of the Property) contained in this Agreement.

(d)	Effect of Prohibited Transfer. Any Transfer made in violation of this Section 18 shall be null and void and of no force or effect whatsoever.

‑ 27 ‑

19.	Transfer Rights of the Payee
(a)

Transfers. The Payee shall have the right to Transfer or encumber, in whole or in part, its rights and obligations under this Agreement (including the Royalty Deed) to any Person, without the consent of the Owners, upon the delivery of notice of such Transfer to the Owners. In such a case, provided that such Person has agreed to be bound by such Transferred obligations under this Agreement, the Payee, as applicable, shall be released from such Transferred obligations under this Agreement.

(b)

Encumbrances. Notwithstanding anything in this Agreement, the Payee shall have the right to Transfer by way of Encumbrance, in whole or in part, its rights and obligations under this Agreement to one or more lenders providing financing to the Payee or any of its Affiliates without notice to, or the consent of, the Owners. If such transferee enforces such Encumbrance, it will provide notice to the Owners and upon delivery of such notice, which notice shall confirm that such transferee agrees to be bound by such transferred obligations under this Agreement, such Transferee shall become a party to this Agreement with all of the rights and obligations of the Payee.

20.	Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
(a)	This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Nevada.
(b)

ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE ROYALTY DEED OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEVADA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY'S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR ROYALTY DEED IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ROYALTY DEED OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH

‑ 28 ‑

PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20(c).

21.	Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be sent or delivered to the respective Parties at their respective addresses, facsimile numbers or e-mail addresses set forth below (or at or to such other address, facsimile, number or e-mail address as shall be designated by any Party in a written notice to the other Parties):

If to any of the Owners:

Paramount Gold Nevada Corp.
665 Anderson Street
Winnemucca, NV, USA
89445

Attention:John Seaberg
Phone Number:(***)
Email:(***)

-and-

Sleeper Mining Company, LLC
665 Anderson Street
Winnemucca, NV, USA
89445

Attention:Carlo Buffone
Phone Number:(***)
Email:(***)

If to the Payee:

Franco Nevada U.S. Corporation
1745 Shea Center Drive, Suite 400
Highlands Ranch, Colorado
USA 80129

Attention:Jeff Jenkins
Fax Number:(***)
Email:(***)

with a copy (which shall not constitute notice) to:

Franco Nevada Corporation
199 Bay Street, Suite 2000

‑ 29 ‑

P.O. Box 285
Commerce Court Postal Station
Toronto, Ontario
Canada M5L 1G9

Attention:Chief Legal Officer
Fax Number:(***)
Email:(***)

Any notice and communications shall be effective:

(a)

if delivered by hand, sent by certified or registered mail or sent by an overnight courier service, when received; and, provided that if such date is a day other than a Business Day, where the recipient Party is located, then such notice shall be deemed to have been given and received on the first Business Day, where the recipient Party is located, following the date of such delivery; and

(b)

if sent by facsimile or e-mail transmission and successfully transmitted before 5:00 p.m. on a Business Day, where the recipient Party is located, then on that Business Day, and if transmitted after 5:00 p.m. on that day or on a day that is not a Business Day, then on the first Business Day, where the recipient Party is located, following the date of transmission.

22.	General Provisions
(a)

Further Assurances. Each Party shall execute all such further instruments and documents and shall take all such further actions as may be necessary to effect the transactions contemplated herein, in each case at the cost and expense of the Party requesting such further instrument, document or action, unless expressly indicated otherwise.

(b)

Obligations of Paramount Entities. Each Owner agrees to take all action necessary to cause each and every other Paramount Entity that is a Subsidiary of such Owner to observe, comply with and perform its covenants and obligations in this Agreement. To the extent that any covenants or obligations in this Agreement are stated to be covenants or obligations of the Paramount Entities or any of them, and a Paramount Entity is not a party to this Agreement (including any Person that becomes a Paramount Entity after the date of this Agreement), the Owners shall take all action necessary to cause such non-party Paramount Entity to observe, comply with and perform such covenants or obligations, including causing such non-party Paramount Entity to agree in writing in favor of the Payee to be bound by this Agreement.

(c)

Memorandum for Recording. The Parties agree that no Party shall record this Agreement in any land records. The Parties agree that the Royalty Deed shall instead be recorded. The costs of preparing and recording the Royalty Deed shall be at the Owners’ cost and expense.

(d)

Confidentiality. The Payee shall not, without the express written consent of the Owners, which consent shall not be unreasonably withheld, disclose any data or information concerning the operations of the Paramount Entities obtained in connection with this Agreement which is not already in the public domain (the “Confidential Information”); provided, however, the Payee may disclose Confidential Information without the consent of the Owners: (i) if required by Applicable Law or requested by a Government Body having jurisdiction over the Payee or its Affiliates; (ii) to the Payee’s Affiliates and to any

‑ 30 ‑

representatives, consultants or advisers of the Payee or its Affiliates for the purpose of providing services to the Payee or its Affiliates; and (iii) to any Person to whom the Payee, in good faith, anticipates Transferring an interest in this Agreement as contemplated by Section 19(a) or 19(b) and such Person’s Affiliates and the representatives, consultants and advisers of such Person or its Affiliates. In the case of disclosure pursuant to clause (ii) or (iii), the Payee shall be responsible to ensure that the recipient of the Confidential Information does not disclose the Confidential Information to the same extent as if it were bound by the same non-disclosure obligations of the Payee hereunder. Notwithstanding the foregoing, the Payee shall not be restricted from disclosing the terms of this Agreement or credits/payments on account of the Royalty. For greater certainty, the Payee shall be entitled to disclose publicly data or information concerning the operations of the Paramount Entities, without the consent of the Owners, once such information has been publicly disclosed by any of the Paramount Entities.

(e)

No Partnership. Nothing herein shall be construed to create, expressly or by implication, a joint venture, agency relationship, fiduciary relationship, mining partnership, commercial partnership or other partnership relationship between the Payee and the Paramount Entities.

(f)

Severability. If any provision of this Agreement is wholly or partially invalid, this Agreement shall be interpreted as if the invalid provision had not been a part hereof so that the invalidity shall not affect the validity of the remainder of this Agreement which shall be construed as if this Agreement had been executed without the invalid portion. The Parties agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or otherwise to amend this Agreement, including the provision relating to choice of law, to achieve such result.

(g)

Entire Agreement. This Agreement constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements, negotiations, discussions and understandings, written or oral, among the Parties. There are no representations, warranties, terms, conditions, assertions of fact, undertakings or collateral agreements, express, implied or statutory, by or between the Parties other than as expressly set forth in this Agreement.

(h)	Amendments. This Agreement may not be changed, amended or modified in any manner, except pursuant to an instrument in writing signed on behalf of each of the Parties.
(i)

Waiver. The failure by any Party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision unless such waiver is acknowledged in writing, nor shall such failure affect the validity of this Agreement or any part thereof or the right of a Party to enforce each and every provision. No waiver of a breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

(j)

Specific Performance. Each Party acknowledges that any breach of this Agreement may cause the other Party (in such case, the “Non-Breaching Party”) irreparable harm for which damages are not an adequate remedy. The Parties agree that, in the event of any such breach, in addition to other remedies at law or in equity that the Non-Breaching Party may have, the Non-Breaching Party shall be entitled to seek specific performance.

‑ 31 ‑

(k)

No Beneficiaries. This Agreement is intended for the benefit of the Parties and their respective successors and permitted assigns and, except for the indemnified Persons referred to in Section 16, is not for the benefit of, nor may any provision in this Agreement be enforced by, any other Person. With respect to any indemnified Person who is not a party to this Agreement, the Payee, shall obtain and hold the rights and benefits of Section 16 in trust for and on behalf of such indemnified Person.

(l)

Costs and Expenses. Unless otherwise provided herein, each of the Parties shall be responsible for paying all costs and expenses incurred by them, respectively, in connection with the negotiation and preparation of this Agreement.

(m)

Counterparts. This Agreement may be executed in one or more counterparts and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic format shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF the Parties hereto have executed this Royalty Agreement as of the date and year first above written.

PARAMOUNT GOLD NEVADA CORP.
By:	/s/ Carlo Buffone
Name:	Carlo Buffone
Title:	Chief Financial Officer

SLEEPER MINING COMPANY, LLC
By:	/s/ Carlo Buffone
Name:	Carlo Buffone
Title:	Manager

FRANCO-NEVADA U.S. CORPORATION
By:	/s/ Jeffrey D Jenkins
Name:	Jeffrey D. Jenkins
Title:	Director of Finance US Operations & Secretary

SCHEDULE A

DESCRIPTION OF THE PROPERTY

(separately attached hereto)

SCHEDULE A

(Sleeper)

The following twenty-three (23) unpatented mining claims situated in Humboldt County, Nevada:

	County		BLM
Claim Name	Book	Page	Serial No.
LAM 190	1997	5172	NMC771957
LAM 204	1997	5186	NMC771971
LAM 205	1997	5187	NMC771972
LAM 0201	2002	5465	NMC833020
LAM 0202	2002	5466	NMC833021
LAM 0203	2002	5467	NMC833022
LAM 0204	2002	5468	NMC833023
LAM 0205	2002	5469	NMC833024
LAM 0206	2002	5470	NMC833025
LAM 0207	2002	5471	NMC833026
LAM 0208	2002	5472	NMC833027
LAM 0209	2002	5473	NMC833028
LAM 0210	2002	5474	NMC833029
CR 1	2007	823	NMC945647
CR 2	2007	824	NMC945648
CR 3	2007	825	NMC945649
CR 4	2007	826	NMC945650
CR 5	2007	827	NMC945651
CR 6	2007	828	NMC945652
CR 7	2007	829	NMC945653
CR 8	2007	830	NMC945654
CR 9	2007	831	NMC945655
CR 10	2007	832	NMC945656

Total of 23 unpatented lode mining claims.

(Alma)

The following two hundred and twenty-seven (227) unpatented mining claims situated in Humboldt County, Nevada:

	County		BLM
Claim Name	Book	Page	Serial No.
ELECTRUM # 11	159	361	NMC235675
ELECTRUM # 12	159	362	NMC235676
ELECTRUM # 13	159	363	NMC235677
ELECTRUM # 21	161	365	NMC239887
ELECTRUM # 23	161	367	NMC239889
FREE GOLD # 1	168	103	NMC252825
FREE GOLD # 2	168	104	NMC252826
FREE GOLD # 3	168	105	NMC252827
FREE GOLD # 4	168	106	NMC252828
FREE GOLD # 5	168	107	NMC252829
FREE GOLD # 6	168	108	NMC252830
FREE GOLD # 7	168	109	NMC252831
FREE GOLD # 8	168	110	NMC252832
FREE GOLD # 9	168	111	NMC252833
FREE GOLD # 10	168	112	NMC252834
DAYLIGHT FRACTION	175	308	NMC269681
RR # 2	200	15	NMC340619
RR #13	200	26	NMC340630
RR #24	200	37	NMC340641
RR #26	200	39	NMC340643
RR #28	200	41	NMC340645
RR #35 (Amended)	200 (326)	48 (613)	NMC340652
RR #37	200	50	NMC340654
RR #38	200	51	NMC340655
RR #39 (Amended)	200 (326)	52 (611)	NMC340656
RR #40	200	53	NMC340657
ELECTRUM # 1	214	295	NMC371654
ELECTRUM # 2	214	296	NMC371655
ELECTRUM # 3	214	297	NMC371656

	County		BLM
Claim Name	Book	Page	Serial No.
LLY 1	326	614	NMC683286
LLY 2	326	615	NMC683287
LLY 3	326	616	NMC683288
LLY 4	326	617	NMC683289
LLY 5	326	618	NMC683290
LLY 6	326	619	NMC683291
LLY 7	326	620	NMC683292
LLY 8	326	621	NMC683293
LLY 9	326	622	NMC683294
LLY 10	326	623	NMC683295
LLY 11	326	624	NMC683296
LLY 12	326	625	NMC683297
LLY 13	326	626	NMC683298
LLY 14	326	627	NMC683299
LLY 15	326	628	NMC683300
LLY 16	326	629	NMC683301
LLY 17	326	630	NMC683302
LLY 18	326	631	NMC683303
LLY 19	326	632	NMC683304
LLY 20	326	633	NMC683305
LLY 21	326	634	NMC683306
LLY 22	326	635	NMC683307
LLY 23	326	636	NMC683308
LLY 24	326	637	NMC683309
LLY 25	326	638	NMC683310
LLY 26	326	639	NMC683311
LLY 27	326	640	NMC683312
LLY 28	326	641	NMC683313
LLY 29	326	642	NMC683314
LLY 30	326	643	NMC683315
LLY 31	326	644	NMC683316
LLY 32	326	645	NMC683317
LLY 33	326	646	NMC683318
LLY 34	326	647	NMC683319
LLY 35	326	648	NMC683320

	County		BLM
Claim Name	Book	Page	Serial No.
LLY 36	326	649	NMC683321
LLY 37	326	650	NMC683322
LLY 38	326	651	NMC683323
LLY 39	326	652	NMC683324
DAY 1	333	521	NMC700996
DAY 2	333	522	NMC700997
DAY 3	333	523	NMC700998
DAY 4	333	524	NMC700999
DAY 5	333	526	NMC701000
DAY 6	333	527	NMC701001
DAY 7	333	528	NMC701002
DAY 8	333	529	NMC701003
DAY 9	333	530	NMC701004
DAY 10	333	531	NMC701005
DAY 11	333	532	NMC701006
DAY 12	333	533	NMC701007
DAY 13	333	534	NMC701008
DAY 14	333	535	NMC701009
DAY 15	333	536	NMC701010
DAY 16	333	537	NMC701011
DAY 17	333	538	NMC701012
DAY 18	333	539	NMC701013
DAY 19	333	540	NMC701014
DAY 20	333	541	NMC701015
DAY 21	333	542	NMC701016
DAY 22	333	543	NMC701017
DAY 23	333	544	NMC701018
DAY 24	333	545	NMC701019
DAY 25	333	546	NMC701020
DAY 26	333	547	NMC701021
DAY 27	333	548	NMC701022
DAY 28	333	549	NMC701023
DAY 29	333	550	NMC701024
DAY 30	333	551	NMC701025
DAY 31	333	552	NMC701026

	County		BLM
Claim Name	Book	Page	Serial No.
DAY 32	333	553	NMC701027
DAY 33	333	554	NMC701028
DAY 34	333	555	NMC701029
DAY 35	333	556	NMC701030
DAY 36	333	557	NMC701031
DAY 37	333	558	NMC701032
DAY 38	333	559	NMC701033
DAY 39	333	560	NMC701034
DAY 40	333	561	NMC701035
DAY 41	333	562	NMC701036
DAY 42	333	563	NMC701037
DAY 43	333	564	NMC701038
DAY 44	333	565	NMC701039
DAY 45	333	566	NMC701040
DAY 46	333	567	NMC701041
DAY 47	333	568	NMC701042
DAY 48	333	569	NMC701043
DAY 49	333	570	NMC701044
DAY 50	341	407	NMC713671
DAY 51	341	408	NMC713672
DAY 52	341	409	NMC713673
DAY 53	341	410	NMC713674
DAY 54	341	411	NMC713675
DAY 55	341	412	NMC713676
DAY 56	341	413	NMC713677
DAY 57	341	414	NMC713678
DAY 58	341	415	NMC713679
DAY 59 (Amended) (Amended)	341 (203) (203)	416 (2215) (2619)	NMC713680
LAM 1	1996	432	NMC730912
LAM 2	1996	433	NMC730913
LAM 3	1996	434	NMC730914
LAM 4	1996	435	NMC730915
LAM 5	1996	436	NMC730916
LAM 6	1996	437	NMC730917

	County		BLM
Claim Name	Book	Page	Serial No.
LAM 7	1996	438	NMC730918
LAM 8	1996	439	NMC730919
LAM 9	1996	440	NMC730920
LAM 10	1996	441	NMC730921
LAM 11	1996	442	NMC730922
LAM 12	1996	443	NMC730923
LAM 13	1996	444	NMC730924
LAM 14	1996	445	NMC730925
LAM 15	1996	446	NMC730926
LAM 16	1996	447	NMC730927
LAM 17	1996	448	NMC730928
LAM 18	1996	449	NMC730929
LAM 19	1996	450	NMC730930
LAM 20	1996	451	NMC730931
LAM 21	1996	452	NMC730932
LAM 22	1996	453	NMC730933
LAM 23	1996	454	NMC730934
LAM 24	1996	455	NMC730935
LAM 25	1996	456	NMC730936
LAM 26	1996	457	NMC730937
LAM 27	1996	458	NMC730938
LAM 28	1996	459	NMC730939
LAM 29	1996	460	NMC730940
LAM 30	1996	461	NMC730941
LAM 31	1996	462	NMC730942
LAM 32	1996	463	NMC730943
LAM 33	1996	464	NMC730944
LAM 34	1996	465	NMC730945
LAM 35	1996	466	NMC730946
LAM 36	1996	467	NMC730947
LAM 37	1996	468	NMC730948
LAM 38	1996	469	NMC730949
LAM 39	1996	470	NMC730950
LAM 40	1996	471	NMC730951
LAM 41	1996	472	NMC730952

	County		BLM
Claim Name	Book	Page	Serial No.
LAM 42	1996	473	NMC730953
LAM 43	1996	474	NMC730954
LAM 44	1996	475	NMC730955
LAM 45 (Amended)	1996 (2003)	476 (2208)	NMC730956
LAM 46	1996	477	NMC730957
LAM 47 (Amended)	1996 (2003)	478 (2209)	NMC730958
LAM 48	1996	479	NMC730959
LAM 49	1996	480	NMC730960
LAM 50	1996	481	NMC730961
LAM 51	1996	482	NMC730962
LAM 52	1996	483	NMC730963
LAM 53	1996	484	NMC730964
LAM 54	1996	485	NMC730965
LAM 55	1996	486	NMC730966
LAM 56	1996	487	NMC730967
LAM 57	1996	488	NMC730968
LAM 58	1996	489	NMC730969
LAM 59	1996	490	NMC730970
LAM 60	1996	491	NMC730971
LAM 61 (Amended)	1996 (2003)	492 (2210)	NMC730972
LAM 62	1996	493	NMC730973
LAM 63 (Amended)	1996 (2003)	494 (2211)	NMC730974
LAM 64	1996	495	NMC730975
LAM 65 (Amended)	1996 (2003)	496 (2212)	NMC730976
LAM 66	1996	497	NMC730977
LAM 67	1996	498	NMC730978
LAM 68	1996	499	NMC730979
LAM 69	1996	500	NMC730980
LAM 70	1996	501	NMC730981
LAM 71 (Amended)	1996 (2003)	502 (2213)	NMC730982
LAM 72	1996	503	NMC730983

	County		BLM
Claim Name	Book	Page	Serial No.
LAM 73 (Amended)	1996 (2003)	504 (2214)	NMC730984
LAM 74	1996	505	NMC730985
LAM 75	1996	506	NMC730986
LAM 80	1996	511	NMC730991
LAM 82	1996	513	NMC730993
LAM 84	1996	515	NMC730995
LAM 85	1996	516	NMC730996
LAM 86	1996	517	NMC730997
LAM 87	1996	518	NMC730998
LAM 88	1996	519	NMC730999
LAM 89	1996	520	NMC731000
NEW ALMA	83	348	NMC75273
VIRGINIA	83	347	NMC75274
MORNING	83	350	NMC75275
MORNING STAR	83	345	NMC75276
NEW EVENING	83	346	NMC75277
NEW SNOWSTORM (Amended)	83 (326)	349 (611)	NMC75278
LAM 76	1997	5154	NMC771939
LAM 77	1997	5155	NMC771940
LAM 78	1997	5156	NMC771941
LAM 79	1997	5157	NMC771942
LAM 81	1997	5158	NMC771943
LAM 83	1997	5159	NMC771944
YORK #1	1998	492	NMC787346
YORK #2	1998	493	NMC787347
YORK #3	1998	494	NMC787348
YORK #4	1998	495	NMC787349
YORK #5	1998	496	NMC787350

Total of 227 unpatented mining claims.

(Dune)

The following three hundred and ninety-four (394) unpatented mining claims situated in Humboldt County, Nevada:

	County		BLM
Claim Name	Book	Page	Serial No
BLUE NO. 982	2010	3578	NMC1024274
BLUE NO. 983	2010	3579	NMC1024275
BLUE NO. 984	2010	3580	NMC1024276
BLUE NO. 985	2010	3581	NMC1024277
BLUE NO. 986	2010	3582	NMC1024278
BLUE NO. 987	2010	3583	NMC1024279
BLUE NO. 988	2010	3584	NMC1024280
BLUE NO. 989	2010	3585	NMC1024281
BLUE NO. 990	2010	3586	NMC1024282
BLUE NO. 991	2010	3587	NMC1024283
BLUE NO. 992	2010	3588	NMC1024284
BLUE NO. 993	2010	3589	NMC1024285
BLUE NO. 994	2010	3590	NMC1024286
BLUE NO. 995	2010	3591	NMC1024287
BLUE NO. 996	2010	3592	NMC1024288
BLUE NO. 997	2010	3593	NMC1024289
BLUE NO. 928	2010	6472	NMC1029648
BLUE NO. 929	2010	6473	NMC1029649
BLUE NO. 930	2010	6474	NMC1029650
BLUE NO. 931	2010	6475	NMC1029651
BLUE NO. 932	2010	6476	NMC1029652
BLUE NO. 933	2010	6477	NMC1029653
BLUE NO. 934	2010	6478	NMC1029654
BLUE NO. 935	2010	6479	NMC1029655
BLUE NO. 936	2010	6480	NMC1029656
BLUE NO. 937	2010	6481	NMC1029657
BLUE NO. 938	2010	6482	NMC1029658
BLUE NO. 939	2010	6483	NMC1029659
BLUE NO. 940	2010	6484	NMC1029660
BLUE NO. 941	2010	6485	NMC1029661

	County		BLM
Claim Name	Book	Page	Serial No
BLUE NO. 942	2010	6486	NMC1029662
BLUE NO. 943	2010	6487	NMC1029663
BLUE NO. 944	2010	6488	NMC1029664
BLUE NO. 945	2010	6489	NMC1029665
BLUE NO. 946	2010	6490	NMC1029666
BLUE NO. 947	2010	6491	NMC1029667
BLUE NO. 948	2010	6492	NMC1029668
BLUE NO. 949	2010	6493	NMC1029669
BLUE NO. 950	2010	6494	NMC1029670
BLUE NO. 951	2010	6495	NMC1029671
BLUE NO. 952	2010	6496	NMC1029672
BLUE NO. 953	2010	6497	NMC1029673
BLUE NO. 954	2010	6498	NMC1029674
BLUE NO. 955	2010	6499	NMC1029675
BLUE NO. 956	2010	6500	NMC1029676
BLUE NO. 957	2010	6501	NMC1029677
BLUE NO. 958	2010	6502	NMC1029678
BLUE NO. 959	2010	6503	NMC1029679
BLUE NO. 960	2010	6504	NMC1029680
BLUE NO. 961	2010	6505	NMC1029681
BLUE NO. 962	2010	6506	NMC1029682
BLUE NO. 963	2010	6507	NMC1029683
BLUE NO. 2000	2010	6508	NMC1029684
BLUE NO. 2001	2010	6509	NMC1029685
BLUE NO. 2002	2010	6510	NMC1029686
BLUE NO. 2003	2010	6511	NMC1029687
BLUE NO. 2004	2010	6512	NMC1029688
BLUE NO. 2005	2010	6513	NMC1029689
BLUE NO. 2006	2010	6514	NMC1029690
BLUE NO. 2007	2010	6515	NMC1029691
BLUE NO. 2008	2010	6516	NMC1029692
BLUE NO. 2009	2010	6517	NMC1029693
BLUE NO. 2010	2010	6518	NMC1029694
BLUE NO. 2011	2010	6519	NMC1029695
BLUE NO. 2012	2010	6520	NMC1029696

	County		BLM
Claim Name	Book	Page	Serial No
BLUE NO. 2013	2010	6521	NMC1029697
BLUE NO. 2014	2010	6522	NMC1029698
BLUE NO. 2015	2010	6523	NMC1029699
BLUE NO. 2016	2010	6524	NMC1029700
BLUE NO. 2017	2010	6525	NMC1029701
BLUE NO. 2018	2010	6526	NMC1029702
BLUE NO. 2019	2010	6527	NMC1029703
BLUE NO. 2020	2010	6528	NMC1029704
BLUE NO. 2021	2010	6529	NMC1029705
BLUE NO. 2022	2010	6530	NMC1029706
BLUE NO. 2023	2010	6531	NMC1029707
BLUE NO. 2024	2010	6532	NMC1029708
BLUE NO. 2025	2010	6533	NMC1029709
BLUE NO. 2026	2010	6534	NMC1029710
BLUE NO. 2027	2010	6535	NMC1029711
BLUE NO. 2028	2010	6536	NMC1029712
BLUE NO. 2029	2010	6537	NMC1029713
BLUE NO. 2030	2010	6538	NMC1029714
BLUE NO. 2031	2010	6539	NMC1029715
BLUE NO. 2032	2010	6540	NMC1029716
BLUE NO. 2033	2010	6541	NMC1029717
BLUE NO. 2034	2010	6542	NMC1029718
BLUE NO. 2035	2010	6543	NMC1029719
BLUE NO. 2036	2010	6544	NMC1029720
BLUE NO. 2037	2010	6545	NMC1029721
BLUE NO. 2038	2010	6546	NMC1029722
BLUE NO. 2039	2010	6547	NMC1029723
SP 1	2007	5041	NMC955469
SP 2	2007	5042	NMC955470
SP 3	2007	5043	NMC955471
SP 4	2007	5044	NMC955472
SP 5	2007	5045	NMC955473
SP 52	2007	5092	NMC955520
SP 53	2007	5093	NMC955521
SP 54	2007	5094	NMC955522

	County		BLM
Claim Name	Book	Page	Serial No
SP 55	2007	5095	NMC955523
SP 56	2007	5096	NMC955524
SP 103	2007	5143	NMC955571
SP 104	2007	5144	NMC955572
SP 105	2007	5145	NMC955573
SP 106	2007	5146	NMC955574
SP 107	2007	5147	NMC955575
SP 154	2007	5194	NMC955622
SP 155	2007	5195	NMC955623
SP 156	2007	5196	NMC955624
SP 157	2007	5197	NMC955625
SP 158	2007	5198	NMC955626
SP 205	2007	5245	NMC955673
SP 206	2007	5246	NMC955674
SP 207	2007	5247	NMC955675
SP 208	2007	5248	NMC955676
SP 209	2007	5249	NMC955677
SP 256	2007	5296	NMC955724
SP 257	2007	5297	NMC955725
SP 258	2007	5298	NMC955726
SP 259	2007	5299	NMC955727
SP 260	2007	5300	NMC955728
SP 347	2007	5387	NMC955815
SP 348	2007	5388	NMC955816
SP 349	2007	5389	NMC955817
SP 350	2007	5390	NMC955818
SP 351	2007	5391	NMC955819
SP 352	2007	5392	NMC955820
SP 353	2007	5393	NMC955821
SP 354	2007	5394	NMC955822
SP 355	2007	5395	NMC955823
SP 356	2007	5396	NMC955824
SP 357	2007	5397	NMC955825
SP 358	2007	5398	NMC955826
SP 359	2007	5399	NMC955827

	County		BLM
Claim Name	Book	Page	Serial No
SP 360	2007	5400	NMC955828
SP 361	2007	5401	NMC955829
SP 362	2007	5402	NMC955830
SP 363	2007	5403	NMC955831
SP 364	2007	5404	NMC955832
SP 365	2007	5405	NMC955833
SP 366	2007	5406	NMC955834
SP 367	2007	5407	NMC955835
SP 368	2007	5408	NMC955836
SP 369	2007	5409	NMC955837
SP 370	2007	5410	NMC955838
SP 371	2007	5411	NMC955839
SP 372	2007	5412	NMC955840
SP 373	2007	5413	NMC955841
SP 374	2007	5414	NMC955842
SP 375	2007	5415	NMC955843
SP 376	2007	5416	NMC955844
SP 377	2007	5417	NMC955845
SP 378	2007	5418	NMC955846
SP 379	2007	5419	NMC955847
SP 380	2007	5420	NMC955848
SP 381	2007	5421	NMC955849
SP 382	2007	5422	NMC955850
SP 383	2007	5423	NMC955851
SP 384	2007	5424	NMC955852
SP 385	2007	5425	NMC955853
SP 386	2007	5426	NMC955854
SP 387	2007	5427	NMC955855
SP 388	2007	5428	NMC955856
SP 389	2007	5429	NMC955857
SP 390	2007	5430	NMC955858
SP 391	2007	5431	NMC955859
SP 392	2007	5432	NMC955860
SP 393	2007	5433	NMC955861
SP 394	2007	5434	NMC955862

	County		BLM
Claim Name	Book	Page	Serial No
SP 395	2007	5435	NMC955863
SP 396	2007	5436	NMC955864
SP 397	2007	5437	NMC955865
SP 398	2007	5438	NMC955866
SP 399	2007	5439	NMC955867
SP 400	2007	5440	NMC955868
SP 401	2007	5441	NMC955869
SP 402	2007	5442	NMC955870
SP 423	2007	5463	NMC955891
SP 424	2007	5464	NMC955892
SP 425	2007	5465	NMC955893
SP 426	2007	5466	NMC955894
SP 427	2007	5467	NMC955895
SP 428	2007	5468	NMC955896
SP 429	2007	5469	NMC955897
SP 430	2007	5470	NMC955898
SP 431	2007	5471	NMC955899
SP 432	2007	5472	NMC955900
SP 433	2007	5473	NMC955901
SP 434	2007	5474	NMC955902
SP 435	2007	5475	NMC955903
SP 436	2007	5476	NMC955904
SP 437	2007	5477	NMC955905
SP 438	2007	5478	NMC955906
SP 439	2007	5479	NMC955907
SP 440	2007	5480	NMC955908
SP 441	2007	5481	NMC955909
SP 442	2007	5482	NMC955910
SP 443	2007	5483	NMC955911
SP 444	2007	5484	NMC955912
SP 445	2007	5485	NMC955913
SP 446	2007	5486	NMC955914
SP 447	2007	5487	NMC955915
SP 448	2007	5488	NMC955916
SP 449	2007	5489	NMC955917

	County		BLM
Claim Name	Book	Page	Serial No
SP 450	2007	5490	NMC955918
SP 451	2007	5491	NMC955919
SP 452	2007	5492	NMC955920
SP 453	2007	5493	NMC955921
SP 454	2007	5494	NMC955922
SP 455	2007	5495	NMC955923
SP 456	2007	5496	NMC955924
SP 457	2007	5497	NMC955925
SP 458	2007	5498	NMC955926
SP 486	2007	5526	NMC955954
SP 487	2007	5527	NMC955955
SP 488	2007	5528	NMC955956
SP 489	2007	5529	NMC955957
SP 490	2007	5530	NMC955958
SP 491	2007	5531	NMC955959
SP 492	2007	5532	NMC955960
SP 493	2007	5533	NMC955961
SP 494	2007	5534	NMC955962
SP 495	2007	5535	NMC955963
SP 496	2007	5536	NMC955964
SP 497	2007	5537	NMC955965
SP 498	2007	5538	NMC955966
SP 499	2007	5539	NMC955967
SP 500	2007	5540	NMC955968
SP 501	2007	5541	NMC955969
SP 502	2007	5542	NMC955970
SP 503	2007	5543	NMC955971
SP 504	2007	5544	NMC955972
SP 505	2007	5545	NMC955973
SP 506	2007	5546	NMC955974
SP 507	2007	5547	NMC955975
SP 508	2007	5548	NMC955976
SP 509	2007	5549	NMC955977
SP 510	2007	5550	NMC955978
SP 511	2007	5551	NMC955979

	County		BLM
Claim Name	Book	Page	Serial No
SP 512	2007	5552	NMC955980
SP 513	2007	5553	NMC955981
SP 514	2007	5554	NMC955982
SP 515	2007	5555	NMC955983
SP 516	2007	5556	NMC955984
SP 517	2007	5557	NMC955985
SP 518	2007	5558	NMC955986
SP 519	2007	5559	NMC955987
SP 520	2007	5560	NMC955988
SP 521	2007	5561	NMC955989
SP 522	2007	5562	NMC955990
SP 523	2007	5563	NMC955991
SP 524	2007	5564	NMC955992
SP 525	2007	5565	NMC955993
SP 526	2007	5566	NMC955994
SP 527	2007	5567	NMC955995
SP 528	2007	5568	NMC955996
SP 529	2007	5569	NMC955997
SP 530	2007	5570	NMC955998
SP 531	2007	5571	NMC955999
SP 532	2007	5572	NMC956000
SP 533	2007	5573	NMC956001
SP 534	2007	5574	NMC956002
SP 535	2007	5575	NMC956003
SP 536	2007	5576	NMC956004
SP 537	2007	5577	NMC956005
SP 538	2007	5578	NMC956006
SP 539	2007	5579	NMC956007
SP 540	2007	5580	NMC956008
SP 541	2007	5581	NMC956009
SP 542	2007	5582	NMC956010
SP 543	2007	5583	NMC956011
SP 544	2007	5584	NMC956012
SP 545	2007	5585	NMC956013
SP 546	2007	5586	NMC956014

	County		BLM
Claim Name	Book	Page	Serial No
SP 547	2007	5587	NMC956015
SP 548	2007	5588	NMC956016
SP 549	2007	5589	NMC956017
SP 550	2007	5590	NMC956018
SP 551	2007	5591	NMC956019
SP 552	2007	5592	NMC956020
SP 553	2007	5593	NMC956021
SP 554	2007	5594	NMC956022
SP 555	2007	5595	NMC956023
SP 556	2007	5596	NMC956024
SP 557	2007	5597	NMC956025
SP 558	2007	5598	NMC956026
SP 559	2007	5599	NMC956027
SP 560	2007	5600	NMC956028
SP 561	2007	5601	NMC956029
SP 562	2007	5602	NMC956030
SP 563	2007	5603	NMC956031
SP 564	2007	5604	NMC956032
SP 565	2007	5605	NMC956033
SP 566	2007	5606	NMC956034
SP 567	2007	5607	NMC956035
SP 568	2007	5608	NMC956036
SP 569	2007	5609	NMC956037
SP 570	2007	5610	NMC956038
SP 571	2007	5611	NMC956039
SP 572	2007	5612	NMC956040
SP 573	2007	5613	NMC956041
SP 574	2007	5614	NMC956042
SP 575	2007	5615	NMC956043
SP 576	2007	5616	NMC956044
SP 577	2007	5617	NMC956045
SP 578	2007	5618	NMC956046
SP 579	2007	5619	NMC956047
SP 580	2007	5620	NMC956048
SP 581	2007	5621	NMC956049

	County		BLM
Claim Name	Book	Page	Serial No
SP 582	2007	5622	NMC956050
SP 583	2007	5623	NMC956051
SP 584	2007	5624	NMC956052
SP 585	2007	5625	NMC956053
SP 586	2007	5626	NMC956054
SP 587	2007	5627	NMC956055
SP 588	2007	5628	NMC956056
SP 589	2007	5629	NMC956057
SP 590	2007	5630	NMC956058
SP 591	2007	5631	NMC956059
SP 592	2007	5632	NMC956060
SP 593	2007	5633	NMC956061
SP 594	2007	5634	NMC956062
SP 595	2007	5635	NMC956063
SP 596	2007	5636	NMC956064
SP 597	2007	5637	NMC956065
SP 598	2007	5638	NMC956066
SP 599	2007	5639	NMC956067
SP 600	2007	5640	NMC956068
SP 601	2007	5641	NMC956069
SP 602	2007	5642	NMC956070
SP 612	2007	5652	NMC956080
SP 613	2007	5653	NMC956081
SP 614	2007	5654	NMC956082
SP 615	2007	5655	NMC956083
SP 616	2007	5656	NMC956084
SP 617	2007	5657	NMC956085
SP 618	2007	5658	NMC956086
SP 619	2007	5659	NMC956087
SP 620	2007	5660	NMC956088
SP 621	2007	5661	NMC956089
SP 622	2007	5662	NMC956090
SP 623	2007	5663	NMC956091
SP 624	2007	5664	NMC956092
SP 625	2007	5665	NMC956093

	County		BLM
Claim Name	Book	Page	Serial No
SP 626	2007	5666	NMC956094
SP 627	2007	5667	NMC956095
SP 628	2007	5668	NMC956096
SP 629	2007	5669	NMC956097
SP 630	2007	5670	NMC956098
SP 631	2007	5671	NMC956099
SP 632	2007	5672	NMC956100
SP 633	2007	5673	NMC956101
SP 634	2007	5674	NMC956102
SP 635	2007	5675	NMC956103
SP 636	2007	5676	NMC956104
SP 637	2007	5677	NMC956105
SP 638	2007	5678	NMC956106
SS 65	2008	2914	NMC985080
SS 66	2008	2915	NMC985081
SS 67	2008	2916	NMC985082
SS 68	2008	2917	NMC985083
SS 69	2008	2918	NMC985084
SS 70	2008	2919	NMC985085
SS 71	2008	2920	NMC985086
SS 72	2008	2921	NMC985087
SS 73	2008	2922	NMC985088
SS 74	2008	2923	NMC985089
SS 75	2008	2924	NMC985090
SS 76	2008	2925	NMC985091
SS 77	2008	2926	NMC985092
SS 78	2008	2927	NMC985093
SS 79	2008	2928	NMC985094
SS 80	2008	2929	NMC985095
SS 81	2008	2930	NMC985096
SS 82	2008	2931	NMC985097
SS 83	2008	2932	NMC985098
SS 84	2008	2933	NMC985099
SS 85	2008	2934	NMC985100
SS 86	2008	2935	NMC985101

	County		BLM
Claim Name	Book	Page	Serial No
SS 87	2008	2936	NMC985102
SS 88	2008	2937	NMC985103
SS 89	2008	2938	NMC985104
SS 90	2008	2939	NMC985105
SS 91	2008	2940	NMC985106
SS 92	2008	2941	NMC985107
SS 93	2008	2942	NMC985108
SS 94	2008	2943	NMC985109
SS 95	2008	2944	NMC985110
SS 96	2008	2945	NMC985111
SS 97	2008	2946	NMC985112
SS 98	2008	2947	NMC985113
SS 99	2008	2948	NMC985114
SS 100	2008	2949	NMC985115

Total of 394 unpatented mining claims.

(Sleeper)

The following seven hundred and ninety-four (794) unpatented mining claims situated in Humboldt County, Nevada:

	County		BLM
Claim Name	Book	Page	Serial No.
SLEEPER # 1	165	125	NMC250715
SLEEPER # 2	165	126	NMC250716
SLEEPER # 3	165	127	NMC250717
SLEEPER # 4	165	128	NMC250718
SLEEPER # 5	165	129	NMC250719
SLEEPER # 6	165	130	NMC250720
SLEEPER # 7	165	131	NMC250721
SLEEPER # 8	165	132	NMC250722
SLEEPER # 9	165	133	NMC250723
SLEEPER # 10	165	134	NMC250724
SLEEPER # 11	165	135	NMC250725
SLEEPER # 12	165	136	NMC250726
SLEEPER # 13	165	137	NMC250727
SLEEPER # 14	165	138	NMC250728
SLEEPER # 15	165	139	NMC250729
SLEEPER # 16	165	140	NMC250730
SLEEPER # 17	165	141	NMC250731
SLEEPER # 18	165	142	NMC250732
SLEEPER # 19	165	143	NMC250733
SLEEPER # 20	165	144	NMC250734
SLEEPER # 21	165	145	NMC250735
SLEEPER # 22	165	146	NMC250736
SLEEPER # 23	165	147	NMC250737
SLEEPER # 24	165	148	NMC250738
SLEEPER # 25	165	149	NMC250739
SLEEPER # 26	165	150	NMC250740
SLEEPER # 27	165	151	NMC250741
SLEEPER # 28	165	152	NMC250742
SLEEPER # 29	165	153	NMC250743
SLEEPER # 30	165	154	NMC250744

	County		BLM
Claim Name	Book	Page	Serial No.
SLEEPER # 31	165	155	NMC250745
SLEEPER # 32	165	156	NMC250746
SLEEPER # 33	165	157	NMC250747
SLEEPER # 34	165	158	NMC250748
SLEEPER # 35	165	159	NMC250749
SLEEPER # 36	165	160	NMC250750
SLEEPER # 37	165	161	NMC250751
SLEEPER # 38	165	162	NMC250752
SLEEPER # 39	165	163	NMC250753
SLEEPER # 40	165	164	NMC250754
SLEEPER # 41	165	165	NMC250755
SLEEPER # 42	165	166	NMC250756
SLEEPER # 43	165	167	NMC250757
SLEEPER # 44	165	168	NMC250758
SLEEPER # 45	165	169	NMC250759
SLEEPER # 46	165	170	NMC250760
SLEEPER # 47	165	171	NMC250761
SLEEPER # 48	165	172	NMC250762
SLEEPER # 49	165	173	NMC250763
SLEEPER # 50	165	174	NMC250764
SLEEPER # 51	165	175	NMC250765
SLEEPER # 52	165	176	NMC250766
SLEEPER # 53	165	177	NMC250767
SLEEPER # 54	165	178	NMC250768
SLEEPER # 55	165	179	NMC250769
SLEEPER # 56	165	180	NMC250770
SLEEPER # 57	165	181	NMC250771
SLEEPER # 58	165	182	NMC250772
SLEEPER # 59	165	183	NMC250773
SLEEPER # 60	165	184	NMC250774
SLEEPER # 61	165	185	NMC250775
SLEEPER # 62	165	186	NMC250776
SLEEPER # 63	165	187	NMC250777
SLEEPER # 64	165	188	NMC250778
SLEEPER # 65	165	189	NMC250779

	County		BLM
Claim Name	Book	Page	Serial No.
SLEEPER # 66	165	190	NMC250780
SLEEPER # 67	165	191	NMC250781
SLEEPER # 68	165	192	NMC250782
SLEEPER # 69	165	193	NMC250783
SLEEPER # 70	165	194	NMC250784
SLEEPER # 71	165	195	NMC250785
SLEEPER # 72	165	196	NMC250786
SLEEPER # 73	165	197	NMC250787
SLEEPER # 74	165	198	NMC250788
SLEEPER # 75	165	199	NMC250789
SLEEPER # 76	165	200	NMC250790
SLEEPER # 77	165	201	NMC250791
SLEEPER # 78	165	202	NMC250792
SLEEPER # 79	165	203	NMC250793
SLEEPER # 80	165	204	NMC250794
SLEEPER # 81	165	205	NMC250795
SLEEPER # 82	165	206	NMC250796
SLEEPER # 83	165	207	NMC250797
SLEEPER # 84	165	208	NMC250798
SLEEPER # 85	165	209	NMC250799
SLEEPER # 86	165	210	NMC250800
SLEEPER # 87	165	211	NMC250801
NA # 1	165	214	NMC250802
NA # 2	165	215	NMC250803
NA # 3	165	216	NMC250804
NA # 4	165	217	NMC250805
NA # 5	165	218	NMC250806
NA # 6	165	219	NMC250807
NA # 7	165	220	NMC250808
NA # 8	165	221	NMC250809
NA # 9	165	222	NMC250810
NA # 10	165	223	NMC250811
NA # 11	165	224	NMC250812
NA # 12	165	225	NMC250813
NA # 13	165	226	NMC250814

	County		BLM
Claim Name	Book	Page	Serial No.
NA # 14	165	227	NMC250815
NA # 15	165	228	NMC250816
NA # 16	165	229	NMC250817
NA # 17	165	230	NMC250818
NA # 18	165	231	NMC250819
NA # 19	165	232	NMC250820
NA # 20	165	233	NMC250821
NA # 21	165	234	NMC250822
NA # 22	165	235	NMC250823
NA # 23	165	236	NMC250824
NA # 24	165	237	NMC250825
NA # 25	165	238	NMC250826
NA # 26	165	239	NMC250827
NA # 27	165	240	NMC250828
NA # 28	165	241	NMC250829
NA # 37	165	250	NMC250838
NA # 38	165	251	NMC250839
NA # 39	165	252	NMC250840
NA # 40	165	253	NMC250841
NA # 41	165	254	NMC250842
NA # 42	165	255	NMC250843
NA # 43	165	256	NMC250844
NA # 44	165	257	NMC250845
NA # 45	165	258	NMC250846
NA # 46	165	259	NMC250847
NA # 47	165	260	NMC250848
NA # 48	165	261	NMC250849
NA # 49	165	262	NMC250850
NA # 50	165	263	NMC250851
NA # 51	165	264	NMC250852
NA # 52	165	265	NMC250853
NA # 53	165	266	NMC250854
NA # 54	165	267	NMC250855
NA # 55	165	268	NMC250856
NA # 56	165	269	NMC250857

	County		BLM
Claim Name	Book	Page	Serial No.
NA # 57	165	270	NMC250858
NA # 58	165	271	NMC250859
NA # 59	165	272	NMC250860
NA # 60	165	273	NMC250861
NA # 61	165	274	NMC250862
NA # 62	165	275	NMC250863
DRYLAKE # 4	165	436	NMC251345 (160 acres)
DRYLAKE # 15	165	437	NMC251346 (160 acres)
DRYLAKE # 17	165	438	NMC251347 (160 acres)
DRYLAKE # 18	165	439	NMC251348 (160 acres)
DRYLAKE # 20	165	441	NMC251350 (160 acres)
DRYLAKE # 21	165	442	NMC251351 (160 acres)
DRYLAKE # 25	165	443	NMC251352 (160 acres)
DRYLAKE # 28	165	444	NMC251353 (80 acres)
DRYLAKE # 40	166	235	NMC251354 (160 acres)
NA # 63	172	144	NMC262286
NA # 64	172	145	NMC262287
NA # 65	172	146	NMC262288
NA # 66	172	147	NMC262289
NA # 67	172	148	NMC262290
NA # 68	172	149	NMC262291
NA # 69	172	150	NMC262292
NA # 70	172	151	NMC262293
NA # 71	172	152	NMC262294
NA # 72	172	153	NMC262295
NA # 73	172	154	NMC262296
NA # 74	172	155	NMC262297
NA # 75	172	156	NMC262298
NA # 76	172	157	NMC262299

	County		BLM
Claim Name	Book	Page	Serial No.
NA # 77	172	158	NMC262300
NA # 78	172	159	NMC262301
NA # 79	172	160	NMC262302
NA # 80	172	161	NMC262303
NA # 81	172	162	NMC262304
NA # 82	172	163	NMC262305
NA # 83	172	164	NMC262306
NA # 84	172	165	NMC262307
NA # 85	172	166	NMC262308
NA # 86	172	167	NMC262309
NA # 87	172	168	NMC262310
NA # 88	172	169	NMC262311
NA # 89	172	170	NMC262312
NA # 90	172	171	NMC262313
NA # 91	172	172	NMC262314
NA # 92	172	173	NMC262315
NA # 93	172	174	NMC262316
NA # 94	172	175	NMC262317
NA # 95	192	120	NMC321784
NA # 96	192	121	NMC321785
NA # 97	192	122	NMC321786
NA # 98	192	123	NMC321787
NA # 99	192	124	NMC321788
NA #100	192	125	NMC321789
NA #101	192	126	NMC321790
NA #102	192	127	NMC321791
NA #103	192	128	NMC321792
NA #104	192	129	NMC321793
NA #105	192	130	NMC321794
NA #106	192	131	NMC321795
NA #107	192	132	NMC321796
NA #108	192	133	NMC321797
NA #109	192	134	NMC321798
NA #110	192	135	NMC321799
NA #111	192	136	NMC321800

	County		BLM
Claim Name	Book	Page	Serial No.
NA #112	192	137	NMC321801
NA #113	192	138	NMC321802
NA #115	192	139	NMC321803
NA #116	192	140	NMC321804
NA #117	192	141	NMC321805
NA #118	192	142	NMC321806
NA #119	192	143	NMC321807
NA #120	192	144	NMC321808
NA #121	192	145	NMC321809
NA #122	192	146	NMC321810
NA #123	192	147	NMC321811
NA #124	192	148	NMC321812
NA #125	192	149	NMC321813
NA #126	192	150	NMC321814
NA #127	192	151	NMC321815
NA #128	192	152	NMC321816
NA #129	192	153	NMC321817
NA #130	192	154	NMC321818
NA #131	192	155	NMC321819
NA #132	192	156	NMC321820
NA #133	192	157	NMC321821
NA #134	192	158	NMC321822
NA #135	192	159	NMC321823
NA #136	192	160	NMC321824
NA #137	192	161	NMC321825
NA #138	192	162	NMC321826
NA #139	192	163	NMC321827
NA #140	192	164	NMC321828
NA #141	192	165	NMC321829
NA #142	192	166	NMC321830
NA #143	192	167	NMC321831
NA #144	192	168	NMC321832
NA #145	192	169	NMC321833
NA #146	192	170	NMC321834
NA #147	192	171	NMC321835

	County		BLM
Claim Name	Book	Page	Serial No.
NA #148	192	172	NMC321836
NA #149	192	173	NMC321837
NA #150	192	174	NMC321838
NA #151	192	175	NMC321839
NA #152	192	176	NMC321840
NA #153	192	177	NMC321841
NA #154	192	178	NMC321842
NA #155	192	252	NMC321843
NA #156	192	179	NMC321844
NA #157	192	180	NMC321845
NA #158	192	181	NMC321846
NA #159	192	182	NMC321847
NA #159A	192	183	NMC321848
NA #165	192	189	NMC321854
NA #166	192	190	NMC321855
NA #167	192	191	NMC321856
NA #168	192	192	NMC321857
NA #169	192	193	NMC321858
NA #170	192	194	NMC321859
NA #171	192	195	NMC321860
NA #172	192	196	NMC321861
NA #173	192	197	NMC321862
NA #174	192	198	NMC321863
NA #175	192	199	NMC321864
NA #182	192	206	NMC321871
NA #183	192	207	NMC321872
NA #184	192	208	NMC321873
NA #185	192	209	NMC321874
NA #186	192	210	NMC321875
NA #187	192	211	NMC321876
NA #188	192	212	NMC321877
NA #189	192	213	NMC321878
NA #190	192	214	NMC321879
NA #191	192	215	NMC321880
NA #192	192	216	NMC321881

	County		BLM
Claim Name	Book	Page	Serial No.
NA #193	192	217	NMC321882
NA #194	192	218	NMC321883
NA #195	192	219	NMC321884
NA #196	192	220	NMC321885
NA #197	192	221	NMC321886
NA #198	192	222	NMC321887
NA #199	192	223	NMC321888
NA #206	192	230	NMC321895
NA #207	192	231	NMC321896
NA #208	192	232	NMC321897
NA #209	192	233	NMC321898
NA #210	192	234	NMC321899
NA #211	192	235	NMC321900
NA #212	192	236	NMC321901
NA #213	192	237	NMC321902
NA #214	192	238	NMC321903
NA #215	192	239	NMC321904
NA #216	192	240	NMC321905
NA #217	192	241	NMC321906
NA #218	192	242	NMC321907
NA #219	192	243	NMC321908
NA #220	192	244	NMC321909
NA #221	192	245	NMC321910
NA #222	192	246	NMC321911
NA #223	192	247	NMC321912
NA #226	192	250	NMC321915
NA #227	192	251	NMC321916
SLEEPER # 88	192	389	NMC322017
SLEEPER # 89	192	390	NMC322018
SLEEPER # 90	192	391	NMC322019
SLEEPER # 91	192	392	NMC322020
SLEEPER # 92	192	393	NMC322021
SLEEPER # 93	192	394	NMC322022
SLEEPER # 94	192	395	NMC322023
SLEEPER # 95	192	396	NMC322024

	County		BLM
Claim Name	Book	Page	Serial No.
SLEEPER # 96	192	397	NMC322025
SLEEPER # 97	192	398	NMC322026
SLEEPER # 98	192	399	NMC322027
SLEEPER # 99	192	400	NMC322028
SLEEPER #100	192	401	NMC322029
SLEEPER #101	192	402	NMC322030
SLEEPER #102	192	403	NMC322031
SLEEPER #103	192	404	NMC322032
SLEEPER #104	192	405	NMC322033
SLEEPER #105	192	406	NMC322034
SLEEPER #106	192	407	NMC322035
SLEEPER #107	192	408	NMC322036
SLEEPER #108	192	409	NMC322037
SLEEPER #109	192	410	NMC322038
SLEEPER #110	192	411	NMC322039
SLEEPER #111	192	412	NMC322040
SLEEPER #112	192	413	NMC322041
SLEEPER #113	192	414	NMC322042
SLEEPER #114	192	415	NMC322043
SLEEPER #115	192	416	NMC322044
SLEEPER #116	192	417	NMC322045
SLEEPER #117	192	418	NMC322046
SLEEPER #118	192	419	NMC322047
SLEEPER #119	192	420	NMC322048
SLEEPER #120	192	421	NMC322049
SLEEPER #121	192	422	NMC322050
SLEEPER #122	192	423	NMC322051
SLEEPER #123	192	424	NMC322052
SLEEPER #124	192	425	NMC322053
SLEEPER #125	192	426	NMC322054
SLEEPER #126	192	427	NMC322055
SLEEPER #127	192	428	NMC322056
SLEEPER #128	192	429	NMC322057
SLEEPER #129	192	430	NMC322058
SLEEPER #130	192	431	NMC322059

	County		BLM
Claim Name	Book	Page	Serial No.
SLEEPER #131	192	432	NMC322060
SLEEPER #132	192	433	NMC322061
SLEEPER #133	192	434	NMC322062
SLEEPER #134	192	435	NMC322063
SLEEPER #135	192	436	NMC322064
SLEEPER #136	192	437	NMC322065
SLEEPER #137	192	438	NMC322066
SLEEPER #138	192	439	NMC322067
SLEEPER #139	192	440	NMC322068
SLEEPER #140	192	441	NMC322069
SLEEPER #141	192	442	NMC322070
SLEEPER #142	192	443	NMC322071
SLEEPER #143	192	444	NMC322072
SLEEPER #144	192	445	NMC322073
SLEEPER #145	192	446	NMC322074
SLEEPER #146	192	447	NMC322075
SLEEPER #147	192	448	NMC322076
SLEEPER #148	192	449	NMC322077
SLEEPER #149	192	450	NMC322078
SLEEPER #150	192	451	NMC322079
SLEEPER #151	192	452	NMC322080
SLEEPER #152	192	453	NMC322081
SLEEPER #153	192	454	NMC322082
SLEEPER #154	192	455	NMC322083
SLEEPER #155	192	456	NMC322084
SLEEPER #156	192	457	NMC322085
SLEEPER #157	192	458	NMC322086
SLEEPER #158	192	459	NMC322087
SLEEPER #159	192	460	NMC322088
SLEEPER #160	192	461	NMC322089
SLEEPER #161	192	462	NMC322090
SLEEPER #162	192	463	NMC322091
SLEEPER #163	192	464	NMC322092
SLEEPER #164	192	465	NMC322093
SLEEPER #165	192	466	NMC322094

	County		BLM
Claim Name	Book	Page	Serial No.
SLEEPER #166	192	467	NMC322095
SLEEPER #167	192	468	NMC322096
SLEEPER #168	192	469	NMC322097
SLEEPER #169	192	470	NMC322098
SLEEPER #170	192	471	NMC322099
SLEEPER #171	192	472	NMC322100
SLEEPER #172	192	473	NMC322101
SLEEPER #173	192	474	NMC322102
SLEEPER #174	192	475	NMC322103
SLEEPER #175	192	476	NMC322104
SLEEPER #176	192	477	NMC322105
SLEEPER #177	192	478	NMC322106
SLEEPER #178	192	479	NMC322107
SLEEPER #179	192	480	NMC322108
SLEEPER #180	192	481	NMC322109
SLEEPER #181	192	482	NMC322110
SLEEPER #182	192	483	NMC322111
SLEEPER #183	192	484	NMC322112
SLEEPER #184	192	485	NMC322113
SLEEPER #185	192	486	NMC322114
SLEEPER #186	192	487	NMC322115
SLEEPER #187	192	488	NMC322116
SLEEPER #188	192	489	NMC322117
SLEEPER #189	192	490	NMC322118
SLEEPER #190	192	491	NMC322119
SLEEPER #191	192	492	NMC322120
SLEEPER #192	192	493	NMC322121
SLEEPER #193	192	494	NMC322122
SLEEPER #194	192	495	NMC322123
SLEEPER #195	192	496	NMC322124
SLEEPER #196	192	497	NMC322125
SLEEPER #197	192	498	NMC322126
SLEEPER #198	192	499	NMC322127
SLEEPER #199	192	500	NMC322128
SLEEPER #200	192	501	NMC322129

	County		BLM
Claim Name	Book	Page	Serial No.
SLEEPER #201	192	502	NMC322130
SLEEPER #202	192	503	NMC322131
SLEEPER #203	192	504	NMC322132
SLEEPER #204	192	505	NMC322133
SLEEPER #205	192	506	NMC322134
SLEEPER #206	192	507	NMC322135
SLEEPER #207	192	508	NMC322136
SLEEPER #208	192	509	NMC322137
SLEEPER #209	192	510	NMC322138
SLEEPER #210	192	511	NMC322139
SLEEPER #312	230	78	NMC405562
SLEEPER #317	230	83	NMC405567
SLEEPER #318	230	84	NMC405568
SLEEPER #319	230	85	NMC405569
SLEEPER #320	230	86	NMC405570
SLEEPER #321	230	87	NMC405571
SLEEPER #326	230	92	NMC405576
SLEEPER #327	230	93	NMC405577
SLEEPER #328	230	94	NMC405578
SLEEPER #329	230	95	NMC405579
SLEEPER #330	230	96	NMC405580
SLEEPER #335	230	101	NMC405585
SLEEPER #336	230	102	NMC405586
SLEEPER #337	230	103	NMC405587
SLEEPER #338	230	104	NMC405588
SLEEPER #339	230	105	NMC405589
SLEEPER #343	230	109	NMC405593
SLEEPER #344	230	110	NMC405594
SLEEPER #345	230	111	NMC405595
SLEEPER #346	230	112	NMC405596
SLEEPER #347	230	113	NMC405597
SLEEPER #348	230	114	NMC405598
SLEEPER #349	230	115	NMC405599
SLEEPER #350	230	116	NMC405600
SLEEPER #351	230	117	NMC405601

	County		BLM
Claim Name	Book	Page	Serial No.
SLEEPER #352	230	118	NMC405602
SLEEPER #353	230	119	NMC405603
SLEEPER #354	230	120	NMC405604
SLEEPER #355	230	1	NMC405605
SLEEPER #356	230	2	NMC405606
SLEEPER #357	230	3	NMC405607
SLEEPER #358	230	4	NMC405608
SLEEPER #359	230	5	NMC405609
SLEEPER #360	230	6	NMC405610
SLEEPER #361	230	7	NMC405611
SLEEPER #362	230	8	NMC405612
SLEEPER #363	230	9	NMC405613
SLEEPER #364	230	10	NMC405614
SLEEPER #365	230	121	NMC405615
SLEEPER #366	230	122	NMC405616
SLEEPER #367	230	123	NMC405617
SLEEPER #368	230	124	NMC405618
SLEEPER #369	230	125	NMC405619
SLEEPER #370	230	126	NMC405620
SLEEPER #371	230	127	NMC405621
SLEEPER #372	230	128	NMC405622
SLEEPER #373	230	129	NMC405623
SLEEPER #374	230	130	NMC405624
SLEEPER #375	230	131	NMC405625
SLEEPER #376	230	132	NMC405626
LAM 90	1997	1816	NMC764009
LAM 91	1997	1817	NMC764010
LAM 92	1997	1818	NMC764011
LAM 93	1997	1819	NMC764012
LAM 94	1997	1820	NMC764013
LAM 95	1997	1821	NMC764014
LAM 96	1997	1822	NMC764015
LAM 97	1997	1823	NMC764016
LAM 98	1997	1824	NMC764017
LAM 99	1997	1825	NMC764018

	County		BLM
Claim Name	Book	Page	Serial No.
LAM 100	1997	1826	NMC764019
LAM 102	1997	1828	NMC764021
LAM 104	1997	1830	NMC764023
LAM 106	1997	1832	NMC764025
LAM 108	1997	1834	NMC764027
LAM 110	1997	1836	NMC764029
LAM 112	1997	1838	NMC764031
LAM 114	1997	1840	NMC764033
LAM 116	1997	1842	NMC764035
LAM 118	1997	1844	NMC764037
LAM 120	1997	1846	NMC764039
LAM 122	1997	1848	NMC764041
LAM 124	1997	1850	NMC764043
LAM 126	1997	1852	NMC764045
LAM 128	1997	1854	NMC764047
LAM 130	1997	1856	NMC764049
LAM 132	1997	1858	NMC764051
LAM 134	1997	1860	NMC764053
LAM 136	1997	1862	NMC764055
LAM 138	1997	1864	NMC764057
LAM 140	1997	1866	NMC764059
LAM 142	1997	1868	NMC764061
LAM 144	1997	1870	NMC764063
LAM 146	1997	1872	NMC764065
LAM 148	1997	1874	NMC764067
LAM 150	1997	1876	NMC764069
LAM 152	1997	1878	NMC764071
LAM 153	1997	1879	NMC764072
LAM 154	1997	1880	NMC764073
LAM 155	1997	1881	NMC764074
LAM 156	1997	1882	NMC764075
LAM 157	1997	1883	NMC764076
LAM 158	1997	1884	NMC764077
LAM 159	1997	1885	NMC764078
LAM 160	1997	1886	NMC764079

	County		BLM
Claim Name	Book	Page	Serial No.
LAM 161	1997	1887	NMC764080
LAM 162	1997	1888	NMC764081
LAM 163	1997	1889	NMC764082
LAM 164	1997	1890	NMC764083
LAM 165	1997	1891	NMC764084
LAM 166	1997	1892	NMC764085
LAM 167	1997	1893	NMC764086
LAM 168	1997	1894	NMC764087
LAM 169	1997	1895	NMC764088
LAM 170	1997	1896	NMC764089
LAM 171	1997	1897	NMC764090
LAM 172	1997	1898	NMC764091
LAM 173 (Amended)	1997 (2003)	1899 (2216)	NMC764092
LAM 174 (Amended)	1997 (2003)	1900 (2217)	NMC764093
LAM 175 (Amended)	1997 (2003)	1901 (2218)	NMC764094
LAM 176 (Amended)	1997 (2003)	1902 (2219)	NMC764095
LAM 177 (Amended)	1997 (2003)	1903 (2220)	NMC764096
LAM 178	1997	5161	NMC771946
LAM 180	1997	5162	NMC771947
LAM 181	1997	5163	NMC771948
LAM 182	1997	5164	NMC771949
LAM 183	1997	5165	NMC771950
LAM 184	1997	5166	NMC771951
LAM 185	1997	5167	NMC771952
LAM 186	1997	5168	NMC771953
LAM 187	1997	5169	NMC771954
LAM 188	1997	5170	NMC771955
LAM 189	1997	5171	NMC771956
LAM 191	1997	5173	NMC771958
LAM 192	1997	5174	NMC771959
LAM 193	1997	5175	NMC771960

	County		BLM
Claim Name	Book	Page	Serial No.
LAM 194	1997	5176	NMC771961
LAM 195	1997	5177	NMC771962
LAM 196	1997	5178	NMC771963
LAM 197	1997	5179	NMC771964
LAM 198	1997	5180	NMC771965
LAM 199	1997	5181	NMC771966
LAM 200	1997	5182	NMC771967
LAM 201	1997	5183	NMC771968
LAM 202	1997	5184	NMC771969
LAM 203	1997	5185	NMC771970
PDSLP 104	1997	8372	NMC778341
PDSLP 106	1997	8373	NMC778342
PDSLP 108	1997	8374	NMC778343
PDSLP 110	1997	8375	NMC778344
PDSLP 112	1997	8377	NMC778346
PDSLP 114	1997	8379	NMC778348
PDSLP 116	1997	8381	NMC778350
PDSLP 118	1997	8383	NMC778352
PDSLP 120	1997	8385	NMC778354
PDSLP 122	1997	8387	NMC778356
PDSLP 124	1997	8389	NMC778358
PDSLP 126	1997	8391	NMC778360
PDSLP 128	1997	8393	NMC778362
PDSLP 130	1997	8395	NMC778364
PDSLP 132	1997	8397	NMC778366
PDSLP 134	1997	8399	NMC778368
PDSLP 136	1997	8401	NMC778370
PDSLP 138	1997	8403	NMC778372
PDSLP 140	1997	8405	NMC778374
PDSLP 142	1997	8407	NMC778376
PDSLP 144	1997	8409	NMC778378
PDSLP 146	1997	8411	NMC778380
PDSLP 148	1997	8413	NMC778382
PDSLP 177	1997	8414	NMC778383
PDSLP 178	1997	8415	NMC778384

	County		BLM
Claim Name	Book	Page	Serial No.
PDSLP 179	1997	8416	NMC778385
PDSLP 180	1997	8417	NMC778386
PDSLP 181	1997	8418	NMC778387
PDSLP 182	1997	8419	NMC778388
PDSLP 183	1997	8420	NMC778389
PDSLP 184	1997	8421	NMC778390
PDSLP 185	1997	8422	NMC778391
PDSLP 186	1997	8423	NMC778392
PDSLP 187	1997	8424	NMC778393
PDSLP 188	1997	8425	NMC778394
PDSLP 189	1997	8426	NMC778395
PDSLP 190	1997	8427	NMC778396
PDSLP 191	1997	8428	NMC778397
PDSLP 192	1997	8429	NMC778398
PDSLP 193	1997	8430	NMC778399
PDSLP 194	1997	8431	NMC778400
PDSLP 195	1997	8432	NMC778401
PDSLP 196	1997	8433	NMC778402
PDSLP 197	1997	8434	NMC778403
PDSLP 198	1997	8435	NMC778404
PDSLP 199	1997	8436	NMC778405
PDSLP 200	1997	8437	NMC778406
PDSLP 201	1997	8438	NMC778407
PDSLP 202	1997	8439	NMC778408
PDSLP 203	1997	8440	NMC778409
PDSLP 204	1997	8441	NMC778410
PDSLP 230	1997	8446	NMC778415
PDSLP 231	1997	8447	NMC778416
PDSLP 232	1997	8448	NMC778417
PDSLP 233	1997	8449	NMC778418
PDSLP 234	1997	8450	NMC778419
PDSLP 235	1997	8451	NMC778420
PDSLP 236	1997	8452	NMC778421
PDSLP 237	1997	8453	NMC778422
PDSLP 238	1997	8454	NMC778423

	County		BLM
Claim Name	Book	Page	Serial No.
PDSLP 239	1997	8455	NMC778424
PDSLP 240	1997	8456	NMC778425
PDSLP 241	1997	8457	NMC778426
PDSLP 242	1997	8458	NMC778427
PDSLP 243	1997	8459	NMC778428
PDSLP 244	1997	8460	NMC778429
PDSLP 245	1997	8461	NMC778430
PDSLP 246	1997	8462	NMC778431
PDSLP 247	1997	8463	NMC778432
PDSLP 248	1997	8464	NMC778433
PDSLP 249	1997	8465	NMC778434
PDSLP 250	1997	8466	NMC778435
PDSLP 251	1997	8467	NMC778436
PDSLP 252	1997	8468	NMC778437
PDSLP 253	1997	8469	NMC778438
PDSLP 254	1997	8470	NMC778439
PDSLP 279	1997	8479	NMC778448
PDSLP 280	1997	8480	NMC778449
PDSLP 281	1997	8481	NMC778450
PDSLP 282	1997	8482	NMC778451
PDSLP 283	1997	8483	NMC778452
PDSLP 284	1997	8484	NMC778453
PDSLP 285	1997	8485	NMC778454
PDSLP 286	1997	8486	NMC778455
PDSLP 287	1997	8487	NMC778456
PDSLP 288	1997	8488	NMC778457
PDSLP 289	1997	8489	NMC778458
PDSLP 290	1997	8490	NMC778459
PDSLP 291	1997	8491	NMC778460
PDSLP 292	1997	8492	NMC778461
PDSLP 293	1997	8493	NMC778462
PDSLP 294	1997	8494	NMC778463
PDSLP 295	1997	8495	NMC778464
PDSLP 296	1997	8496	NMC778465
PDSLP 297	1997	8497	NMC778466

	County		BLM
Claim Name	Book	Page	Serial No.
PDSLP 298	1997	8498	NMC778467
PDSLP 299	1997	8499	NMC778468
PDSLP 300	1997	8500	NMC778469
PDSLP 325	1997	8509	NMC778478
PDSLP 326	1997	8510	NMC778479
PDSLP 327	1997	8511	NMC778480
PDSLP 328	1997	8512	NMC778481
PDSLP 329	1997	8513	NMC778482
PDSLP 330	1997	8514	NMC778483
PDSLP 331	1997	8515	NMC778484
PDSLP 332	1997	8516	NMC778485
PDSLP 333	1997	8517	NMC778486
PDSLP 334	1997	8518	NMC778487
PDSLP 335	1997	8519	NMC778488
PDSLP 336	1997	8520	NMC778489
PDSLP 337	1997	8521	NMC778490
PDSLP 338	1997	8522	NMC778491
PDSLP 339	1997	8523	NMC778492
PDSLP 340	1997	8524	NMC778493
PDSLP 341	1997	8525	NMC778494
PDSLP 342	1997	8526	NMC778495
PDSLP 343	1997	8527	NMC778496
PDSLP 344	1997	8528	NMC778497
PDSLP 369	1997	8537	NMC778506
PDSLP 370	1997	8538	NMC778507
PDSLP 371	1997	8539	NMC778508
PDSLP 372	1997	8540	NMC778509
PDSLP 373	1997	8541	NMC778510
PDSLP 374	1997	8542	NMC778511
PDSLP 375	1997	8543	NMC778512
PDSLP 376	1997	8544	NMC778513
PDSLP 377	1997	8545	NMC778514
PDSLP 378	1997	8546	NMC778515
PDSLP 379	1997	8547	NMC778516
PDSLP 380	1997	8548	NMC778517

	County		BLM
Claim Name	Book	Page	Serial No.
PDSLP 381	1997	8549	NMC778518
PDSLP 382	1997	8550	NMC778519
PDSLP 383	1997	8551	NMC778520
PDSLP 384	1997	8552	NMC778521
PDSLP 409	1997	8561	NMC778530
PDSLP 410	1997	8562	NMC778531
PDSLP 411	1997	8563	NMC778532
PDSLP 412	1997	8564	NMC778533
PDSLP 413	1997	8565	NMC778534
PDSLP 414	1997	8566	NMC778535
PDSLP 415	1997	8567	NMC778536
PDSLP 416	1997	8568	NMC778537
PDSLP 417	1997	8569	NMC778538
PDSLP 418	1997	8570	NMC778539
PDSLP 419	1997	8571	NMC778540
PDSLP 420	1997	8572	NMC778541
PDSLP 421	1997	8573	NMC778542
PDSLP 422	1997	8574	NMC778543
PDSLP 439	1997	8583	NMC778552
PDSLP 440	1997	8584	NMC778553
PDSLP 441	1997	8585	NMC778554
PDSLP 442	1997	8586	NMC778555
PDSLP 443	1997	8587	NMC778556
PDSLP 444	1997	8588	NMC778557
PDSLP 445	1997	8589	NMC778558
PDSLP 446	1997	8590	NMC778559
PDSLP 447	1997	8591	NMC778560
PDSLP 448	1997	8592	NMC778561
PDSLP 449	1997	8593	NMC778562
PDSLP 450	1997	8594	NMC778563
PDSLP 451	1997	8595	NMC778564
PDSLP 452	1997	8596	NMC778565
LAM #206	1998	138	NMC785737
LAM #207	1998	139	NMC785738
LAM #208	1998	140	NMC785739

	County		BLM
Claim Name	Book	Page	Serial No.
LAM #209	1998	141	NMC785740
LAM #210	1998	142	NMC785741
SK 1	1998	2061	NMC789774
SK 2	1998	2062	NMC789775
SK 3	1998	2063	NMC789776
SK 4	1998	2064	NMC789777
SK 5	1998	2065	NMC789778
SK 6	1998	2066	NMC789779
SK 7	1998	2067	NMC789780
SK 8	1998	2068	NMC789781
SK 9	1998	2069	NMC789782
SK 14	1998	2070	NMC789783
SK 15	1998	2071	NMC789784
SK 16	1998	2072	NMC789785
SK 17	1998	2073	NMC789786
SK 18	1998	2074	NMC789787
SK 19	1998	2075	NMC789788
SK 21	1998	2077	NMC789790
SK 23	1998	2079	NMC789792
SK 25	1998	2081	NMC789794
SK 27	1998	2083	NMC789796
AW 1	2003	4920	NMC850604
AW 2	2003	4921	NMC850605
AW 3	2003	4922	NMC850606
AW 4	2003	4923	NMC850607
AW 5	2003	4924	NMC850608
AW 6	2003	4925	NMC850609
AW 7	2003	4926	NMC850610
AW 8	2003	4927	NMC850611
AW 9	2003	4928	NMC850612
AW 10	2003	4929	NMC850613
AW 11	2003	4930	NMC850614
AW 12	2003	4931	NMC850615
AW 13	2003	4932	NMC850616
AW 14	2003	4933	NMC850617

	County		BLM
Claim Name	Book	Page	Serial No.
AW 15	2003	4934	NMC850618
AW 16	2003	4935	NMC850619
AW 17	2003	4936	NMC850620
AW 18	2003	4937	NMC850621
AW 19	2003	4938	NMC850622
AW 20	2003	4939	NMC850623
AW 21	2003	4940	NMC850624
AW 22	2003	4941	NMC850625
AW 23	2003	4942	NMC850626
AW 24	2003	4943	NMC850627
AW 25	2003	4944	NMC850628
AW 26	2003	4945	NMC850629
AW 27	2003	4946	NMC850630
AW 28	2003	4947	NMC850631
AW 29	2003	4948	NMC850632
SSG 1	2005	9592	NMC909185
SSG 2	2005	9593	NMC909186
SSG 3	2005	9594	NMC909187
SSG 4	2005	9595	NMC909188
SSG 5	2005	9596	NMC909189
SSG 6	2005	9597	NMC909190
SSG 7	2005	9598	NMC909191
SSG 8	2005	9599	NMC909192
SSG 9	2005	9600	NMC909193
SSG 10	2005	9601	NMC909194
SSG 11	2005	9602	NMC909195
SSG 12	2005	9603	NMC909196
SSG 13	2005	9604	NMC909197
SSG 14	2005	9605	NMC909198
SSG 15	2005	9606	NMC909199
SSG 16	2005	9607	NMC909200
SSG 17	2005	9608	NMC909201
SSG 18	2005	9609	NMC909202
SSG 19	2005	9610	NMC909203
SSG 20	2005	9611	NMC909204

	County		BLM
Claim Name	Book	Page	Serial No.
SSG 21	2005	9612	NMC909205
SSG 22	2005	9613	NMC909206
SSG 23	2005	9614	NMC909207
SSG 24	2005	9615	NMC909208

Total of 794 unpatented mining claims.

(Mimi)

The following eight hundred and eighty-four (884) unpatented mining claims situated in Humboldt County, Nevada:

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 1	2012	299	NMC1065272
MIMI 2	2012	300	NMC1065273
MIMI 3	2012	301	NMC1065274
MIMI 4	2012	302	NMC1065275
MIMI 5	2012	303	NMC1065276
MIMI 6	2012	304	NMC1065277
MIMI 7	2012	305	NMC1065278
MIMI 8	2012	306	NMC1065279
MIMI 9	2012	307	NMC1065280
MIMI 10	2012	308	NMC1065281
MIMI 11	2012	309	NMC1065282
MIMI 12	2012	310	NMC1065283
MIMI 13	2012	311	NMC1065284
MIMI 14	2012	312	NMC1065285
MIMI 15	2012	313	NMC1065286
MIMI 16	2012	314	NMC1065287
MIMI 17	2012	315	NMC1065288
MIMI 18	2012	316	NMC1065289
MIMI 19	2012	317	NMC1065290
MIMI 20	2012	318	NMC1065291
MIMI 21	2012	319	NMC1065292
MIMI 22	2012	320	NMC1065293
MIMI 23	2012	321	NMC1065294
MIMI 24	2012	322	NMC1065295
MIMI 25	2012	323	NMC1065296
MIMI 26	2012	324	NMC1065297
MIMI 27	2012	325	NMC1065298
MIMI 28	2012	326	NMC1065299
MIMI 29	2012	327	NMC1065300
MIMI 30	2012	328	NMC1065301

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 31	2012	329	NMC1065302
MIMI 32	2012	330	NMC1065303
MIMI 33	2012	331	NMC1065304
MIMI 34	2012	332	NMC1065305
MIMI 35	2012	333	NMC1065306
MIMI 36	2012	334	NMC1065307
MIMI 37	2012	335	NMC1065308
MIMI 38	2012	336	NMC1065309
MIMI 39	2012	337	NMC1065310
MIMI 40	2012	338	NMC1065311
MIMI 41	2012	339	NMC1065312
MIMI 42	2012	340	NMC1065313
MIMI 43	2012	341	NMC1065314
MIMI 44	2012	342	NMC1065315
MIMI 45	2012	343	NMC1065316
MIMI 46	2012	344	NMC1065317
MIMI 47	2012	345	NMC1065318
MIMI 48	2012	346	NMC1065319
MIMI 49	2012	347	NMC1065320
MIMI 50	2012	348	NMC1065321
MIMI 51	2012	349	NMC1065322
MIMI 52	2012	350	NMC1065323
MIMI 53	2012	351	NMC1065324
MIMI 54	2012	352	NMC1065325
MIMI 55	2012	353	NMC1065326
MIMI 56	2012	354	NMC1065327
MIMI 57	2012	355	NMC1065328
MIMI 58	2012	356	NMC1065329
MIMI 59	2012	357	NMC1065330
MIMI 60	2012	358	NMC1065331
MIMI 61	2012	359	NMC1065332
MIMI 62	2012	360	NMC1065333
MIMI 63	2012	361	NMC1065334
MIMI 64	2012	362	NMC1065335
MIMI 65	2012	363	NMC1065336

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 66	2012	364	NMC1065337
MIMI 67	2012	365	NMC1065338
MIMI 68	2012	366	NMC1065339
MIMI 69	2012	367	NMC1065340
MIMI 70	2012	368	NMC1065341
MIMI 71	2012	369	NMC1065342
MIMI 72	2012	370	NMC1065343
MIMI 73	2012	371	NMC1065344
MIMI 74	2012	372	NMC1065345
MIMI 75	2012	373	NMC1065346
MIMI 76	2012	374	NMC1065347
MIMI 77	2012	375	NMC1065348
MIMI 78	2012	376	NMC1065349
MIMI 79	2012	377	NMC1065350
MIMI 80	2012	378	NMC1065351
MIMI 81	2012	379	NMC1065352
MIMI 82	2012	380	NMC1065353
MIMI 83	2012	381	NMC1065354
MIMI 84	2012	382	NMC1065355
MIMI 103	2012	401	NMC1065374
MIMI 104	2012	402	NMC1065375
MIMI 110	2012	408	NMC1065381
MIMI 111	2012	409	NMC1065382
MIMI 112	2012	410	NMC1065383
MIMI 113	2012	411	NMC1065384
MIMI 114	2012	412	NMC1065385
MIMI 115	2012	413	NMC1065386
MIMI 118	2012	416	NMC1065389
MIMI 119	2012	417	NMC1065390
MIMI 120	2012	418	NMC1065391
MIMI 121	2012	419	NMC1065392
MIMI 122	2012	420	NMC1065393
MIMI 123	2012	421	NMC1065394
MIMI 124	2012	422	NMC1065395
MIMI 125	2012	423	NMC1065396

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 126	2012	424	NMC1065397
MIMI 127	2012	425	NMC1065398
MIMI 128	2012	426	NMC1065399
MIMI 129	2012	427	NMC1065400
MIMI 130	2012	428	NMC1065401
MIMI 131	2012	429	NMC1065402
MIMI 132	2012	430	NMC1065403
MIMI 133	2012	431	NMC1065404
MIMI 134	2012	432	NMC1065405
MIMI 137	2012	433	NMC1065406
MIMI 138	2012	434	NMC1065407
MIMI 139	2012	435	NMC1065408
MIMI 140	2012	1475	NMC1068172
MIMI 141	2012	1476	NMC1068173
MIMI 142	2012	1477	NMC1068174
MIMI 143	2012	1478	NMC1068175
MIMI 144	2012	1479	NMC1068176
MIMI 145	2012	1480	NMC1068177
MIMI 146	2012	1481	NMC1068178
MIMI 147	2012	1482	NMC1068179
MIMI 148	2012	1483	NMC1068180
MIMI 149	2012	1484	NMC1068181
MIMI 150	2012	1485	NMC1068182
MIMI 151	2012	1486	NMC1068183
MIMI 152	2012	1487	NMC1068184
MIMI 153	2012	1488	NMC1068185
MIMI 154	2012	1489	NMC1068186
MIMI 155	2012	1490	NMC1068187
MIMI 156	2012	1491	NMC1068188
MIMI 157	2012	1492	NMC1068189
MIMI 158	2012	1493	NMC1068190
MIMI 159	2012	1494	NMC1068191
MIMI 160	2012	1495	NMC1068192
MIMI 161	2012	1496	NMC1068193
MIMI 162	2012	1497	NMC1068194

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 163	2012	1498	NMC1068195
MIMI 164	2012	1499	NMC1068196
MIMI 165	2012	1500	NMC1068197
MIMI 166	2012	1501	NMC1068198
MIMI 167	2012	1502	NMC1068199
MIMI 168	2012	1503	NMC1068200
MIMI 169	2012	1504	NMC1068201
MIMI 170	2012	1505	NMC1068202
MIMI 171	2012	1506	NMC1068203
MIMI 172	2012	1507	NMC1068204
MIMI 173	2012	1508	NMC1068205
MIMI 174	2012	1509	NMC1068206
MIMI 175	2012	1510	NMC1068207
MIMI 176	2012	1511	NMC1068208
MIMI 177	2012	1512	NMC1068209
MIMI 194	2012	1529	NMC1068226
MIMI 195	2012	1530	NMC1068227
MIMI 196	2012	1531	NMC1068228
MIMI 197	2012	1532	NMC1068229
MIMI 198	2012	1533	NMC1068230
MIMI 199	2012	1534	NMC1068231
MIMI 200	2012	1535	NMC1068232
MIMI 201	2012	1536	NMC1068233
MIMI 202	2012	1537	NMC1068234
MIMI 203	2012	1538	NMC1068235
MIMI 204	2012	1539	NMC1068236
MIMI 205	2012	1540	NMC1068237
MIMI 206	2012	1541	NMC1068238
MIMI 207	2012	1542	NMC1068239
MIMI 208	2012	1543	NMC1068240
MIMI 209	2012	1544	NMC1068241
MIMI 210	2012	1545	NMC1068242
MIMI 211	2012	1546	NMC1068243
MIMI 212	2012	1547	NMC1068244
MIMI 213	2012	1548	NMC1068245

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 214	2012	1549	NMC1068246
MIMI 215	2012	1550	NMC1068247
MIMI 216	2012	1551	NMC1068248
MIMI 217	2012	1552	NMC1068249
MIMI 218	2012	1553	NMC1068250
MIMI 219	2012	1554	NMC1068251
MIMI 225	2012	1560	NMC1068257
MIMI 226	2012	1561	NMC1068258
MIMI 227	2012	1562	NMC1068259
MIMI 228	2012	1563	NMC1068260
MIMI 229	2012	1564	NMC1068261
MIMI 230	2012	1565	NMC1068262
MIMI 231	2012	1566	NMC1068263
MIMI 232	2012	1567	NMC1068264
MIMI 239	2012	1574	NMC1068271
MIMI 240	2012	1575	NMC1068272
MIMI 241	2012	1576	NMC1068273
MIMI 242	2012	1577	NMC1068274
MIMI 246	2012	1581	NMC1068278
MIMI 247	2012	1582	NMC1068279
MIMI 248	2012	1583	NMC1068280
MIMI 257	2012	3074	NMC1072849
MIMI 258	2012	3075	NMC1072850
MIMI 259	2012	3076	NMC1072851
MIMI 260	2012	3077	NMC1072852
MIMI 261	2012	3078	NMC1072853
MIMI 262	2012	3079	NMC1072854
MIMI 263	2012	3080	NMC1072855
MIMI 264	2012	3081	NMC1072856
MIMI 265	2012	3082	NMC1072857
MIMI 266	2012	3083	NMC1072858
MIMI 267	2012	3084	NMC1072859
MIMI 268	2012	3085	NMC1072860
MIMI 269	2012	3086	NMC1072861
MIMI 270	2012	3087	NMC1072862

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 271	2012	3088	NMC1072863
MIMI 272	2012	3089	NMC1072864
MIMI 273	2012	3090	NMC1072865
MIMI 274	2012	3091	NMC1072866
MIMI 275	2012	3092	NMC1072867
MIMI 276	2012	3093	NMC1072868
MIMI 277	2012	3094	NMC1072869
MIMI 278	2012	3095	NMC1072870
MIMI 279	2012	3096	NMC1072871
MIMI 280	2012	3097	NMC1072872
MIMI 281	2012	3098	NMC1072873
MIMI 282	2012	3099	NMC1072874
MIMI 283	2012	3100	NMC1072875
MIMI 284	2012	3101	NMC1072876
MIMI 285	2012	3102	NMC1072877
MIMI 286	2012	3103	NMC1072878
MIMI 287	2012	3104	NMC1072879
MIMI 288	2012	3105	NMC1072880
MIMI 289	2012	3106	NMC1072881
MIMI 290	2012	3107	NMC1072882
MIMI 291	2012	3108	NMC1072883
MIMI 292	2012	3109	NMC1072884
MIMI 293	2012	3110	NMC1072885
MIMI 294	2012	3111	NMC1072886
MIMI 295	2012	3112	NMC1072887
MIMI 296	2012	3113	NMC1072888
MIMI 297	2012	3114	NMC1072889
MIMI 301	2012	3115	NMC1072890
MIMI 302	2012	3116	NMC1072891
MIMI 303	2012	3117	NMC1072892
MIMI 304	2012	3118	NMC1072893
MIMI 305	2012	3119	NMC1072894
MIMI 315	2012	3120	NMC1072895
MIMI 316	2012	3121	NMC1072896
MIMI 317	2012	3122	NMC1072897

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 318	2012	3123	NMC1072898
MIMI 319	2012	3124	NMC1072899
MIMI 320	2012	3125	NMC1072900
MIMI 321	2012	3126	NMC1072901
MIMI 322	2012	3127	NMC1072902
MIMI 323	2012	3128	NMC1072903
MIMI 324	2012	3129	NMC1072904
MIMI 325	2012	3130	NMC1072905
MIMI 326	2012	3131	NMC1072906
MIMI 327	2012	3132	NMC1072907
MIMI 328	2012	3133	NMC1072908
MIMI 329	2012	3134	NMC1072909
MIMI 330	2012	3135	NMC1072910
MIMI 331	2012	3136	NMC1072911
MIMI 332	2012	3137	NMC1072912
MIMI 333	2012	3138	NMC1072913
MIMI 334	2012	3139	NMC1072914
MIMI 335	2012	3140	NMC1072915
MIMI 336	2012	3141	NMC1072916
MIMI 337	2012	3142	NMC1072917
MIMI 338	2012	3143	NMC1072918
MIMI 339	2012	3144	NMC1072919
MIMI 340	2012	3145	NMC1072920
MIMI 341	2012	3146	NMC1072921
MIMI 342	2012	3147	NMC1072922
MIMI 343	2012	3148	NMC1072923
MIMI 344	2012	3149	NMC1072924
MIMI 345	2012	3150	NMC1072925
MIMI 346	2012	3151	NMC1072926
MIMI 347	2012	3152	NMC1072927
MIMI 348	2012	3153	NMC1072928
MIMI 349	2012	3154	NMC1072929
MIMI 350	2012	3155	NMC1072930
MIMI 351	2012	3156	NMC1072931
MIMI 352	2012	3157	NMC1072932

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 353	2012	3158	NMC1072933
MIMI 354	2012	3159	NMC1072934
MIMI 355	2012	3160	NMC1072935
MIMI 356	2012	3161	NMC1072936
MIMI 357	2012	3162	NMC1072937
MIMI 358	2012	3163	NMC1072938
MIMI 359	2012	3164	NMC1072939
MIMI 360	2012	3165	NMC1072940
MIMI 361	2012	3166	NMC1072941
MIMI 362	2012	3167	NMC1072942
MIMI 363	2012	3168	NMC1072943
MIMI 364	2012	3169	NMC1072944
MIMI 365	2012	3170	NMC1072945
MIMI 366	2012	3171	NMC1072946
MIMI 367	2012	3172	NMC1072947
MIMI 368	2012	3173	NMC1072948
MIMI 369	2012	3174	NMC1072949
MIMI 370	2012	3175	NMC1072950
MIMI 371	2012	3176	NMC1072951
MIMI 372	2012	3177	NMC1072952
MIMI 373	2012	3178	NMC1072953
MIMI 374	2012	3179	NMC1072954
MIMI 375	2012	3180	NMC1072955
MIMI 376	2012	3181	NMC1072956
MIMI 377	2012	3182	NMC1072957
MIMI 378	2012	3183	NMC1072958
MIMI 379	2012	3184	NMC1072959
MIMI 380	2012	3185	NMC1072960
MIMI 381	2012	3186	NMC1072961
MIMI 382	2012	3187	NMC1072962
MIMI 383	2012	3188	NMC1072963
MIMI 384	2012	3189	NMC1072964
MIMI 385	2012	3190	NMC1072965
MIMI 386	2012	3191	NMC1072966
MIMI 387	2012	3192	NMC1072967

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 388	2012	3193	NMC1072968
MIMI 389	2012	3194	NMC1072969
MIMI 390	2012	3195	NMC1072970
MIMI 391	2012	3196	NMC1072971
MIMI 392	2012	3197	NMC1072972
MIMI 393	2012	3198	NMC1072973
MIMI 394	2012	3199	NMC1072974
MIMI 395	2012	3200	NMC1072975
MIMI 396	2012	3201	NMC1072976
MIMI 397	2012	3202	NMC1072977
MIMI 398	2012	3203	NMC1072978
MIMI 399	2012	3204	NMC1072979
MIMI 400	2012	3205	NMC1072980
MIMI 401	2012	3206	NMC1072981
MIMI 402	2012	3207	NMC1072982
MIMI 403	2012	3208	NMC1072983
MIMI 404	2012	3209	NMC1072984
MIMI 405	2012	3210	NMC1072985
MIMI 406	2012	3211	NMC1072986
MIMI 407	2012	3212	NMC1072987
MIMI 408	2012	3213	NMC1072988
MIMI 409	2012	3214	NMC1072989
MIMI 410	2012	3215	NMC1072990
MIMI 411	2012	3216	NMC1072991
MIMI 412	2012	3217	NMC1072992
MIMI 413	2012	3218	NMC1072993
MIMI 414	2012	3219	NMC1072994
MIMI 415	2012	3220	NMC1072995
MIMI 416	2012	3221	NMC1072996
MIMI 417	2012	3222	NMC1072997
MIMI 418	2012	3223	NMC1072998
MIMI 419	2012	3224	NMC1072999
MIMI 420	2012	3225	NMC1073000
MIMI 421	2012	3226	NMC1073001
MIMI 422	2012	3227	NMC1073002

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 423	2012	3228	NMC1073003
MIMI 424	2012	3229	NMC1073004
MIMI 425	2012	3230	NMC1073005
MIMI 426	2012	3231	NMC1073006
MIMI 427	2012	3232	NMC1073007
MIMI 428	2012	3233	NMC1073008
MIMI 429	2012	3234	NMC1073009
MIMI 430	2012	3235	NMC1073010
MIMI 431 (Amended)	2012 (2012)	3236 (4704)	NMC1073011
MIMI 432	2012	3237	NMC1073012
MIMI 433	2012	3238	NMC1073013
MIMI 434	2012	3239	NMC1073014
MIMI 435	2012	3240	NMC1073015
MIMI 436	2012	3241	NMC1073016
MIMI 437	2012	3242	NMC1073017
MIMI 438	2012	3243	NMC1073018
MIMI 439	2012	3244	NMC1073019
MIMI 440	2012	3245	NMC1073020
MIMI 441	2012	3246	NMC1073021
MIMI 442	2012	3247	NMC1073022
MIMI 443	2012	3248	NMC1073023
MIMI 444	2012	3249	NMC1073024
MIMI 445	2012	3250	NMC1073025
MIMI 446	2012	3251	NMC1073026
MIMI 447	2012	3252	NMC1073027
MIMI 448	2012	3253	NMC1073028
MIMI 449	2012	3254	NMC1073029
MIMI 450	2012	3255	NMC1073030
MIMI 451	2012	3256	NMC1073031
MIMI 452	2012	3257	NMC1073032
MIMI 453	2012	3258	NMC1073033
MIMI 454	2012	3259	NMC1073034
MIMI 455	2012	3260	NMC1073035
MIMI 456	2012	3261	NMC1073036

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 457	2012	3262	NMC1073037
MIMI 458	2012	3263	NMC1073038
MIMI 459	2012	3264	NMC1073039
MIMI 460	2012	3265	NMC1073040
MIMI 461	2012	3266	NMC1073041
MIMI 462	2012	3267	NMC1073042
MIMI 463	2012	3268	NMC1073043
MIMI 464	2012	3269	NMC1073044
MIMI 465	2012	3270	NMC1073045
MIMI 466	2012	3271	NMC1073046
MIMI 467	2012	3272	NMC1073047
MIMI 468	2012	3273	NMC1073048
MIMI 469	2012	3274	NMC1073049
MIMI 470	2012	3275	NMC1073050
MIMI 471	2012	3276	NMC1073051
MIMI 472	2012	3277	NMC1073052
MIMI 473	2012	3278	NMC1073053
MIMI 474	2012	3279	NMC1073054
MIMI 475	2012	3280	NMC1073055
MIMI 476	2012	3281	NMC1073056
MIMI 477	2012	3282	NMC1073057
MIMI 478	2012	3283	NMC1073058
MIMI 479	2012	3284	NMC1073059
MIMI 480	2012	3285	NMC1073060
MIMI 481	2012	3286	NMC1073061
MIMI 482	2012	3287	NMC1073062
MIMI 483	2012	3288	NMC1073063
MIMI 484	2012	3289	NMC1073064
MIMI 485	2012	3290	NMC1073065
MIMI 486	2012	3291	NMC1073066
MIMI 487	2012	3292	NMC1073067
MIMI 488	2012	3293	NMC1073068
MIMI 489	2012	3294	NMC1073069
MIMI 490	2012	3295	NMC1073070
MIMI 491	2012	3296	NMC1073071

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 492	2012	3297	NMC1073072
MIMI 493	2012	3298	NMC1073073
MIMI 494	2012	3299	NMC1073074
MIMI 495	2012	3300	NMC1073075
MIMI 496	2012	3301	NMC1073076
MIMI 497	2012	3302	NMC1073077
MIMI 498	2012	3303	NMC1073078
MIMI 499	2012	3304	NMC1073079
MIMI 500	2012	3305	NMC1073080
MIMI 501	2012	3306	NMC1073081
MIMI 502	2012	3307	NMC1073082
MIMI 503	2012	3308	NMC1073083
MIMI 504	2012	3309	NMC1073084
MIMI 505	2012	3310	NMC1073085
MIMI 506	2012	3311	NMC1073086
MIMI 507	2012	3312	NMC1073087
MIMI 508	2012	3313	NMC1073088
MIMI 509	2012	3314	NMC1073089
MIMI 510	2012	3315	NMC1073090
MIMI 511	2012	3316	NMC1073091
MIMI 512	2012	3317	NMC1073092
MIMI 513	2012	3318	NMC1073093
MIMI 514	2012	3319	NMC1073094
MIMI 515	2012	3320	NMC1073095
MIMI 516	2012	3321	NMC1073096
MIMI 517	2012	3322	NMC1073097
MIMI 518	2012	3323	NMC1073098
MIMI 519	2012	3324	NMC1073099
MIMI 520	2012	3325	NMC1073100
MIMI 521	2012	3326	NMC1073101
MIMI 522	2012	3327	NMC1073102
MIMI 523	2012	3328	NMC1073103
MIMI 524	2012	3329	NMC1073104
MIMI 525	2012	3330	NMC1073105
MIMI 526	2012	3331	NMC1073106

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 527	2012	3332	NMC1073107
MIMI 528	2012	3333	NMC1073108
MIMI 529	2012	3334	NMC1073109
MIMI 530	2012	3335	NMC1073110
MIMI 531	2012	3336	NMC1073111
MIMI 532	2012	3337	NMC1073112
MIMI 533	2012	3338	NMC1073113
MIMI 534	2012	3339	NMC1073114
MIMI 535	2012	3340	NMC1073115
MIMI 536	2012	3341	NMC1073116
MIMI 537	2012	3342	NMC1073117
MIMI 538	2012	3343	NMC1073118
MIMI 539	2012	3344	NMC1073119
MIMI 540	2012	3345	NMC1073120
MIMI 541	2012	3346	NMC1073121
MIMI 542	2012	3347	NMC1073122
MIMI 543	2012	3348	NMC1073123
MIMI 544	2012	3349	NMC1073124
MIMI 545	2012	3350	NMC1073125
MIMI 546	2012	3351	NMC1073126
MIMI 547	2012	3352	NMC1073127
MIMI 548	2012	3353	NMC1073128
MIMI 549	2012	3354	NMC1073129
MIMI 550	2012	3355	NMC1073130
MIMI 551	2012	3356	NMC1073131
MIMI 552	2012	3357	NMC1073132
MIMI 553	2012	3358	NMC1073133
MIMI 554	2012	3359	NMC1073134
MIMI 555	2012	3360	NMC1073135
MIMI 556	2012	3361	NMC1073136
MIMI 557	2012	3362	NMC1073137
MIMI 558	2012	3363	NMC1073138
MIMI 559	2012	3364	NMC1073139
MIMI 560	2012	3365	NMC1073140
MIMI 561	2012	3366	NMC1073141

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 562	2012	3367	NMC1073142
MIMI 563	2012	3368	NMC1073143
MIMI 564	2012	3369	NMC1073144
MIMI 565	2012	3370	NMC1073145
MIMI 566	2012	3371	NMC1073146
MIMI 567	2012	3372	NMC1073147
MIMI 568	2012	3373	NMC1073148
MIMI 569	2012	3374	NMC1073149
MIMI 570	2012	3375	NMC1073150
MIMI 571	2012	3376	NMC1073151
MIMI 572	2012	3377	NMC1073152
MIMI 573	2012	3378	NMC1073153
MIMI 574	2012	3379	NMC1073154
MIMI 575	2012	3380	NMC1073155
MIMI 576	2012	3381	NMC1073156
MIMI 577	2012	3382	NMC1073157
MIMI 578	2012	3383	NMC1073158
MIMI 579	2012	3384	NMC1073159
MIMI 580	2012	3385	NMC1073160
MIMI 581	2012	3386	NMC1073161
MIMI 582	2012	3387	NMC1073162
MIMI 583	2012	3388	NMC1073163
MIMI 584	2012	3389	NMC1073164
MIMI 585	2012	3390	NMC1073165
MIMI 586	2012	3391	NMC1073166
MIMI 587	2012	3392	NMC1073167
MIMI 588	2012	3393	NMC1073168
MIMI 589	2012	3394	NMC1073169
MIMI 590	2012	3395	NMC1073170
MIMI 591	2012	3396	NMC1073171
MIMI 592	2012	3397	NMC1073172
MIMI 593	2012	3398	NMC1073173
MIMI 594	2012	3399	NMC1073174
MIMI 595	2012	3400	NMC1073175
MIMI 596	2012	3401	NMC1073176

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 597	2012	3402	NMC1073177
MIMI 598	2012	3403	NMC1073178
MIMI 599	2012	3404	NMC1073179
MIMI 600	2012	3405	NMC1073180
MIMI 601	2012	3406	NMC1073181
MIMI 602	2012	3407	NMC1073182
MIMI 603	2012	3408	NMC1073183
MIMI 604	2012	3409	NMC1073184
MIMI 605	2012	3410	NMC1073185
MIMI 606	2012	3411	NMC1073186
MIMI 607	2012	3412	NMC1073187
MIMI 608	2012	3413	NMC1073188
MIMI 609	2012	3414	NMC1073189
MIMI 610	2012	3415	NMC1073190
MIMI 611	2012	3416	NMC1073191
MIMI 612	2012	3417	NMC1073192
MIMI 613	2012	3418	NMC1073193
MIMI 614	2012	3419	NMC1073194
MIMI 615	2012	3420	NMC1073195
MIMI 616	2012	3421	NMC1073196
MIMI 617	2012	3422	NMC1073197
MIMI 618	2012	3423	NMC1073198
MIMI 619	2012	3424	NMC1073199
MIMI 620	2012	3425	NMC1073200
MIMI 621	2012	3426	NMC1073201
MIMI 622	2012	3427	NMC1073202
MIMI 623	2012	3428	NMC1073203
MIMI 624	2012	3429	NMC1073204
MIMI 625	2012	3430	NMC1073205
MIMI 626	2012	3431	NMC1073206
MIMI 627	2012	3432	NMC1073207
MIMI 628	2012	3433	NMC1073208
MIMI 629	2012	3434	NMC1073209
MIMI 630	2012	3435	NMC1073210
MIMI 631	2012	3436	NMC1073211

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 632	2012	3437	NMC1073212
MIMI 633	2012	3438	NMC1073213
MIMI 634	2012	3439	NMC1073214
MIMI 635	2012	3440	NMC1073215
MIMI 636	2012	3441	NMC1073216
MIMI 637	2012	3442	NMC1073217
MIMI 638	2012	3443	NMC1073218
MIMI 639	2012	3444	NMC1073219
MIMI 640	2012	3445	NMC1073220
MIMI 641	2012	3446	NMC1073221
MIMI 642	2012	3447	NMC1073222
MIMI 643	2012	3448	NMC1073223
MIMI 644	2012	3449	NMC1073224
MIMI 645	2012	3450	NMC1073225
MIMI 646	2012	3451	NMC1073226
MIMI 647	2012	3452	NMC1073227
MIMI 648	2012	3453	NMC1073228
MIMI 649	2012	3454	NMC1073229
MIMI 650	2012	3455	NMC1073230
MIMI 651	2012	3456	NMC1073231
MIMI 652	2012	3457	NMC1073232
MIMI 653	2012	3458	NMC1073233
MIMI 654	2012	3459	NMC1073234
MIMI 655	2012	3460	NMC1073235
MIMI 656	2012	3461	NMC1073236
MIMI 657	2012	3462	NMC1073237
MIMI 658	2012	3463	NMC1073238
MIMI 659	2012	3464	NMC1073239
MIMI 660	2012	3465	NMC1073240
MIMI 661	2012	3466	NMC1073241
MIMI 662	2012	3467	NMC1073242
MIMI 663	2012	3468	NMC1073243
MIMI 664	2012	3469	NMC1073244
MIMI 665	2012	3470	NMC1073245
MIMI 666	2012	3471	NMC1073246

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 667	2012	3472	NMC1073247
MIMI 668	2012	3473	NMC1073248
MIMI 669	2012	3474	NMC1073249
MIMI 670	2012	3475	NMC1073250
MIMI 671	2012	3476	NMC1073251
MIMI 672	2012	3477	NMC1073252
MIMI 673	2012	3478	NMC1073253
MIMI 674	2012	3479	NMC1073254
MIMI 675	2012	3480	NMC1073255
MIMI 676	2012	3481	NMC1073256
MIMI 677	2012	3482	NMC1073257
MIMI 678	2012	3483	NMC1073258
MIMI 679	2012	3484	NMC1073259
MIMI 680	2012	3485	NMC1073260
MIMI 681	2012	3486	NMC1073261
MIMI 682	2012	3487	NMC1073262
MIMI 683	2012	3488	NMC1073263
MIMI 684	2012	3489	NMC1073264
MIMI 685	2012	3490	NMC1073265
MIMI 686	2012	3491	NMC1073266
MIMI 687	2012	3492	NMC1073267
MIMI 688	2012	3493	NMC1073268
MIMI 689	2012	3494	NMC1073269
MIMI 690	2012	3495	NMC1073270
MIMI 691	2012	3496	NMC1073271
MIMI 692	2012	3497	NMC1073272
MIMI 693	2012	3498	NMC1073273
MIMI 694	2012	3499	NMC1073274
MIMI 695	2012	3500	NMC1073275
MIMI 696	2012	3501	NMC1073276
MIMI 697	2012	3502	NMC1073277
MIMI 698	2012	3503	NMC1073278
MIMI 699	2012	3504	NMC1073279
MIMI 700	2012	3505	NMC1073280
MIMI 701	2012	3506	NMC1073281

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 702	2012	3507	NMC1073282
MIMI 703	2012	3508	NMC1073283
MIMI 704	2012	3509	NMC1073284
MIMI 705	2012	3510	NMC1073285
MIMI 706	2012	3511	NMC1073286
MIMI 707	2012	3512	NMC1073287
MIMI 708	2012	3513	NMC1073288
MIMI 709	2012	3514	NMC1073289
MIMI 710	2012	3515	NMC1073290
MIMI 711	2012	3516	NMC1073291
MIMI 712	2012	3517	NMC1073292
MIMI 713	2012	3518	NMC1073293
MIMI 714	2012	3519	NMC1073294
MIMI 715	2012	3520	NMC1073295
MIMI 716	2012	3521	NMC1073296
MIMI 717	2012	3522	NMC1073297
MIMI 718	2012	3523	NMC1073298
MIMI 719	2012	3524	NMC1073299
MIMI 720	2012	3525	NMC1073300
MIMI 721	2012	3526	NMC1073301
MIMI 722	2012	3527	NMC1073302
MIMI 723	2012	3528	NMC1073303
MIMI 724	2012	3529	NMC1073304
MIMI 725	2012	3530	NMC1073305
MIMI 726	2012	3531	NMC1073306
MIMI 727	2012	3532	NMC1073307
MIMI 728	2012	3533	NMC1073308
MIMI 729	2012	3534	NMC1073309
MIMI 730	2012	3535	NMC1073310
MIMI 731	2012	3536	NMC1073311
MIMI 732	2012	3537	NMC1073312
MIMI 733	2012	3538	NMC1073313
MIMI 734	2012	3539	NMC1073314
MIMI 735	2012	3540	NMC1073315
MIMI 736	2012	3541	NMC1073316

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 737	2012	3542	NMC1073317
MIMI 738	2012	3543	NMC1073318
MIMI 739	2012	3544	NMC1073319
MIMI 740	2012	3545	NMC1073320
MIMI 741	2012	3546	NMC1073321
MIMI 742	2012	3547	NMC1073322
MIMI 743	2012	3548	NMC1073323
MIMI 744	2012	3549	NMC1073324
MIMI 745	2012	3550	NMC1073325
MIMI 746	2012	3551	NMC1073326
MIMI 747	2012	3552	NMC1073327
MIMI 748	2012	3553	NMC1073328
MIMI 749	2012	3554	NMC1073329
MIMI 750	2012	3555	NMC1073330
MIMI 751	2012	3556	NMC1073331
MIMI 752	2012	3557	NMC1073332
MIMI 753	2012	3558	NMC1073333
MIMI 754	2012	3559	NMC1073334
MIMI 755	2012	3560	NMC1073335
MIMI 756	2012	3561	NMC1073336
MIMI 757	2012	3562	NMC1073337
MIMI 758	2012	3563	NMC1073338
MIMI 759	2012	3564	NMC1073339
MIMI 760	2012	3565	NMC1073340
MIMI 761	2012	3566	NMC1073341
MIMI 762	2012	3567	NMC1073342
MIMI 763	2012	3568	NMC1073343
MIMI 764	2012	3569	NMC1073344
MIMI 765	2012	3570	NMC1073345
MIMI 766	2012	3571	NMC1073346
MIMI 767	2012	3572	NMC1073347
MIMI 768	2012	3573	NMC1073348
MIMI 769	2012	3574	NMC1073349
MIMI 770	2012	3575	NMC1073350
MIMI 771	2012	3576	NMC1073351

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 772	2012	3577	NMC1073352
MIMI 773	2012	3578	NMC1073353
MIMI 774	2012	3579	NMC1073354
MIMI 775	2012	3580	NMC1073355
MIMI 776	2012	3581	NMC1073356
MIMI 777	2012	3582	NMC1073357
MIMI 778	2012	3583	NMC1073358
MIMI 779	2012	3584	NMC1073359
MIMI 780	2012	3585	NMC1073360
MIMI 786	2012	3586	NMC1073361
MIMI 787	2012	3587	NMC1073362
MIMI 788	2012	3588	NMC1073363
MIMI 789	2012	3589	NMC1073364
MIMI 790	2012	3590	NMC1073365
MIMI 791	2012	3591	NMC1073366
MIMI 792	2012	3592	NMC1073367
MIMI 793	2012	3593	NMC1073368
MIMI 794	2012	3594	NMC1073369
MIMI 795	2012	3595	NMC1073370
MIMI 796	2012	3596	NMC1073371
MIMI 797	2012	3597	NMC1073372
MIMI 798	2012	3598	NMC1073373
MIMI 799	2012	3599	NMC1073374
MIMI 800	2012	3600	NMC1073375
MIMI 801	2012	3601	NMC1073376
MIMI 802	2012	3602	NMC1073377
MIMI 803	2012	3603	NMC1073378
MIMI 804	2012	3604	NMC1073379
MIMI 805	2012	3605	NMC1073380
MIMI 806	2012	3606	NMC1073381
MIMI 807	2012	3607	NMC1073382
MIMI 808	2012	3608	NMC1073383
MIMI 809	2012	3609	NMC1073384
MIMI 810	2012	3610	NMC1073385
MIMI 811	2012	3611	NMC1073386

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 812	2012	3612	NMC1073387
MIMI 813	2012	3613	NMC1073388
MIMI 814	2012	3614	NMC1073389
MIMI 815	2012	3615	NMC1073390
MIMI 816	2012	3616	NMC1073391
MIMI 817	2012	3617	NMC1073392
MIMI 818	2012	3618	NMC1073393
MIMI 819	2012	3619	NMC1073394
MIMI 820	2012	3620	NMC1073395
MIMI 821	2012	3621	NMC1073396
MIMI 822	2012	3622	NMC1073397
MIMI 823	2012	3623	NMC1073398
MIMI 824	2012	3624	NMC1073399
MIMI 825	2012	3625	NMC1073400
MIMI 826	2012	3626	NMC1073401
MIMI 827	2012	3627	NMC1073402
MIMI 828	2012	3628	NMC1073403
MIMI 829	2012	3629	NMC1073404
MIMI 830	2012	3630	NMC1073405
MIMI 831	2012	3631	NMC1073406
MIMI 832	2012	3632	NMC1073407
MIMI 833	2012	3633	NMC1073408
MIMI 834	2012	3634	NMC1073409
MIMI 835	2012	3635	NMC1073410
MIMI 836	2012	3636	NMC1073411
MIMI 837	2012	3637	NMC1073412
MIMI 838	2012	3638	NMC1073413
MIMI 839	2012	3639	NMC1073414
MIMI 840	2012	3640	NMC1073415
MIMI 841	2012	3641	NMC1073416
MIMI 842	2012	3642	NMC1073417
MIMI 843	2012	3643	NMC1073418
MIMI 844	2012	3644	NMC1073419
MIMI 845	2012	3645	NMC1073420
MIMI 846	2012	3646	NMC1073421

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 847	2012	3647	NMC1073422
MIMI 848	2012	3648	NMC1073423
MIMI 849	2012	3649	NMC1073424
MIMI 850	2012	3650	NMC1073425
MIMI 851	2012	3651	NMC1073426
MIMI 852	2012	3652	NMC1073427
MIMI 853	2012	3653	NMC1073428
MIMI 854	2012	3654	NMC1073429
MIMI 855	2012	3655	NMC1073430
MIMI 856	2012	3656	NMC1073431
MIMI 857	2012	3657	NMC1073432
MIMI 858	2012	3658	NMC1073433
MIMI 859	2012	3659	NMC1073434
MIMI 860	2012	3660	NMC1073435
MIMI 861	2012	3661	NMC1073436
MIMI 862	2012	3662	NMC1073437
MIMI 863	2012	3663	NMC1073438
MIMI 864	2012	3664	NMC1073439
MIMI 865	2012	3665	NMC1073440
MIMI 866	2012	3666	NMC1073441
MIMI 867	2012	3667	NMC1073442
MIMI 868	2012	3668	NMC1073443
MIMI 869	2012	3669	NMC1073444
MIMI 870	2012	3670	NMC1073445
MIMI 871	2012	3671	NMC1073446
MIMI 872	2012	3672	NMC1073447
MIMI 873	2012	3673	NMC1073448
MIMI 874	2012	3674	NMC1073449
MIMI 875	2012	3675	NMC1073450
MIMI 876	2012	3676	NMC1073451
MIMI 877	2012	3677	NMC1073452
MIMI 878	2012	3678	NMC1073453
MIMI 879	2012	3679	NMC1073454
MIMI 880	2012	3680	NMC1073455
MIMI 881	2012	3681	NMC1073456

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 882	2012	3682	NMC1073457
MIMI 883	2012	3683	NMC1073458
MIMI 884	2012	3684	NMC1073459
MIMI 885	2012	3685	NMC1073460
MIMI 886	2012	3686	NMC1073461
MIMI 887	2012	3687	NMC1073462
MIMI 888	2012	3688	NMC1073463
MIMI 889	2012	3689	NMC1073464
MIMI 890	2012	3690	NMC1073465
MIMI 891	2012	3691	NMC1073466
MIMI 892	2012	3692	NMC1073467
MIMI 893	2012	3693	NMC1073468
MIMI 894	2012	3694	NMC1073469
MIMI 895	2012	3695	NMC1073470
MIMI 896	2012	3696	NMC1073471
MIMI 897	2012	3697	NMC1073472
MIMI 898	2012	3698	NMC1073473
MIMI 899	2012	3699	NMC1073474
MIMI 900	2012	3700	NMC1073475
MIMI 901	2012	3701	NMC1073476
MIMI 902	2012	3702	NMC1073477
MIMI 903	2012	3703	NMC1073478
MIMI 904	2012	3704	NMC1073479
MIMI 905	2012	3705	NMC1073480
MIMI 906	2012	3706	NMC1073481
MIMI 907	2012	3707	NMC1073482
MIMI 908	2012	3708	NMC1073483
MIMI 909	2012	3709	NMC1073484
MIMI 910	2012	3710	NMC1073485
MIMI 911	2012	3711	NMC1073486
MIMI 912	2012	3712	NMC1073487
MIMI 913	2012	3713	NMC1073488
MIMI 914	2012	3714	NMC1073489
MIMI 915	2012	3715	NMC1073490
MIMI 916	2012	3716	NMC1073491

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 917	2012	3717	NMC1073492
MIMI 918	2012	3718	NMC1073493
MIMI 919	2012	3719	NMC1073494
MIMI 920	2012	3720	NMC1073495
MIMI 921	2012	3721	NMC1073496
MIMI 922	2012	3722	NMC1073497
MIMI 923	2012	3723	NMC1073498
MIMI 924	2012	3724	NMC1073499
MIMI 925	2012	3725	NMC1073500
MIMI 926	2012	3726	NMC1073501
MIMI 927	2012	3727	NMC1073502
MIMI 928	2012	3728	NMC1073503
MIMI 929	2012	3729	NMC1073504
MIMI 930	2012	3730	NMC1073505
MIMI 931	2012	3731	NMC1073506
MIMI 932	2012	3732	NMC1073507
MIMI 933	2012	3733	NMC1073508
MIMI 934	2012	3734	NMC1073509
MIMI 935	2012	3735	NMC1073510
MIMI 936	2012	3736	NMC1073511
MIMI 937	2012	3737	NMC1073512
MIMI 938 (Amended)	2012 (2012)	3738 (4705)	NMC1073513
MIMI 939	2012	3739	NMC1073514
MIMI 955	2012	5031	NMC1077567
MIMI 956	2012	5032	NMC1077568
MIMI 957	2012	5033	NMC1077569
MIMI 958	2012	5034	NMC1077570
MIMI 959	2012	5035	NMC1077571
MIMI 960	2012	5036	NMC1077572
MIMI 961	2012	5037	NMC1077573
MIMI 962	2012	5038	NMC1077574
MIMI 963	2012	5039	NMC1077575
MIMI 964	2012	5040	NMC1077576
MIMI 965	2012	5041	NMC1077577

	County		BLM
Claim Name	Book	Page	Serial No.
MIMI 966	2012	5042	NMC1077578
MIMI 940	2012	6002	NMC1080362
MIMI 941	2012	6003	NMC1080363
MIMI 942	2012	6004	NMC1080364
MIMI 943	2012	6005	NMC1080365
MIMI 944	2012	6006	NMC1080366
MIMI 945	2012	6007	NMC1080367
MIMI 946	2012	6008	NMC1080368
MIMI 947	2012	6009	NMC1080369
MIMI 948	2012	6010	NMC1080370
MIMI 949	2012	6011	NMC1080371
MIMI 950	2012	6012	NMC1080372
MIMI 951	2012	6013	NMC1080373
MIMI 952	2012	6014	NMC1080374
MIMI 953	2012	6015	NMC1080375
MIMI 954	2012	6016	NMC1080376

Total of 884 unpatented mining claims.

SCHEDULE B

PERMITTED ENCUMBRANCES

“Permitted Encumbrances” means any Encumbrance in respect of the Sleeper Gold Project or Property constituted by the following:

(i)	the Existing Royalty
(ii)

the royalties set forth in paragraphs C.1 (Dry Lake Placer), C.3 (EVG/Hennigh) and C.4 (ICN), and the liens and encumbrances set forth in paragraph D in the Title Report of Erwin Thompson Faillers addressed to Paramount and the Payee dated April 10, 2019;

(iii)	inchoate or statutory liens for taxes, assessments, royalties, rents or charges not at the time due or payable, or being contested in good faith through appropriate proceedings;
(iv)	any reservations, or exceptions contained in the original grants of land or by applicable statute or the terms of any lease in respect of the Property or comprising the Property;
(v)

minor discrepancies in the legal description or acreage of or associated with the Property or any adjoining properties which would be disclosed in an up to date survey, and any registered easements and registered restrictions or covenants that run with the land which do not materially detract from the value of, or materially impair the use of the Property for the purpose of conducting and carrying out mining operations thereon;

(vi)

rights of way for or reservations or rights of others for, sewers, water lines, gas lines, electric lines, telegraph and telephone lines, and other similar utilities, or zoning by-laws, ordinances, surface access rights or other restrictions as to the use of Property, which do not in the aggregate materially detract from the use of the Property for the purpose of conducting and carrying out mining operations thereon;

(vii)	liens or other rights granted by the Paramount Entities to secure performance of statutory obligations or regulatory requirements (including reclamation obligations);
(viii)	a right of title retention in connection with the acquisition of goods in the ordinary course of business;
(ix)	security deposits with any Governmental Body and utilities in the ordinary course of business of the Paramount Entities;
(x)

liens granted as security for the payment and performance, when due, of obligations granted pursuant to any debt financing arrangements; provided that the applicable Paramount Entities cause the lender(s) to deliver to the Payee, a letter addressed to the Payee which acknowledges the intention and agreement between the Parties that the Royalty constitutes an interest in and covenant running with the land; and
(xi)	an Encumbrance created with the Payee’s prior written consent.

SCHEDULE C

REPRESENTATIONS AND WARRANTIES OF THE PAYEE

1.

Organization and Powers. The Payee is duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority to execute and deliver, and perform its obligations under this Agreement.

2.

Authorization; No Conflict. The execution and delivery by the Payee of, the performance of its obligations under, and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action of the Payee, as applicable, and do not and will not:

(a)	violate the terms of its constating documents; or
(b)

conflict with, result in a breach of, or constitute a default or an event creating rights of acceleration, termination, modification or cancellation or a loss of rights under (with or without the giving notice or lapse of time or both), any written or oral contract, agreement, license, concession, indenture, mortgage, debenture, note or other instrument to which it is a party, subject or otherwise bound (including with respect to its assets) except in each case as would not have a material adverse effect on its ability to perform its obligations under this Agreement; or

(c)	violate in any material respect any Applicable Law to which it is subject or otherwise bound (including with respect to its assets).
3.

Execution; Binding Obligation. This Agreement has been duly and validly executed and delivered by the Payee, and constitutes a legal, valid and binding obligation of the Payee, enforceable against it in accordance with its terms, except to the extent enforcement may be affected by Applicable Laws and regulations relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies.

4.

Consents. The Payee is not required to give any notice to, make any filing with or obtain any authorization, consent, Order or approval of any Person in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated herein, except, in each case, as would not have a material adverse effect on its ability to perform its obligations under this Agreement.

5.

Brokers and Finders. The Payee has not employed any broker or finder or incurred any liability for any brokerage fee, commission, finders’ fee or any other similar payment in connection with the transactions contemplated by this Agreement that could give rise to any claim against any Owner for brokerage fees, commissions, finders’ fees or any other similar payments.

6.

Sufficiency of Funds. The Payee has sufficient cash on hand or other sources of immediately available funds to enable it to make payment of the Cash Consideration and consummate the transactions contemplated by this Agreement.

7.	Solvency. The Payee is Solvent and will not be rendered Insolvent by the execution and delivery of this Agreement.
1.

SCHEDULE D

REPRESENTATIONS AND WARRANTIES OF THE Owners

No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. The representations and warranties of the Owners set out in this Schedule below are made subject to and modified by the exceptions and qualifications (if any) noted in the correspondingly numbered section of the Disclosure Schedule. No disclosure in any particular section of the Disclosure Schedule (including the listing of a document or item in any Disclosure Schedule or the inclusion of a copy thereof in such Disclosure Schedule) shall be adequate to disclose an exception or qualification to a representation or warranty in any other sections of this Agreement or in any other section of the Disclosure Schedule unless the applicability of such disclosure to the other representations and warranties is clear and obvious on its face. Each section of the Disclosure Schedule shall be numbered to correspond to the paragraph of this Schedule D to which such section relates.

1.	Organization and Powers. Each Owner is:
(a)

duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to execute and deliver, and perform its obligations under this Agreement;

(b)

qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the nature and location of its assets requires such qualification or licensing except where such failure to qualify or be licensed or in good standing would not have a Material Adverse Effect; and

(c)	has all requisite power and authority to own and lease its assets and carry on its business.
2.

Authorization; No Conflict. The execution and delivery by each Owner of, the performance of its obligations under, and the consummation of the transactions contemplated by this Agreement, have been duly authorized by all necessary corporate or other action of such Owner and do not and will not:

(a)	violate the terms of the constating documents of such Owner;
(b)

conflict with, result in a breach of, or constitute a default or an event creating rights of acceleration, termination, modification or cancellation or a loss of rights under (with or without the giving notice or lapse of time or both), any written or oral contract, agreement, license, concession, indenture, mortgage, debenture, note or other instrument to which any Paramount Entity is a party, subject or otherwise bound (including with respect to its assets) in each case except as would not have a Material Adverse Effect;

(c)	violate in any material respect any Applicable Law to which any Paramount Entity is subject or otherwise bound (including with respect to its assets); or
(d)

except as contemplated by this Agreement, result in, or require, the creation or imposition of any Encumbrance upon or with respect to any of the assets or properties that comprise the Sleeper Gold Project.

3.	Solvency. Each Owner is Solvent and no Owner will be rendered Insolvent by the execution and delivery of this Agreement.
4.

Execution; Binding Obligation. This Agreement has been duly and validly executed and delivered by each Owner. This Agreement constitutes a legal, valid and binding obligation of each Owner, enforceable against such Owner in accordance with its terms, except to the extent enforcement may be affected by Applicable Laws and regulations relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies.

5.

Consents. Except as provided in the pre-emptive right provisions in the Existing Royalty Agreements, no Paramount Entity is required to give any notice to, make any filing with or obtain any authorization, consent, Order or approval of any Person in connection with the execution, delivery or performance of the obligations of the Owners under this Agreement or the consummation of the transactions contemplated herein, except for recordings or filings in connection with the perfection of the Royalty Deed in favor of the Payee.

6.

No Defaults. No event has occurred or circumstance exists that (with or without the giving of notice or lapse of time or both) has contravened, conflicted with or resulted in, or may contravene, conflict with or result in, a violation or breach of, or give any Paramount Entity or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, any contract, lease, license, concession, Authorization, agreement, indenture, mortgage, debenture, note, instrument, or Order to which it is a party or by which it or its properties and assets may be bound, and, to the knowledge of each of the Owners, each other Person that is party thereto is in compliance in all material respects with the terms and requirements thereof, in each case, except as would not have a Material Adverse Effect.

7.

Litigation. There are no material actions, suits, investigations, claims or proceedings pending or, to the knowledge of each of the Owners, threatened against or directly affecting the Owners or the Sleeper Gold Project by or before any Governmental Body.

8.

Insurance. The properties, assets and operations of the Owners are insured with reputable insurance companies (not Affiliates of any Paramount Entity), in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the localities where the Owners operate.

9.

Title to Property; Liens. The Owners (i) have good and marketable possessory and record title to all unpatented mining claims and millsite claims included within the Property, (ii) have good and marketable title to such other real property interests included within the Property and not otherwise included under part (i) of this paragraph, and (iii) have good and marketable title to or hold a good and marketable leasehold interest in such properties and assets, which are not real property interests, and comprise part of the Sleeper Gold Project. Except for Permitted Encumbrances, there are no Encumbrances upon or with respect to any of the properties and assets included in the Property. Without limiting the foregoing:

(a)	no Person other than the Owners have any rights to participate in or operate the Property and the Sleeper Gold Project;

(b)	the Property comprises all of the real property, mineral and surface interests held by the Owners in respect of the Sleeper Gold Project on the date hereof;
(c)

the Property constitutes all real property, mineral, surface interests and ancillary rights necessary for, as applicable, the construction, development and mining operations of the Sleeper Gold Project, as currently operated and substantially in accordance with the current development or mine plan; and

(d)

except as provided in the pre-emptive right provisions in the Existing Royalty Agreements, none of the Property or Minerals therefrom are subject to an option, right of first refusal or right, title, interest, reservation, claim, rent, royalty, or payment in the nature of rent or royalty, or right capable of becoming an agreement, option, right of first refusal or right, title, interest, reservation, claim, rent, royalty, or payment in the nature of rent or royalty.

We call to your attention that title to the Property is always subject to the paramount title of the United States and, subject to the Bureau of Land Management's management authority, the rights of third parties to use the surface of the claim in a manner that does not unreasonably interfere with the claimant's activities.

10.

Maintenance of Property. All mining claim maintenance fees, rentals, royalties, recording fees, Taxes and all other amounts have been paid when due and payable and all other actions and all other obligations as are required to maintain the Property have been taken and complied with in all material respects.

11.

Authorizations. The Owners have obtained or been issued all Authorizations (including environmental Authorizations) and Other Rights (A) which are necessary for the conduct of exploration, development and operating activities as such activities are currently being conducted at or on the Property or in connection with the Sleeper Gold Project, or (B) the failure of which to be obtained would not have Material Adverse Effect. There are no facts or circumstances that might reasonably be expected to adversely affect the issuance or obtaining of any Authorizations (including environmental Authorizations) or Other Rights in the ordinary course of business by the time they are necessary for the conduct of exploration and development activities and the eventual commencement and ongoing commercial production at or on the Property or in connection with the Sleeper Gold Project, as applicable.

12.

Compliance with Applicable Laws. The Owners and the Sleeper Gold Project are and have been in compliance in all material respects with all Applicable Laws. Without limiting the generality of the foregoing, the Owners and the Sleeper Gold Project are and have been in compliance in all material respects with all applicable Environmental Laws, and there are no actions, suits, claims, notices of violation, hearings, investigations or proceedings pending or, to the knowledge of each of the Owners, threatened against or affecting any Paramount Entity with respect to the ownership, use, maintenance and operation of the Sleeper Gold Project, relating to any applicable Environmental Laws, where any adverse determination with respect thereto or liability imposed therein could reasonably be expected to have a Material Adverse Effect.

13.	Subsidiaries. New Sleeper is a direct, wholly-owned Subsidiary of Paramount. Sleeper is a direct, wholly-owned Subsidiary of New Sleeper.

14.

No Subordination. There is no agreement, indenture, contract or instrument to which any Paramount Entity is a party or by which it or any of its properties or assets may be bound that requires the Royalty Deed to be subordinate to any other Encumbrance on the Property. Upon recording the Royalty Deed against the Property, the Royalty Deed shall be senior to any and all other Encumbrances other than the Permitted Encumbrances.

15.

Mineral Reserves and Resources. The most recent estimated measured, indicated and inferred mineral resources and proven and probable mineral reserves, if any, and technical reports disclosed in the Paramount Securities Documents (as defined below) for the Sleeper Gold Project have been prepared and disclosed in accordance with accepted mining industry practices and in accordance with the requirements prescribed by National Instrument 43-101 and the companion policy thereto (as in effect on the date of publication of the relevant report or information); neither of the Owners has any knowledge that the mineral resources or mineral reserves (or any other material aspect of any technical reports) as disclosed in the Paramount Securities Documents are inaccurate in any material respect; there are no outstanding unresolved comments of any securities commission or other securities regulatory authority in each province and territory of Canada in which Paramount is a reporting issuer (the “Securities Regulatory Authorities”) in respect of the technical disclosure made in the Paramount Securities Documents; and, to the knowledge of each of the Owners, there has been no material reduction in the aggregate amount of estimated mineral resources and reserves, if any, for the Property, from the amounts last disclosed publicly by Paramount in the Paramount Securities Documents.

16.

Regulatory Compliance. Paramount has filed, on a timely basis, all required reports, schedules, financial statements, forms, registrations, certifications and other documents together with any amendments required to be made with respect thereto with the Securities Regulatory Authorities and the NYSE American since January 1, 2017 (together with the exhibits and other information incorporated therein, the “Paramount Securities Documents”) and paid all fees and assessments due and payable in connection therewith; as of their respective dates of filing (or, if amended or superseded by a filing prior to the date hereof, as of the date of such filing), the Paramount Securities Documents complied in all material respects with the requirements of Applicable Laws and none of the Paramount Securities Documents contained any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not misleading; Paramount has not filed any confidential material change reports which continue to be confidential.

17.

Brokers and Finders. No Owner has employed any broker or finder or incurred any liability for any brokerage fee, commission, finders’ fee or any other similar payment in connection with the transactions contemplated by this Agreement that could give rise to any claim against the Payee for brokerage fees, commissions, finders’ fees or any other similar payments.

18.

Disclosure. All information relating to the Property provided by the Paramount Entities to the Payee or any of its representatives or advisors, or made available by the Paramount Entities to the Payee or any its representatives or advisors, is true, accurate and complete in all material respects.

1.

SCHEDULE E

FORM OF ROYALTY DEED

(separately attached hereto)

APN: N/A Mineral Royalty Interest

Recording requested by and when

recorded return to:

Franco Nevada U.S. Corporation

1745 Shea Center Drive, Suite 400

Highlands Ranch, Colorado 80129

Attention:Jeff Jenkins

The undersigned hereby affirms that the attached document, including any exhibits, submitted for recording does not contain the personal information (as defined in NRS 603A.040) of any person or persons. (Per NRS 239B.030)

ROYALTY DEED

This ROYALTY DEED is executed this 11th day of April, 2019, between Paramount Gold Nevada Corp., a Nevada corporation (“Paramount”), and Sleeper Mining Company, LLC, a Delaware limited liability company (“Sleeper, and together with Paramount, “Owner”), as grantor, and Franco-Nevada U.S. Corporation, a Delaware corporation (“Franco”) as grantee.

WHEREAS, Owner owns and has the right to develop, operate and mine the Sleeper Mine Project located in Humboldt County, Nevada (the “Project”).

WHEREAS, Owner owns the unpatented lode and placer mining claims located in Humboldt County, Nevada that are described more particularly in Exhibit A, consisting of Exhibits A-1 through A-5 attached (the “Property”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which Owner acknowledges, Owner hereby grants and conveys to Franco, and agrees to pay Franco, a perpetual royalty in the amount of 2% of Net Smelter Returns (the “Royalty”) on the Minerals produced from the Property created by the Royalty Agreement between Owner and Franco dated April 11, 2019, (the “Royalty Agreement”) the material terms of which are summarized below.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Royalty Agreement. The provisions of the Royalty Agreement are incorporated into this Royalty Deed by this reference, and this Royalty Deed is not intended to amend or supercede the Royalty Agreement in any manner.  Further information regarding the

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Royalty Agreement may be obtained from Franco Nevada U.S. Corporation, 1745 Shea Center Drive, Suite 400, Highlands Ranch, Colorado 80129, to the attention of Jeff Jenkins.

I.	GRANT OF NSR ROYALTY
1.1

Grant.  Owner, for itself and its successors and assigns, hereby grants and conveys to Franco and its successors and assigns, and agrees to pay to Franco and its successors and assigns, the Royalty, consisting of a perpetual royalty in the amount of 2% of Net Smelter Returns, payable on a monthly basis, from Minerals produced from the Property, determined in accordance with the provisions of the Royalty Agreement (the material terms of which are summarized below).

1.1.1

Area of Interest.  If, at any time, and from time to time, any Paramount Entity hereafter acquires any additional patented claims, fee title, mineral or mining leases, and unpatented mining and millsite claims and all accessions and successions thereto, whether created privately or through government action, mineral rights and surface rights, whether owned or leased, easements, surface use agreements and any other right, title or interest to use the surface estate, in each case situated within a (***) circumambient area from the boundary of the claims, accessions and successions described on Exhibit A, the Owner shall, at its cost and expense, promptly create, grant and convey (or cause to be created, granted and conveyed) the equivalent Royalty to Franco in respect thereof, and promptly execute and deliver (or cause to be executed and delivered) all further instruments and documents (including an amended Royalty Deed reflecting such additional property interest in form and substance satisfactory to Franco), and take (or cause to be taken) all further action, that may be necessary or desirable, or that Franco may reasonably request (including recording such amended Royalty Deed), in order to create, grant, convey, record or otherwise evidence such Royalty. Such Royalty and any credits/payments on account thereof shall be held in trust for Franco until such Royalty has been created, granted and conveyed to Franco and credits/payments made to Franco as contemplated by this Royalty Deed and Section 3(b) of the Royalty Agreement.

1.2	Calculation of Net Smelter Returns & Definitions.
1.2.1

Net Smelter Returns.  For any given calendar month, Net Smelter Returns, means the amount determined by the following formula:  (A x B) – C where “A” is the Monthly Production; “B” is (i) in the case of gold, the Monthly Average Gold Price; (ii) in the case of silver, the Monthly Average Silver Price, or (iii) in the case of other Minerals, the Monthly Average COMEX Price; and, “C” is Allowable Deductions.

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1.2.2

Allowable Deductions.  For the purposes of calculating Net Smelter Returns, “Allowable Deductions” shall mean the following Deductions (without duplication), but only if and to the extent actually incurred and paid by the Paramount Entities in respect of the Monthly Production:

(a)	in the case of Precious Metals shipped from the Property in the form of doré:
(i)

charges and costs, if any, for transportation and insurance of doré from the Paramount Entities’ final mill or other final processing plant to places where such doré is refined (including loading, freight, insurance, security, surveyor fees, handling fees, port fees, demurrage, and forwarding expenses incurred by reason of or in the course of transportation); and

(ii)	charges imposed by the refiner for refining doré into Refined Gold or Refined Silver, as applicable;

and, for greater certainty, no Deductions of the type referred to in this provision on in (b)(i) and (ii) below shall be applicable in the case of Precious Metals which are shipped from the Property other than in the form of doré;

(b)	in the case of Minerals other than Precious Metals shipped from the Property:
(i)

subject to Section 1.2.3 below, charges and costs, if any, for transportation and insurance of Minerals that have already been processed into concentrate or other beneficiated products to places where such Minerals are subject to a final treatment process (whether by smelting, refining or otherwise) including loading, freight, insurance, security, surveyor fees, handling fees, port fees, demurrage, and forwarding expenses incurred by reason of or in the course of transportation; and

(ii)	costs and charges for smelting or refining or other final treatment process; and
(c)	in the case of cash payments as provided in Section 3(c) of the Royalty Agreement, actual selling, marketing and brokerage costs of Refined Gold, Refined Silver or other Minerals, as applicable;

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provided that if Minerals are processed on or off the Property in facilities owned or controlled, in whole or in part, by a Paramount Entity, Allowable Deductions will not include any Deductions that are in excess of those that would have been incurred and have been deductible under the Royalty Agreement had such processing been carried out at facilities not owned or controlled by a Paramount Entity then offering comparable services for comparable products on prevailing terms.

1.2.3

Processing Prior to Final Treatment.  For greater certainty, if the Paramount Entities ship Minerals other than Precious Metals for processing or beneficiation at a facility prior to final treatment as contemplated in Section 1.2.2(b)(ii), no deductions for transportation of the Minerals to or the processing of the Minerals at the facility will apply (including deduction for toll milling).

1.2.4

Provisional Settlement.  Where the Paramount Entities receive any payment for Monthly Production from a Payor on a provisional basis, the amount of the Royalty payable shall be based on the gross number of ounces of Precious Metals or quantity of other Minerals credited by such provisional settlement, but shall be adjusted as between Owner and Franco to account for the quantity of Precious Metals or other Minerals established by final settlement with the Payor.

1.2.5

“Paramount Entities” means Paramount, Sleeper, New Sleeper Gold LLC, a Nevada limited liability company (“New Sleeper”), and any entities or organizations directly or indirectly is controlled by, or under common control with, or controls, any of Paramount, Sleep or New Sleeper.

1.2.6

“Minerals” means any and all metals, minerals and mineral rights of every nature and kind, including metals, precious metals, base metals, gems, diamonds, industrial minerals, commercially valuable rock, aggregate, clays, sands and diatomaceous earth, hydrocarbons, oil, gas, and other materials in whatever form or state which are mined, excavated, extracted, recovered in soluble solution or otherwise recovered or produced from the Property.

1.2.7

“Monthly Average COMEX Price” means, for any given calendar month, the monthly average of the daily COMEX settlement price for a given commodity (other than gold or silver) as quoted in United States dollars by COMEX (a division of CME Group, Inc.) for such month, calculated by dividing the sum of all such quotations during such month by the number of such quotations; provided that, if for any reason COMEX is no longer in operation or if the price of such commodity is not calculated on behalf of or confirmed, acknowledged by, or quoted by COMEX, the Monthly Average COMEX Price shall be determined by reference to the price of the commodity determined in the manner endorsed by COMEX, failing which the Monthly Average COMEX Price will be determined by reference to the price of the commodity on a commodity exchange mutually acceptable to Paramount and Franco, acting reasonably.

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1.2.8

“Monthly Average Gold Price” means, for any given calendar month, the monthly average of the daily afternoon (PM) per ounce LBMA Gold Price as quoted in United States dollars by the London Bullion Market Association (“LMBA”) (currently in partnership with ICE Benchmark Administration) for Refined Gold for such month, calculated by dividing the sum of all such quotations during such month by the number of such quotations; provided that, if for any reason the LBMA is no longer in operation or if the price of Refined Gold is not calculated on behalf of or confirmed, acknowledged by, or quoted by the LBMA, the Monthly Average Gold Price shall be determined by reference to the price of Refined Gold determined in the manner endorsed by the LBMA and World Gold Council, failing which the Monthly Average Gold Price will be determined by reference to the price of Refined Gold on a commodity exchange mutually acceptable to Paramount and Franco, acting reasonably.

1.2.9

“Monthly Average Silver Price” means, for any given calendar month, the monthly average of the daily per ounce LBMA Silver Price as quoted in United States dollars by LBMA (currently in partnership with CME Group and Thomson Reuters) for Refined Silver for such month, calculated by dividing the sum of all such quotations during such month by the number of such quotations; provided that, if for any reason the LBMA is no longer in operation or if the price of Refined Silver is not calculated on behalf of or confirmed, acknowledged by, or quoted by the LBMA, the Monthly Average Silver Price shall be determined in the manner endorsed by the LBMA, failing which the Monthly Average Silver Price will be determined by reference to the price of Refined Silver on a commodity exchange mutually acceptable to Paramount and Franco, acting reasonably.

1.2.10

“Monthly Production” means the gross number of contained ounces of Precious Metals and the contained quantity of other Minerals in any shipment delivered to and paid for by a Payor, during any given calendar month, provided that if delivery and payment are not made in the same calendar month, the Precious Metals and/or other Minerals shall be deemed to be part of Monthly Production in the calendar month in which the later of (i) delivery and (ii) payment occurs.

1.2.11	“Payor” means the smelter, refiner, processor, purchaser or other recipient of Monthly Production, provided such entity is not a Paramount Entity.
1.2.12	“Precious Metals” means gold and silver contained in the Minerals.
1.2.13

“Property” means the lands set forth in Exhibit A, any after acquired lands as provided in the Royalty Agreement and Section 1.1.1 hereof, and all assets, improvements, and rights of any kind related to or necessary for development and/or operation of the Project.

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1.2.14

“Refined Gold” means marketable metal bearing material in the form of gold bars or coins that is refined by an accredited refiner that is on the LBMA’s Good Delivery List to a minimum 995 parts per 1,000 fine gold and that otherwise meets the LBMA’s Good Delivery Rules.

1.2.15

“Refined Silver” means marketable metal bearing material in the form of silver bars or coins that is refined by an accredited refiner that is on the LBMA’s Good Delivery List to a minimum 999 parts per 1,000 fine silver and that otherwise meets the LBMA’s Good Delivery Rules.

1.3	In Kind Credits. In-kind credits of the Royalty relating to gold and silver shall be made as an in-kind credit in the form of Refined Gold and Refined Silver as set forth under the Royalty Agreement.
1.4

Hedging Activities. All profits and losses resulting from the Paramount Entities entering into any Hedging Activities are specifically excluded from calculations of the Royalty pursuant to the Royalty Agreement. All Hedging Activities entered into by the Paramount Entities and all profits or losses associated therewith, if any, shall be solely for the account of the Paramount Entities. The Royalty payable on Precious Metals or other Minerals subject to Hedging Activities shall be determined in the same manner as provided in the Royalty Agreement, with the understanding that the Precious Metals or other Minerals subject to Hedging Activities shall be deemed to be part of Monthly Production, with the Monthly Average Gold Price, Monthly Average Silver Price or Monthly Average COMEX Price, as applicable, for such month being used in the calculation of the Royalty.  “Hedging Activities” means any and all activities by which a Paramount Entity sells or disposes of Minerals by entering into off-take agreements or engaging in any commodity futures trading, options trading, metals trading, or sales or dispositions of Minerals, in each case (i) for the sole purpose of eliminating or reducing exposure to market prices for Precious Metals or other Minerals produced from the Property and (ii) for other than market prices for Precious Metals or other Minerals produced from the Property, or any combination thereof, and any other similar hedging transactions or arrangements.

II.	RIGHTS & OBLIGATIONS WITH RESPECT TO ROYALTY
2.1	Nature of Interest. The Parties further agree as follows:

(i)The Parties agree that the Royalty is intended to be an interest in real property and constitute the grant of a vested present interest in the Property and a covenant running with the land and all successions thereof, whether created privately or through government action. The Royalty shall be applicable to the Property and binding upon the Owner and the successors and assigns of the Property.

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(ii)Franco shall have all of the rights and incidents of ownership of a non-participating royalty owner, which incidents are covenants running with the Property and include: (a) the ownership of the non-participating royalty interests which are interests in real property; (b) the right to receive, free of expenses other than those deductible in the calculation of Net Smelter Returns, the Royalty payments; and (c) the obligation of the Owner, its successors or assigns, to make the Royalty payments, which obligation shall run with the land. Franco, however, shall not have or claim any incidents of the fee simple ownership in the Property, which incidents include: (a) the right to enter, explore, develop or mine the claims; (b) the right to execute leases, operating agreements, or similar instruments with respect to the Property; (c) the right to share in bonus payments made as the consideration for the execution of leases or other instruments; and (d) except as expressly provided herein, the right to participate in any manner in the decisions concerning, or the conduct of, operations on the Property.

(iii)The Royalty shall attach to any amendments, relocations or conversions of any mining claim, license, lease, concession, permit, patent or other tenure comprising the Property, or to any renewals or extensions thereof. If the United States establishes a leasing system or other system of tenure for lands or minerals now subject to location under applicable mining laws, and if the new system gives the Owner an election to acquire rights under the new system in exchange for or in modification of property rights comprising part of the Property, the Royalty Agreement and the Royalty shall extend to the lease or other rights granted by the new system in exchange for such property rights included in the Property.

(iv)Franco’s interest in Precious Metals or other Minerals on account of the Royalty shall become the property of Franco at the time of production of Precious Metals or other Minerals and shall be held by the Owner in trust for Franco until credited/paid to Franco.

(v)The Parties agree that to the extent that NRS 111.1031 (or its statutory equivalent) applies to the Royalty, the Royalty shall terminate on the date that is three hundred and sixty-four (364) years following its creation.

2.2

Payment of Royalties.  Franco shall receive payments of the Royalty to the extent relating to Precious Metals as an in-kind credit in the form of Refined Gold and Refined Silver, as the case may be, by way of credit in metal or physical allocation to the metal account specified by Franco for such purpose, within the time periods set forth in and otherwise in accordance with Section 6 of the Royalty Agreement, unless Franco, at its option, elects to receive all or a portion of the Royalty on Precious Metals as a cash payment. If Franco wishes to receive all or a portion of the Royalty on Precious Metals as a cash payment for a particular month, Franco shall give written notice thereof to Owner at least 30 days prior to the commencement of such month, and, in such case, Owner shall pay the Royalty on Precious Metals, or the applicable portion thereof, in cash within 10 days of the last

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day of such month.  The Royalty other than on Precious Metals shall be paid in cash within 10 days of the last day of each calendar month. The cash payments shall be made by wire transfer to an account to be designated by Franco and notified to Owner at least three business days prior to the payment date. For greater certainty, Franco shall not be responsible for, and all Royalty payments shall be made free of, any Deductions, all of which shall be for the account of Owner, except as specifically provided for in Sections 3, 5 and 6 of the Royalty Agreement.

2.3

Late Charge.  If the credit/payment of the Royalty in respect of Monthly Production in a particular month is not made within 30 days after the last day of such month, Franco may give Owner written notice of such default. Unless Franco shall have received such credit/payment within five days of receipt of such notice an additional cash sum equal to 12% of the amount of the delinquent payment (the “late charge”) shall be payable to Franco, plus interest on the delinquent credit/payment and the late charge at the rate of 12% per annum, which shall accrue from the day the delinquent credit/payment was due to the date of credit/payment of the Royalty, late charge and accrued interest in full.

2.4

Compliance With Applicable Laws.  The Owner shall comply, and shall cause all operations and activities conducted at, on or in respect of the Project to comply, with all Applicable Laws, all Authorizations and the terms and conditions of Other Rights.

2.5	Books and Records; Audits; Inspections.
2.5.1

Books and Records.  Owner shall ensure that the Paramount Entities each keep true, complete and accurate books and records of all material operations and activities with respect to the Property, including the mining, treatment, processing, refining, transportation and sale of Minerals and in which complete entries will be made, in accordance with GAAP applied on a consistent basis, reflecting all material financial transactions of each of the Paramount Entities relating to the Property.  “GAAP” means generally accepted accounting principles for financial reporting for the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

2.5.2

Audits.  Upon not less than three Business Days’ notice and not more than once each calendar year (absent any dispute in respect of the Royalty Agreement), Franco and its authorized representatives shall be entitled, at its own cost and

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expense, to perform audits or other reviews and examinations of the Records of the Paramount Entities relevant to the payment of the Royalty pursuant to the Royalty Agreement and to otherwise confirm compliance by the Paramount Entities with the terms of the Royalty Agreement. The Owner shall ensure that the Paramount Entities each provide Franco with complete access to all the Paramount Entities’ Records at the Paramount Entities’ offices during usual business hours. If any such audits reveal a material breach of any provision of the Royalty Agreement or that credits/payments on account of the Royalty for any calendar year have been underpaid by more than 3%, the Owner shall reimburse Franco for its costs and expenses incurred in such audit, otherwise all costs and expenses incurred in connection with such audit shall be for the account of Franco.

2.5.3

Inspections.  At reasonable times and with the prior consent of the Owner (not to be unreasonably withheld or delayed), Franco and its authorized representatives shall have a right of access to all surface and subsurface portions of the Property, to any mill, smelter, concentrator or other processing facility owned or operated by any Paramount Entity that is used to process Minerals and to any related operations of the Paramount Entities for the purpose of enabling Franco to monitor compliance by the Paramount Entities with the terms of the Royalty Agreement and/or to comply with the obligations of Franco or any of its Affiliates under National Instrument 43-101 (or any other applicable Canadian and/or US securities laws and/or stock exchange rules and policies governing the disclosure obligations of Franco or any of its Affiliates), as determined by Franco acting reasonably. Franco and its authorized representatives shall have the further right to: (i) inspect and take copies of the Records pertaining to the Property, mill, smelter, concentrator, other processing facilities and related operations; (ii) take samples from the Property or any stockpile of Minerals, any mill, smelter, concentrator or other processing facility and any Payor for purposes of assay verification; and (iii) weigh, or to cause the Paramount Entities to weigh, all trucks transporting Minerals from the Property to any mill, smelter, concentrator or other processing facility that is used to process Minerals prior to dumping of such ore and immediately following such dumping.  In addition, upon not less than 10 Business Days’ notice to the Owner, and up to two times in any calendar year, Franco shall have the right to conduct an investors tour on the Property and any facilities associated therewith.

III.	MISCELLANEOUS
3.1

Maintenance of Property.  Subject to Section 10(e) of the Royalty Agreement, Owner shall at all times do or cause to be done all things necessary to maintain the Property in good standing, including paying or causing to be paid all taxes owing in respect thereof, performing or causing to be performed all required assessment work thereon, paying or causing to be paid all claim, permit and license

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maintenances fees in respect thereof, paying or causing to be paid all rents and other payments in respect of leased properties forming a part thereof and otherwise maintaining the Property in accordance with applicable laws.

3.2

Abandonment of Property.  During the four (4) year period commencing as of the date this Royalty Deed is recorded, the Owner shall not abandon any claims comprising part of the Property or any other interest in the Property without the prior written consent of Franco (which may be withheld for any reason).  Following such four (4) year period, Owner shall not abandon any patented or unpatented claims comprising part of the Property or any other interest in the Property unless it first complies with this Section 3.2 and Section 10(e) of the Royalty Agreement. If Owner wishes to abandon any of the patented or unpatented claims comprising part of the Property or any other interest in the Property (“Abandonment Property”), Owner shall first give notice of such intention to Franco at least 90 days in advance of the proposed date of abandonment. If, not less than 10 days before the proposed date of abandonment, Franco provides Owner written notice that Franco wishes to acquire the Abandonment Property, Owner shall, without additional consideration, convey the Abandonment Property in good standing by quit claim deed, without warranty, to Franco or an assignee thereof, and shall thereafter have no further obligation to maintain title to the Abandonment Property.  If Franco does not give such notice to Owner within the prescribed period of time, Owner may abandon the Abandonment Property and shall thereafter have no further obligation to maintain title to the Abandonment Property; provided, however, that if any Paramount Entity reacquires a direct or indirect interest in any of the Abandonment Property at any time following such abandonment, the production of Minerals from such property shall be subject to the Royalty, this Royalty Deed and the Royalty Agreement. Owner shall give prompt written notice to Franco of any such reacquisition.

3.3

Royalty and Stream Interests.  The Owner shall not, without Franco’s prior written consent (which may be withheld for any reason), create, grant, convey or otherwise agree to any royalty, or enter into any agreements that are similar to a royalty agreement, in each case in respect of all or any portion of the Property.  The Owner shall not, without Franco’s prior written consent, create, grant, convey or otherwise agree to any stream interest, or enter into any agreements that are similar to a stream agreement (which, for greater certainty, shall not include any Hedging Activity), in each case in respect of all or any portion of the Property, except as expressly permitted by and subject to Section 12 of the Royalty Agreement.

3.4

Right of First Refusal.  If the Owner (or either of them) receive a bona fide and irrevocable written offer (a “Third Party Offer”) from any Person dealing at arm’s length with the Owner to purchase a stream or similar interest (which, for greater

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certainty, shall not include any Hedging Activity) (the “Offered Interest”) in respect of all or any portion of the Property for cash consideration, which the Owner either wish to accept or have accepted conditional on and subject to Franco’s right of first refusal pursuant to Section 12 of the Royalty Agreement, the Owner shall promptly give notice of the Third Party Offer (the “Notice of Offer”) to Franco and comply with Section 12 of the Royalty Agreement. The Notice of Offer must contain a copy of the Third Party Offer and disclose the identity and address of the Person making the Third Party Offer. Upon the Notice of Offer being given, Franco will have the right to purchase all, but not less than all, of the Offered Interest at the same price and upon the same terms and conditions as are contained in the Third Party Offer.

3.5

Further Assurances. Franco, Owner and their successors and assigns shall, upon the reasonable request of the other, take all steps and execute all documents to effectuate the intent of this instrument, including but not limited to the execution and recording of documents that will evidence the fact that the non-participating royalty interest granted and conveyed herein exists and continues in full force beyond the time patents are issued for any of the unpatented mining claims subject to the Royalty.

3.6

Counterparts. This Royalty Deed may be executed in one or more counterparts and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

3.7	Successors and Assigns. The rights, titles, privileges and obligations under this instrument shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns.

Executed as of the date set forth above.

PARAMOUNT GOLD NEVADA CORP.

By:_______________________

Name:____________________

Title:_____________________

SLEEPER MINING COMPANY, LLC

By:_______________________

Name:____________________

Title:_____________________

FRANCO-NEVADA U.S. CORPORATION

By:_______________________

Name:_____________________

Title:______________________